UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537

_Franklin Custodian Funds

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/14

Item 1. Reports to Stockholders.

MARCH 31, 2014

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

FRANKLIN CUSTODIAN FUNDS

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents

Shareholder Letter	1	Semiannual Report		Franklin U.S. Government		Notes to
				Securities Fund	31	Financial Statements	122
		Economic and Market Overview	3
				Franklin Utilities Fund	40	Shareholder Information	146
		Franklin DynaTech Fund	5
				Financial Highlights and
		Franklin Growth Fund	14	Statements of Investments	48

		Franklin Income Fund	22	Financial Statements	112

| 1

Semiannual Report

Economic and Market Overview

The U.S. economy showed ongoing signs of recovery during the six-month period ended March 31, 2014, although abnormally cold weather suppressed some economic activity beginning in January. Strong consumer and business spending and rising inventories underpinned economic growth in the fourth quarter of 2013. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by solid home sales, rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing activity expanded during the six-month period despite a slowdown in early 2014 because of adverse weather. Retail sales for the period generally rose, especially toward the end of 2013, but missed expected levels in 2014. The unemployment rate declined to 6.7% in March from 7.2% in September 2013, and inflation remained well below the U.S. Federal Reserve Board s (Fed s) 2.0% target.1

In October 2013, the federal government temporarily shut down after Congress reached a budget impasse. However, Congress passed a spending bill in January to fund the federal government through September 2014. Congress then approved suspension of the debt ceiling until March 2015. The Fed maintained its monthly bond purchases at $85 billion until January 2014, when it began reducing them, based on continued positive economic and employment data. Although economic data in early 2014 were soft resulting from severe winter weather, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact in the March meeting while saying the Fed might quicken the expected pace of the central bank s rate-hike cycle and adopting a more qualitative approach to rate-hike guidance. Despite volatility in U.S. equity markets toward period-end arising from geopolitical risks in Ukraine, markets continued to advance as tensions eased.

Investor confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery. However, brief sell-offs flared when markets reacted to the Fed s statements, U.S. budget disputes, political instability in certain emerging markets and China s moderating economy. U.S. stocks generated strong returns for the six months under review as the Standard & Poor s 500 Index (S&P 500®) and Dow Jones Industrial Average reached all-time highs.2

The 10-year Treasury yield rose from 2.64% at the beginning of the period to a high of 3.04% on December 31, 2013, mainly because of an improved economic environment and market certainty about the Fed s plans. However,

Semiannual Report | 3

some weakening economic data, possibly due to bad weather, and increasing political tension in Ukraine contributed to the 10-year U.S. Treasury yield s decline to 2.73% at period-end.

The foregoing information reflects our analysis and opinions as of March 31, 2014. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P Dow Jones Indices in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber s or others use of S&P Dow Jones Indices.

4 | Semiannual Report

Franklin DynaTech Fund

Your Fund s Goal and Main Investments: Franklin DynaTech Fund seeks capital appreciation by investing substantially in equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2014.

Performance Overview

Franklin DynaTech Fund Class A delivered a cumulative total return of +8.83% for the six months under review. In comparison, the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, generated a total return of +11.67%.1, 2 Also for comparison, the broad U.S. stock market as measured by the Standard & Poor s 500 Index (S&P 500),1, 3 produced a +12.51% total return, and domestic and international-based stocks as measured by the NASDAQ Composite Index® posted a +12.02% total return.1 You can find the Fund s long-term performance data in the Performance Summary beginning on page 9.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund s Statement of Investments (SOI). The SOI begins on page 53.

Semiannual Report | 5

Manager s Discussion

The Fund s health care positions contributed notably to absolute performance during the reporting period.4 Although generic and branded pharmaceuticals firm Actavis reported a net operating loss for 2013, its shares were propelled by strong U.S. sales of core branded products aided by its acquisition of specialty drug company Warner Chilcott, and by its launch of new generic drugs. Genetic analysis tools manufacturer Illumina experienced robust performance across all products and geographic regions in 2013 and introduced new products in early 2014 that the company hoped would redefine the direction of genetic research. Illumina issued encouraging future earnings guidance that anticipated double-digit revenue growth in 2014. Health services and information technology provider McKesson experienced increased second- and third-quarter revenue because of growing U.S. pharmaceutical distribution, new customers and growth in Canada, and higher medical-surgical distribution and technology services sales driven by acquisitions and market growth. Biotechnology firm Biogen Idec, a developer of drugs that treat neurodegenerative diseases, exceeded sales expectations for its new multiple sclerosis (MS) drug Tecfidera, which was also recently approved by the European Commission as a first-line oral treatment for the most common type of MS. Biogen Idec also benefited from growing sales of another MS medication, Tysabri, boosted by the com-pany s acquisition of full rights from partner Perrigo.

The Fund s information technology (IT) positions also substantially supported results.5 Web-based search engine and advertising provider Google reported higher fourth-quarter revenue and earnings driven by product improvements and a larger number of paid clicks for advertising coupled with a decreased cost per click. Tencent Holdings, a leading provider of comprehensive Internet services in China, achieved sustained growth in 2013 revenue and earnings, stemming from the development of a mobile platform focusing on value-added services such as online and smartphone games, web chat, online payment services, e-commerce and online advertising. Shares of global payments technology companies Visa and Mastercard rallied as revenue increased during their most recent quarters based on growth in gross dollar and cross-border volumes and processed transactions.

In contrast, some holdings notably weighed on performance. Despite increases in fourth-quarter and full-year 2013 revenue and earnings that exceeded estimates, shares of LinkedIn, the world s largest professional, Internet network, declined after announcing lower-than-expected 2014 earnings guidance and slower growth in its user base. Falling fourth-quarter and full-year 2013 revenue for biopharmaceutical firm Celldex Therapeutics, which specializes in immunology to prevent and treat diseases, occurred primarily because of declining royalty revenue for Rotarix, a rotavirus vaccine for infants. The stock

6 | Semiannual Report

Top 10 Holdings
Franklin DynaTech Fund
3/31/14

Company	% of Total
Sector/Industry	Net Assets
Google Inc., A	3.1%
Internet Software & Services
Actavis PLC	2.4%
Pharmaceuticals
Visa Inc., A	2.3%
IT Services
MasterCard Inc., A	2.3%
IT Services
Amazon.com Inc.	2.2%
Internet & Catalog Retail
Biogen Idec Inc.	2.1%
Biotechnology
ARM Holdings PLC, ADR (U.K.)	1.8%
Semiconductors & Semiconductor
Equipment
Apple Inc.	1.7%
Technology Hardware, Storage
& Peripherals
Priceline.com Inc.	1.7%
Internet & Catalog Retail
Gilead Sciences Inc.	1.6%
Biotechnology

price of MercadoLibre, Latin America s leading e-commerce technology company, declined because of disappointing third-quarter 2013 earnings as well as concerns about inflation and currency risks in Venezuela and Argentina, in which the company earned about half of its 2013 profits. Despite revenue growth, NetSuite, a leading provider of cloud-based financials, enterprise resource planning and omnichannel commerce software suites, suffered from net operating losses in 2013, resulting from its sales promotion and product development efforts.

As managers of Franklin DynaTech Fund, at period-end we remained encouraged by the relative abundance of companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe it is these innovative, thought-leading companies that may promote economic advancement over the longer term.

Thank you for your continued participation in Franklin DynaTech Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 7

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the
Russell Indexes. Russell® is a trademark of Russell Investment Group.
3. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED
WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber s or others use of S&P U.S. Index data.
4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.
5. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

8 | Semiannual Report

Performance Summary as of 3/31/14

Franklin DynaTech Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	3/31/14	9/30/13	Change
A (FKDNX)	$44.00	$42.13	+$1.87
C (FDYNX)	$38.85	$37.53	+$1.32
R (FDNRX)	$43.35	$41.58	+$1.77
R6 (FDTRX)	$44.76	$42.74	+$2.02
Advisor (FDYZX)	$44.69	$42.71	+$1.98

Distributions
Share Class	Long-Term Capital Gain
A (10/1/13-3/31/14)	$1.8063
C (10/1/13-3/31/14)	$1.8063
R (10/1/13-3/31/14)	$1.8063
R6 (10/1/13-3/31/14)	$1.8063
Advisor (10/1/13 3/31/14)	$1.8063

Semiannual Report | 9

Performance Summary (continued)

Performance as of 3/31/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of
		Cumulative		Average Annual	$10,000	Total Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]	Operating Expenses[5]
A						0.94%
6-Month	+	8.83%	+	2.58%	$10,258
1-Year	+	27.01%	+	19.72%	$11,972
5-Year	+	171.27%	+	20.66%	$25,572
10-Year	+	131.78%	+	8.13%	$21,843
C						1.69%
6-Month	+	8.44%	+	7.44%	$10,744
1-Year	+	26.07%	+	25.07%	$12,507
5-Year	+	161.29%	+	21.18%	$26,129
10-Year	+	114.99%	+	7.95%	$21,499
R						1.19%
6-Month	+	8.70%	+	8.70%	$10,870
1-Year	+	26.72%	+	26.72%	$12,672
5-Year	+	167.92%	+	21.79%	$26,792
10-Year	+	125.31%	+	8.46%	$22,531
R6						0.52%
6-Month	+	9.06%	+	9.06%	$10,906
Since Inception (5/1/13)[6]	+	27.50%	+	27.50%	$12,750
Advisor[7]						0.69%
6-Month	+	8.97%	+	8.97%	$10,897
1-Year	+	27.34%	+	27.34%	$12,734
5-Year	+	174.67%	+	22.39%	$27,467
10-Year	+	135.19%	+	8.93%	$23,519

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Semiannual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. The Fund s investments in fast-growing industries, including the technology and telecommunications sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager s investment decisions will produce the desired results. The Fund s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Since Class R6 shares have existed for less than one year, performance is shown for the period since inception and is not annualized.
7. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund s Class A performance, excluding the effect of Class A s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +66.69% and +9.08%.

Semiannual Report | 11

Your Fund s Expenses

Franklin DynaTech Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The Ending Account Value is derived from the Fund s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading Expenses Paid During Period.
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical Ending Account Value is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund s actual return. The figure under the heading Expenses Paid During Period shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Semiannual Report

Your Fund s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13 3/31/14
A
Actual	$1,000	$1,088.30	$4.63
Hypothetical (5% return before expenses)	$1,000	$1,020.49	$4.48
C
Actual	$1,000	$1,084.40	$8.52
Hypothetical (5% return before expenses)	$1,000	$1,016.75	$8.25
R
Actual	$1,000	$1,087.00	$5.93
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.74
R6
Actual	$1,000	$1,090.60	$2.55
Hypothetical (5% return before expenses)	$1,000	$1,022.49	$2.47
Advisor
Actual	$1,000	$1,089.70	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.74	$3.23

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.89%; C: 1.64%; R: 1.14%; R6: 0.49%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Semiannual Report | 13

Franklin Growth Fund

Your Fund s Goal and Main Investments: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Growth Fund s semiannual report for the period ended March 31, 2014.

Performance Overview

Franklin Growth Fund Class A delivered a +12.61% cumulative total return for the six months under review. In comparison, the Standard & Poor s 500 Index, which is a broad measure of U.S. stock performance, generated a +12.51% total return.1, 2 You can find the Fund s long-term performance data in the Performance Summary beginning on page 17.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager s Discussion

Franklin Growth Fund owned shares of 168 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

During the six-month period, Fund holdings in all investment sectors benefited absolute performance, particularly industrials, health care and information technology (IT).3 In industrials, air service provider Alaska Air Group experienced

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund s Statement of Investments (SOI). The SOI begins on page 63.

14 | Semiannual Report

record fourth-quarter and full-year 2013 earnings driven by award-winning customer service, industry-leading on-time performance and solid execution by employees. Despite declining sales, defense contractor Northrop Grumman reported higher fourth-quarter earnings supported by superior program performance, effective cash deployment and portfolio alignment. In IT, personal computing and mobile communication device manufacturer Apple generated record revenue from all-time high sales of iPhones and iPads in the first quarter and returned profits to shareholders via cash dividends and share repurchases. The company also benefited from strong performance of its Mac products and growth of its iTunes and software and services products. Web-based search engine and advertising provider Google reported higher fourth-quarter revenue and earnings driven by product improvements and a larger number of paid clicks for advertising coupled with a decreased cost per click. In health care, biotechnology firm Biogen Idec, a developer of drugs that treat neurodegener-ative diseases, exceeded sales expectations for its new multiple sclerosis (MS) drug Tecfidera, which was also recently approved by the European Commission as a first-line oral treatment for the most common type of MS. Biogen Idec also benefited from growing sales of another MS medication, Tysabri, boosted by the company s acquisition of full rights from partner Perrigo. Beauty drug maker Allergan achieved double-digit revenue and earnings growth for 2013, aided by increasing sales of its specialty pharmaceuticals and core medical devices. Allergan also benefited from new patents for its eye lubrication drug, Restasis, as well as a court ruling that protected Lumigan, its eye pressure reduction drug, from generic competition. Genetic analysis tools manufacturer Illumina experienced robust performance across all products and geographic regions in 2013 and introduced new products in early 2014 that the company hoped would redefine the direction of genetic research. Illumina issued encouraging future earnings guidance that anticipated double-digit revenue growth in 2014.

Conversely, some holdings notably weighed on absolute Fund performance. Third-quarter revenue declined for blood management solutions provider Haemonetics, resulting from U.S. hospital implementation of new transfusion standards and blood management programs that lowered demand for blood donation as well as surgical and transfusion disposables. However, management believed the company provided competitive advantages to U.S. hospitals navigating these changes. Despite record natural gas and oil sales, Anadarko Petroleum reported a fourth-quarter net loss and reduced full-year 2013 earnings because of pending litigation against its Kerr-McGee Gathering subsidiary involving potentially substantial environmental cleanup costs in numerous U.S. locations. Revenue increased for biotechnology firm Celgene, whose medications target cancer and immune-inflammatory related diseases, but its shares declined after lower fourth-quarter and full-year 2013 earnings resulting from higher expenses for research and development and new drug launches.

Semiannual Report | 15

Top 10 Holdings
Franklin Growth Fund
3/31/14

Company	% of Total
Sector/Industry	Net Assets
Apple Inc.	3.1%
Technology Hardware & Equipment
Google Inc., A	1.7%
Software & Services
Biogen Idec Inc.	1.6%
Pharmaceuticals, Biotechnology &
Life Sciences
Alaska Air Group Inc.	1.5%
Transportation
W.W. Grainger Inc.	1.4%
Capital Goods
The Boeing Co.	1.4%
Capital Goods
Northrop Grumman Corp.	1.4%
Capital Goods
The Walt Disney Co.	1.4%
Media
Allergan Inc.	1.3%
Pharmaceuticals, Biotechnology &
Life Sciences
VF Corp.	1.3%
Consumer Durables & Apparel

Technology solutions and cloud computing company Citrix Systems reported lower full-year 2013 earnings partially resulting from higher operating expenses. The company also provided lower-than-expected 2014 earnings guidance and announced plans to replace its retiring chief executive officer.

Shortly after the end of the reporting period, Franklin Growth Fund manager Jerry Palmieri passed away unexpectedly. He was a dedicated employee for more than 50 years. As a company, we will miss his wisdom, knowledge and dedication. For many years, we were co-lead managers for the Fund, supported by a dedicated research staff. Going forward, I will continue to manage Franklin Growth Fund in the same manner, applying the investment philosophy we developed over the years.

Thank you for your continued participation in Franklin Growth Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund s portfolio.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Standard & Poor s (S&P) 500 Index: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber s or others use of S&P U.S. Index data.

3. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI.

16 | Semiannual Report

Performance Summary as of 3/31/14

Franklin Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	3/31/14	9/30/13	Change
A (FKGRX)	$66.68	$59.49	+$7.19
C (FRGSX)	$62.41	$55.64	+$6.77
R (FGSRX)	$66.34	$59.07	+$7.27
R6 (FIFRX)	$66.77	$59.71	+$7.06
Advisor (FCGAX)	$66.83	$59.66	+$7.17

Distributions
Share Class	Dividend Income
A (10/1/13-3/31/14)	$0.2953
R (10/1/13-3/31/14)	$0.0961
R6(10/1/13-3/31/14)	$0.5774
Advisor (10/1/13-3/31/14)	$0.4175

Semiannual Report | 17

Performance Summary (continued)

Performance as of 3/31/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of	Total Annual
		Cumulative		Average Annual	$10,000	Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A						0.92%	0.93%
6-Month	+	12.61%	+	6.13%	$10,613
1-Year	+	22.60%	+	15.56%	$11,556
5-Year	+	155.91%	+	19.25%	$24,119
10-Year	+	130.35%	+	8.06%	$21,711
C						1.67%	1.68%
6-Month	+	12.17%	+	11.17%	$11,117
1-Year	+	21.68%	+	20.68%	$12,068
5-Year	+	146.49%	+	19.77%	$24,649
10-Year	+	113.70%	+	7.89%	$21,370
R						1.17%	1.18%
6-Month	+	12.48%	+	12.48%	$11,248
1-Year	+	22.31%	+	22.31%	$12,231
5-Year	+	152.75%	+	20.38%	$25,275
10-Year	+	124.66%	+	8.43%	$22,466
R6						0.49%	0.50%
6-Month	+	12.84%	+	12.84%	$11,284
Since Inception (5/1/13)[6]	+	23.45%	+	23.45%	$12,345
Advisor						0.67%	0.68%
6-Month	+	12.75%	+	12.75%	$11,275
1-Year	+	22.91%	+	22.91%	$12,291
5-Year	+	159.12%	+	20.98%	$25,912
10-Year	+	136.20%	+	8.98%	$23,620

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

18 | Semiannual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager s investment decisions will produce the desired results. The Fund s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Advisor Class:	Shares are available to certain eligible investors as described in the prospectus. Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Since Class R6 shares have existed for less than one year, performance is shown for the period since inception and is not annualized.

Semiannual Report | 19

Your Fund s Expenses

Franklin Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The Ending Account Value is derived from the Fund s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading Expenses Paid During Period.
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical Ending Account Value is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund s actual return. The figure under the heading Expenses Paid During Period shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

20 | Semiannual Report

Your Fund s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13-3/31/14
A
Actual	$1,000	$1,126.10	$4.72
Hypothetical (5% return before expenses)	$1,000	$1,020.49	$4.48
C
Actual	$1,000	$1,121.70	$8.68
Hypothetical (5% return before expenses)	$1,000	$1,016.75	$8.25
R
Actual	$1,000	$1,124.80	$6.04
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.74
R6
Actual	$1,000	$1,128.40	$2.49
Hypothetical (5% return before expenses)	$1,000	$1,022.59	$2.37
Advisor
Actual	$1,000	$1,127.50	$3.39
Hypothetical (5% return before expenses)	$1,000	$1,021.74	$3.23

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.89%; C: 1.64%; R: 1.14%; R6: 0.47%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Semiannual Report | 21

Franklin Income Fund

Your Fund s Goal and Main Investments: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Income Fund covers the period ended March 31, 2014.

Performance Overview

Franklin Income Fund Class A delivered a +9.68% cumulative total return for the six months under review. The Fund s equity benchmark, the Standard & Poor s 500 (S&P 500) Index, which is a broad measure of U.S. stock performance, posted a +12.51% total return.1, 2 The Fund s fixed income benchmark, the Barclays U.S. Aggregate Index, which tracks the U.S. investment-grade, taxable bond market, returned +1.70%.1, 3 The Fund s peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, generated a +6.71% total return.4 You can find the Fund s long-term performance data in the Performance Summary beginning on page 26.

Investment Strategy

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company s experience and managerial strength; its cash flow potential and profitability; its competitive positioning and advantages; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company s changing financial condition and market recognition of the change; and a security s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund s Statement of Investments (SOI). The SOI begins on page 74.

22 | Semiannual Report

Dividend Distributions*
Franklin Income Fund
10/1/13 3/31/14
		Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
October	1.05	0.95	0.98	1.09	1.08
November	1.05	0.95	0.98	1.09	1.08
December	1.05	0.94	0.98	1.09	1.08
January	1.05	0.94	0.98	1.09	1.08
February	1.00	0.89	0.93	1.04	1.03
March	1.00	0.90	0.93	1.04	1.03
Total	6.20	5.57	5.78	6.44	6.38

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Portfolio Breakdown
Franklin Income Fund
3/31/14
% of Total
Net Assets
Equity*	61.8%
Utilities	12.2%
Energy	11.6%
Materials	9.5%
Financials	8.0%
Health Care	5.8%
Information Technology	4.7%
Industrials	3.6%
Consumer Discretionary	2.6%
Other	3.8%
Fixed Income	36.8%
Energy	8.8%
Consumer Discretionary	7.1%
Telecommunication Services	4.0%
Information Technology	3.7%
Materials	3.3%
Financials	3.2%
Health Care	2.7%
Other	4.0%
Short-Term Investments &
Other Net Assets	1.4%

*Includes convertible bonds.

Manager s Discussion

During the reporting period, the Fund s asset mix remained relatively stable. We continued to favor equity holdings, with 61.8% of total net assets in equities including common stock, preferred stock and equity-linked securities and 36.8% in fixed income securities, which consisted primarily of corporate bonds and floating rate term loans.

The Fund s performance during the period lagged that of the broad equity benchmark, the S&P 500, which delivered a strong gain, but outperformed that of the broad fixed income benchmark, the Barclays U.S. Aggregate Index.

The Fund s largest equity sector positions during the period continued to be in utilities, energy, materials and financials. Our information technology exposure increased during the period from 4.5% to 4.7% of total net assets. The Fund s fixed income exposure remained largely focused on high yield bonds, with an increasing shift toward higher credit quality positions.

The Fund is geographically positioned with 80.2% of total net assets in U.S. securities (including short-term investments and other net assets) and 19.8% of total net assets in foreign securities including the U.K., Canada, France, Switzerland, Mexico and Australia. Foreign securities included common stocks, convertible securities and corporate debt securities.

Semiannual Report | 23

Top Five Equity Holdings
Franklin Income Fund
3/31/14

Company	% of Total
Sector/Industry	Net Assets
Royal Dutch Shell PLC	2.2%
Energy
Wells Fargo & Co.	1.8%
Financials
BP PLC	1.6%
Energy
Merck & Co. Inc.	1.6%
Health Care
The Southern Co.	1.3%
Utilities

Our equity positions drove the Fund s overall performance supported by continued corporate profit gains and investor optimism about moderately improved economic conditions. The Fund benefited from broad-based contributions across a wide range of sectors including utilities, health care, materials, industrials and financials. Many of our top performers, in our opinion, were leaders in their industries, had strong operations and cash flow, and showed a firm commitment to shareholders in the form of what we considered were attractive and growing dividend yields. Examples included The Dow Chemical Co., Merck & Co., Wells Fargo, Intel and Rio Tinto. The Fund s top equity contributors were supported by a variety of factors. During the period, cold weather bolstered commodity prices and led to gains for energy companies Royal Dutch Shell, BP and Exelon, while leading financial services companies Wells Fargo & Co. and JPMorgan Chase & Co. rose because of continued favorable capital and credit trends, as well as optimism about the potential for improving loan growth. Although the Fund s equity sector exposure delivered strong overall gains, several positions underperformed during the period. Weakness in the offshore oil and gas drilling industry pressured shares of Transocean, a leading owner and operator of mobile offshore drilling units. Continued coal pricing weakness related to investor uncertainty about the outlook for steel demand pressured Walter Energy partly because of the company s highly leveraged balance sheet.

Fixed income positions continued to benefit the Fund s overall performance given a generally benign environment for corporate bonds during the period, including stable economic conditions and credit conditions that provided ample access to capital. These factors led to low default levels in the high yield markets. Long-term interest rates remained relatively stable during the period, with the 10-year U.S. Treasury trading in a fairly tight range. Leading fixed income contributors during the period included corporate bonds of First Data, CC Media Holdings5 and Sprint Nextel. In contrast, holdings in NII Capital and Walter Energy were leading detractors.

We remained broadly exposed to high yield corporate bonds in our fixed income allocation, although we started to shift away from some of the lower credit quality, short-maturity bonds in favor of slightly longer duration, lower coupon bonds with higher credit quality. In some cases, this shift enabled us to take profits in bonds trading at substantial premiums to par value and then reinvest the proceeds in slightly longer maturity bonds trading at discounts to par value. We believe this was one of the more compelling opportunities in the high yield markets over the past six months, created in part by uncertainty about long-term interest rates.

24 | Semiannual Report

Thank you for your continued participation in Franklin Income Fund.

We look forward to serving your future investment needs.

Top Five Fixed Income Holdings
and Senior Floating Rate Interests*
Franklin Income Fund
3/31/14

Company	% of Total
Sector/Industry	Net Assets
First Data Corp.	2.3%
Information Technology
Clear Channel Communications Inc.	1.9%
Consumer Discretionary
JPMorgan Chase & Co.	1.4%
Financials
Sprint Nextel Corp.	1.3%
Telecommunication Services
Chesapeake Energy Corp.	1.2%
Energy

*Does not include convertible bonds.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED
WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with sub-
scriber s or others use of S&P U.S. Index data.
3. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.
4. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 3/31/14, this category consisted of
534 funds. Lipper calculations do not include sales charges or expense subsidization by a fund s manager. The Fund s performance relative to the average may have differed if these and other factors had been considered.
5. CC Media Holdings comprises Clear Channel Communications, Inc. and Clear Channel Worldwide Holdings, Inc.
in the SOI.

Semiannual Report | 25

Performance Summary as of 3/31/14

Franklin Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	3/31/14	9/30/13	Change
A (FKINX)	$2.49	$2.33	+$0.16
C (FCISX)	$2.52	$2.35	+$0.17
R (FISRX)	$2.45	$2.29	+$0.16
R6 (FNCFX)	$2.47	$2.31	+$0.16
Advisor (FRIAX)	$2.47	$2.31	+$0.16

Distributions
Share Class	Dividend Income
A (10/1/13-3/31/14)	$0.0620
C (10/1/13-3/31/14)	$0.0557
R (10/1/13-3/31/14)	$0.0578
R6 (10/1/13-3/31/14)	$0.0644
Advisor (10/1/13 3/31/14)	$0.0638

26 | Semiannual Report

Performance Summary (continued)

Performance as of 3/31/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of
		Cumulative		Average Annual	$10,000	Total Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]	Operating Expenses[5]
A						0.62%
6-Month	+	9.68%	+	5.17%	$10,517
1-Year	+	12.76%	+	8.12%	$10,812
5-Year	+	123.14%	+	16.38%	$21,350
10-Year	+	107.86%	+	7.11%	$19,879
C						1.12%
6-Month	+	9.74%	+	8.74%	$10,874
1-Year	+	12.53%	+	11.53%	$11,153
5-Year	+	118.25%	+	16.89%	$21,825
10-Year	+	98.23%	+	7.08%	$19,823
R						0.97%
6-Month	+	9.65%	+	9.65%	$10,965
1-Year	+	12.58%	+	12.58%	$11,258
5-Year	+	119.53%	+	17.03%	$21,953
10-Year	+	100.71%	+	7.22%	$20,071
R6						0.39%
6-Month	+	9.87%	+	9.87%	$10,987
Since Inception (5/1/13)[6]	+	11.03%	+	11.03%	$11,103
Advisor						0.47%
6-Month	+	9.85%	+	9.85%	$10,985
1-Year	+	13.04%	+	13.04%	$11,304
5-Year	+	124.93%	+	17.60%	$22,493
10-Year	+	110.95%	+	7.75%	$21,095

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	4.62%	3.22%	3.22%
C	4.29%	2.88%	2.88%
R	4.56%	3.03%	3.03%
R6	5.05%	3.61%	3.61%
Advisor	5.00%	3.52%	3.52%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 27

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund s share price may decline. Changes in the financial strength of a bond issuer or in a bond s credit rating may affect its value. Investments in lower rated, higher yielding instruments include higher risk of default and loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. The Fund is actively managed but there is no guarantee that the manager s investment decisions will produce the desired results. The Fund s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Advisor Class:	Shares are available to certain eligible investors as described in the prospectus. Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Since Class R6 shares have existed for less than one year, performance is shown for the period since inception and is not annualized.

7. Distribution rate is based on an annualization of the respective class s March dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 3/31/14.

8. The 30-day standardized yield for the 30 days ended 3/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund s rate of investment income, and it may not equal the Fund s actual income distribution rate (which reflects the Fund s past dividends paid to shareholders) or the income reported in the Fund s financial statements.

28 | Semiannual Report

Your Fund s Expenses

Franklin Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The Ending Account Value is derived from the Fund s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading Expenses Paid During Period.
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical Ending Account Value is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund s actual return. The figure under the heading Expenses Paid During Period shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 29

Your Fund s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13 3/31/14
A
Actual	$1,000	$1,096.80	$3.24
Hypothetical (5% return before expenses)	$1,000	$1,021.84	$3.13
C
Actual	$1,000	$1,097.40	$5.86
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.64
R
Actual	$1,000	$1,096.50	$5.07
Hypothetical (5% return before expenses)	$1,000	$1,020.09	$4.89
R6
Actual	$1,000	$1,098.70	$2.04
Hypothetical (5% return before expenses)	$1,000	$1,022.99	$1.97
Advisor
Actual	$1,000	$1,098.50	$2.46
Hypothetical (5% return before expenses)	$1,000	$1,022.59	$2.37

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.62%; C: 1.12%; R: 0.97%; R6: 0.39%; and Advisor: 0.47%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

30 | Semiannual Report

Franklin U.S. Government Securities Fund

Your Fund s Goal and Main Investments: Franklin U.S. Government Securities Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2014.

Performance Overview

Franklin U.S. Government Securities Fund Class A delivered a +1.05% cumulative total return for the six months under review. In comparison, its peers, AAA as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs, posted a +1.16% total return.2 The Barclays U.S. Government Index: Intermediate Component, the intermediate component of the Barclays U.S. Government Index, returned +0.21% for the same period.3, 4 The Fund s return reflects the effect of management fees and expenses, while the Barclays U.S. Government Index: Intermediate Component does not have such costs. You can find the Fund s long-term performance data in the Performance Summary beginning on page 35.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund s Statement of Investments (SOI). The SOI begins on page 100.

Semiannual Report | 31

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Investment Strategy

We currently invest the Fund s assets predominantly in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund s short-term investments may include short-term government securities and cash or cash equivalents.

Manager s Discussion

Economic indicators over the period broadly supported the U.S. economy s modest recovery. Much of the U.S. economic data released during the first quarter of 2014 was softer than many observers predicted and likely reflected the transitory effects of severe winter weather across much of the nation. However, despite the soft patch, employment data generally indicated continued labor market improvement. Consumers financial situations in the fourth quarter of 2013 also continued to show meaningful improvement, which we thought could support consumption trends. Manufacturing activity rebounded over the period after an initial slowdown attributed to the severe weather experienced in the first quarter of 2014 and an inventory buildup that accumulated late in 2013. Housing data were weaker than expected, which we think also reflected the adverse weather as well as higher mortgage interest rates, although home prices rose compared to the previous year.

In a sign of more confidence in the economic outlook, the U.S. Federal Reserve Board (Fed) revised its quantitative easing policy by reducing its monthly asset purchases starting in January. The reduction was split evenly between mortgage-backed securities (MBS) and Treasuries. The Fed also reiterated that it was not

32 | Semiannual Report

following a preset course and emphasized that future decisions would continue to be contingent on new economic data.

GNMA MBS provided a modest income opportunity over Treasuries as the GNMA current coupon yielded 3.23% at period-end, compared to five- and 10-year Treasuries, which yielded 1.73% and 2.73%.

MBS performance was positive during the period and outperformed similar duration Treasuries. In our view, agency mortgages were fully valued. Investor awareness about the timeline for tapering reduced anxiety. Questions still remained, however, about the demand source for agency MBS after the Fed ends its buying program. We felt demand from banks, mortgage real estate investment trusts, overseas investors and domestic money managers would need to rise to compensate for the Fed s reduced presence in the MBS sector. The recent decline in gross issuance may contribute to tighter spreads, but we believed recent spreads at period-end did not adequately compensate investors for the risks. As interest rates and mortgage rates have moved higher, actual prepayment levels have declined and could, in our opinion, allow investors to keep a greater portion of their income.

Within the agency mortgage pass-through sector, Fannie Mae (FNMA) MBS lagged their Freddie Mac (FHLMC) MBS and GNMA MBS counterparts. Within GNMAs, higher coupon 5.5% and 6.0% securities were the best performers from an excess returns perspective, while lower coupon 3.5% and 4.0% securities underperformed.

Franklin U.S. Government Securities Fund maintains a conservative, disciplined investment strategy and invests entirely in GNMA mortgage pass-throughs, which remain the only MBS that are backed by the full faith and credit of the U.S. government the same guarantee applicable to U.S. Treasuries.1 Our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated misvaluation of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

During the period, we were slightly more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we added to GNMA II 4.0% coupons while reducing exposure to 3.5% coupons. Our heaviest allocation was in 4.0% through 5.0% coupons. The Fund s overweighted position relative to the benchmark to higher coupon 5.5% to 6.0% GNMA securities benefited performance as did the Fund s underweighting in 3.0% coupon GNMAs, while the Fund s allocation to 4.0% coupon GNMAs generally detracted from performance.

Semiannual Report | 33

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund s portfolio.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund s yield and share price are not guaranteed and will vary with market conditions.

2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 3/31/14, this category consisted of 67 funds. Lipper calculations do not include sales charges or expense subsidization by a fund s manager. The Fund s performance relative to the average may have differed if these and other factors had been considered.

3. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

4. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

34 | Semiannual Report

Performance Summary as of 3/31/14

Franklin U.S. Government Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 35

Performance Summary (continued)

Performance as of 3/31/141

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Total Annual
Share Class		Total Return[2]		Total Return[3]	Operating Expenses[4]
A					0.73%
6-Month	+	1.05%		-3.24%
1-Year		-0.15%		-4.41%
5-Year	+	17.66%	+	2.40%
10-Year	+	48.81%	+	3.60%
C					1.23%
6-Month	+	0.80%		-0.19%
1-Year		-0.66%		-1.63%
5-Year	+	14.80%	+	2.80%
10-Year	+	41.40%	+	3.53%
R					1.08%
6-Month	+	0.87%	+	0.87%
1-Year		-0.50%		-0.50%
5-Year	+	15.74%	+	2.97%
10-Year	+	43.50%	+	3.68%
R6					0.46%
6-Month	+	1.19%	+	1.19%
Since Inception (5/1/13)[5]		-0.36%		-0.36%
Advisor					0.58%
6-Month	+	1.12%	+	1.12%
1-Year		0.00%		0.00%
5-Year	+	18.66%	+	3.48%
10-Year	+	50.94%	+	4.20%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)
A	3.42%	2.65%	2.65%
C	3.07%	2.25%	2.25%
R	3.22%	2.41%	2.41%
R6	3.86%	3.07%	3.07%
Advisor	3.71%	2.93%	2.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

36 | Semiannual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. The Fund s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund s share price may decline. Changes in the financial strength of a bond issuer or in a bond s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager s investment decisions will produce the desired results. The Fund s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Advisor Class:	Shares are available to certain eligible investors as described in the prospectus. Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. Figures are as stated in the Fund s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Since Class R6 shares have existed for less than one year, performance is shown for the period since inception and is not annualized.

6. Distribution rate is based on an annualization of the respective class s March dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 3/31/14.

7. The 30-day standardized yield for the 30 days ended 3/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund s rate of investment income, and it may not equal the Fund s actual income distribution rate (which reflects the Fund s past dividends paid to shareholders) or the income reported in the Fund s financial statements.

Semiannual Report | 37

Your Fund s Expenses

Franklin U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The Ending Account Value is derived from the Fund s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading Expenses Paid During Period.
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical Ending Account Value is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund s actual return. The figure under the heading Expenses Paid During Period shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

38 | Semiannual Report

Your Fund s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13 3/31/14
A
Actual	$1,000	$1,010.50	$3.81
Hypothetical (5% return before expenses)	$1,000	$1,021.14	$3.83
C
Actual	$1,000	$1,008.00	$6.31
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.34
R
Actual	$1,000	$1,008.70	$5.56
Hypothetical (5% return before expenses)	$1,000	$1,019.40	$5.59
R6
Actual	$1,000	$1,011.90	$2.36
Hypothetical (5% return before expenses)	$1,000	$1,022.59	$2.37
Advisor
Actual	$1,000	$1,011.20	$3.06
Hypothetical (5% return before expenses)	$1,000	$1,021.89	$3.07

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.76%; C: 1.26%; R: 1.11%; R6: 0.47%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Semiannual Report | 39

Franklin Utilities Fund

Your Fund s Goal and Main Investments: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2014.

Performance Overview

Franklin Utilities Fund Class A delivered a +12.37% cumulative total return for the six months under review. In comparison, the Standard & Poor s 500 (S&P 500) Index, which is a broad measure of U.S. stock performance, generated a +12.51% total return, and the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500 Index, produced a +13.17% total return.1, 2 You can find the Fund s long-term performance data in the Performance Summary beginning on page 43.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

Manager s Discussion

For the six months under review, the utilities sector outperformed the S&P 500 Index; however, the energy sector underperformed. Our stock selection in electric utilities and multi-utilities helped the Fund s performance relative to the S&P 500 Utilities Index during the six-month period.3 In contrast, our investments in off-benchmark energy and telecommunication services stocks hindered relative returns.4

Electric utilities led the Fund s notable contributors to absolute performance. Edison International reported healthy earnings for 2013, driven by its Southern California Edison subsidiary s infrastructure investments and operational efficiencies. Edison also issued increased earnings guidance for 2014 based on its

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund s Statement of Investments (SOI). The SOI begins on page 109.

40 | Semiannual Report

expectation of continuing these positive trends. Florida-based utility NextEra Energy, which also is a leading clean energy developer and operator in the U.S. and Canada, accomplished full-year 2013 earnings comparable to those of the prior year. The company also benefited from modernizing its Cape Canaveral plant, strengthening its electric grid against future storms, constructing additional solar power generation and signing new wind power purchase agreements. Shares of American Electric Power rallied resulting from increased 2013 earnings and dividends and reaffirmed 2014 earnings guidance, largely stemming from its investment in core regulated operations, including its transmission business, and from cost savings achieved through sustainable process improvements. Multi-utilities also helped absolute results. Dominion Resources, a supplier of electricity and natural gas to the eastern U.S., reported higher 2013 operating earnings attributable to electric service territory growth and higher revenues resulting from rate adjustments and gas transmission growth projects, as well as lower operations and maintenance expenses. Sempra Energy, owner of electric and natural gas utilities in California and South America as well as natural gas pipelines, storage facilities and terminals in the U.S. and Mexico, reported increased revenue and earnings in 2013 and raised its dividend. Sempra Energy pursued growth by launching an initial public offering for a new energy company in Mexico and planned for the export of liquefied natural gas via Cameron LNG. Electric and gas utility National Grid, which operates electricity and gas transmission in the U.K. and electricity transmission in the northeastern U.S., continued to develop new transmission and generation infrastructure in its regulated utility networks that performed well despite severe winter weather. The company anticipated that its upcoming full fiscal year results would be in line with its goals for good operating performance and sustainable dividend growth.

In contrast, a few Fund holdings declined during the reporting period and hindered absolute Fund performance. Oil and gas transportation company Kinder Morgan, which owns an interest in or operates pipelines and terminals for delivering fuels and other products in the U.S. and Canada, suffered from lower earnings guidance and an investor lawsuit, as well as rumors that one of its publicly traded companies, Kinder Morgan Energy Partners (KMP), understated spending. KMP reported higher earnings, key acquisitions and a Canadian government application to expand pipeline capacity. Kinder Morgan expects KMP s strong performance to help drive growth in 2014. Declining sales and low natural gas prices resulted in falling profits and the first dividend reduction in the 17-year history of FirstEnergy, which owns electricity providers in six eastern states. Increased use of home-generated solar energy by customers, among other factors, led the company to sell power plants, reduce spending and focus on regulated assets that provide more reliable returns than for those selling power to wholesale markets.

Semiannual Report | 41

Thank you for your continued participation in Franklin Utilities Fund.

We look forward to serving your future investment needs.

Portfolio Management Team
Franklin Utilities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund s portfolio.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P Dow Jones Indices in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with sub-scriber s or others use of S&P index data.

3. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI.

4. The energy sector comprises oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services in the SOI.

42 | Semiannual Report

Performance Summary as of 3/31/14

Franklin Utilities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 43

Performance Summary (continued)

Performance as of 3/31/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of
		Cumulative		Average Annual	$10,000	Total Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]	Operating Expenses[5]
A						0.75%
6-Month	+	12.37%	+	7.59%	$10,759
1-Year	+	10.39%	+	5.70%	$10,570
5-Year	+	112.20%	+	15.24%	$20,323
10-Year	+	163.92%	+	9.72%	$25,282
C						1.25%
6-Month	+	12.08%	+	11.08%	$11,108
1-Year	+	9.81%	+	8.81%	$10,881
5-Year	+	106.97%	+	15.66%	$20,697
10-Year	+	150.90%	+	9.64%	$25,090
R						1.10%
6-Month	+	12.14%	+	12.14%	$11,214
1-Year	+	10.03%	+	10.03%	$11,003
5-Year	+	108.49%	+	15.83%	$20,849
10-Year	+	154.87%	+	9.81%	$25,487
R6						0.48%
6-Month	+	12.52%	+	12.52%	$11,252
Since Inception (5/1/13)[6]	+	6.00%	+	6.00%	$10,600
Advisor						0.60%
6-Month	+	12.45%	+	12.45%	$11,245
1-Year	+	10.63%	+	10.63%	$11,063
5-Year	+	113.70%	+	16.40%	$21,370
10-Year	+	167.84%	+	10.35%	$26,784

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	2.73%	2.87%	2.87%
C	2.40%	2.49%	2.49%
R	2.54%	2.64%	2.64%
R6	3.09%	3.26%	3.26%
Advisor	2.98%	3.15%	3.15%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

44 | Semiannual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. In addition to being sensitive to other factors, securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the man-ager s investment decisions will produce the desired results. The Fund s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Since Class R6 shares have existed for less than one year, performance is shown for the period since inception and is not annualized.

7. Distribution rate is based on an annualization of the respective class s current quarterly dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 3/31/14.

8. The 30-day standardized yield for the 30 days ended 3/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund s rate of investment income, and it may not equal the Fund s actual income distribution rate (which reflects the Fund s past dividends paid to shareholders) or the income reported in the Fund s financial statements.

Semiannual Report | 45

Your Fund s Expenses

Franklin Utilities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The Ending Account Value is derived from the Fund s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading Expenses Paid During Period.
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical Ending Account Value is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund s actual return. The figure under the heading Expenses Paid During Period shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

46 | Semiannual Report

Your Fund s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13 3/31/14
A
Actual	$1,000	$1,123.70	$3.97
Hypothetical (5% return before expenses)	$1,000	$1,021.19	$3.78
C
Actual	$1,000	$1,120.80	$6.61
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.29
R
Actual	$1,000	$1,121.40	$5.82
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.54
R6
Actual	$1,000	$1,125.20	$2.54
Hypothetical (5% return before expenses)	$1,000	$1,022.54	$2.42
Advisor
Actual	$1,000	$1,124.50	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,021.94	$3.02

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.75%; C: 1.25%; R: 1.10%; R6: 0.48%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Semiannual Report | 47

Franklin Custodian Funds
Financial Highlights

Franklin DynaTech Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$42.13	$34.00	$27.66	$27.16	$23.20	$24.87
Income from investment operations[a]:
Net investment income (loss)[b]	(0.11)	(0.12)	(0.11)	(0.14)	(0.11)	(0.06)
Net realized and unrealized gains (losses)	3.79	8.25	7.10	0.64	4.07	(0.03)
Total from investment operations	3.68	8.13	6.99	0.50	3.96	(0.09)
Less distributions from net realized gains	(1.81)		(0.65)			(1.58)
Net asset value, end of period	$44.00	$42.13	$34.00	$27.66	$27.16	$23.20

Total return[c]	8.83%	23.91%	25.59%	1.84%	17.07%	2.71%

Ratios to average net assets[d]
Expenses	0.89%[e,f]	0.94%	0.96%	0.97%	1.03%	1.16%[f]
Net investment income (loss)	(0.47)%	(0.34)%	(0.35)%	(0.46)%	(0.44)%	(0.34)%

Supplemental data
Net assets, end of period (000 s)	$1,410,119	$1,072,814	$898,665	$642,552	$566,764	$503,472
Portfolio turnover rate	8.61%	35.40%	16.65%	30.11%	31.39%	46.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

48 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds
Financial Highlights (continued)

Franklin DynaTech Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$37.53	$30.52	$25.07	$24.81	$21.34	$23.23
Income from investment operations[a]:
Net investment income (loss)[b]	(0.24)	(0.35)	(0.32)	(0.34)	(0.28)	(0.19)
Net realized and unrealized gains (losses)	3.37	7.36	6.42	0.60	3.75	(0.12)
Total from investment operations	3.13	7.01	6.10	0.26	3.47	(0.31)
Less distributions from net realized gains	(1.81)		(0.65)			(1.58)
Net asset value, end of period	$38.85	$37.53	$30.52	$25.07	$24.81	$21.34

Total return[c]	8.44%	22.97%	24.67%	1.05%	16.26%	1.89%

Ratios to average net assets[d]
Expenses	1.64%[e,f]	1.69%	1.71%	1.72%	1.78%	1.91%[f]
Net investment income (loss)	(1.22)%	(1.09)%	(1.10)%	(1.21)%	(1.19)%	(1.09)%

Supplemental data
Net assets, end of period (000 s)	$207,019	$176,556	$142,903	$105,707	$93,927	$83,435
Portfolio turnover rate	8.61%	35.40%	16.65%	30.11%	31.39%	46.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 49

Franklin Custodian Funds
Financial Highlights (continued)

Franklin DynaTech Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class R	(unaudited)	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$41.58	$33.65	$27.44	$27.02	$23.13	$15.66
Income from investment operations[b]:
Net investment income (loss)[c]	(0.16)	(0.21)	(0.19)	(0.22)	(0.17)	(0.09)
Net realized and unrealized gains (losses)	3.74	8.14	7.05	0.64	4.06	7.56
Total from investment operations	3.58	7.93	6.86	0.42	3.89	7.47
Less distributions from net realized gains	(1.81)		(0.65)
Net asset value, end of period	$43.35	$41.58	$33.65	$27.44	$27.02	$23.13

Total return[d]	8.70%	23.57%	25.32%	1.55%	16.82%	47.70%

Ratios to average net assets[e]
Expenses	1.14%[f,g]	1.19%	1.21%	1.22%	1.28%	1.41%[g]
Net investment income (loss)	(0.72)%	(0.59)%	(0.60)%	(0.71)%	(0.69)%	(0.59)%

Supplemental data
Net assets, end of period (000 s)	$43,845	$41,825	$33,338	$11,100	$7,034	$6,345
Portfolio turnover rate	8.61%	35.40%	16.65%	30.11%	31.39%	46.05%

aFor the period December 1, 2008 (effective date) to September 30, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliate rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

50 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds
Financial Highlights (continued)

Franklin DynaTech Fund
	Six Months Ended	Period Ended
	March 31, 2014	September 30,
Class R6	(unaudited)	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$42.74	$36.56
Income from investment operations[b]:
Net investment income (loss)[c]	(0.02)	0.01
Net realized and unrealized gains (losses)	3.85	6.17
Total from investment operations	3.83	6.18
Less distributions from net realized gains	(1.81)
Net asset value, end of period	$44.76	$42.74

Total return[d]	9.06%	16.90%

Ratios to average net assets[e]
Expenses	0.49%[f,g]	0.52%
Net investment income (loss)	(0.07)%	0.08%

Supplemental data
Net assets, end of period (000 s)	$338,945	$317,315
Portfolio turnover rate	8.61%	35.40%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliate rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 51

Franklin Custodian Funds
Financial Highlights (continued)

Franklin DynaTech Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$42.71	$34.39	$27.89	$27.33	$23.28	$24.90
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	(0.03)	(0.03)	(0.06)	(0.05)	(0.02)
Net realized and unrealized gains (losses)	3.84	8.35	7.18	0.62	4.10	(0.02)
Total from investment operations	3.79	8.32	7.15	0.56	4.05	(0.04)
Less distributions from net realized gains	(1.81)		(0.65)			(1.58)
Net asset value, end of period	$44.69	$42.71	$34.39	$27.89	$27.33	$23.28

Total return[c]	8.97%	24.19%	25.96%	2.05%	17.40%	2.92%

Ratios to average net assets[d]
Expenses	0.64%[e,f]	0.69%	0.71%	0.72%	0.78%	0.91%[f]
Net investment income (loss)	(0.22)%	(0.09)%	(0.10)%	(0.21)%	(0.19)%	(0.09)%

Supplemental data
Net assets, end of period (000 s)	$155,093	$122,287	$260,012	$102,221	$11,541	$8,208
Portfolio turnover rate	8.61%	35.40%	16.65%	30.11%	31.39%	46.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

52 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited)

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks 96.8%
Aerospace & Defense 2.2%
The Boeing Co.	United States	150,000	$18,823,500
Precision Castparts Corp.	United States	110,000	27,803,600
			46,627,100
Air Freight & Logistics 0.6%
FedEx Corp.	United States	100,000	13,256,000
Biotechnology 8.8%
[a]Alnylam Pharmaceuticals Inc.	United States	150,000	10,071,000
Amgen Inc.	United States	150,000	18,501,000
[a]Biogen Idec Inc.	United States	150,000	45,880,500
[a]Celgene Corp.	United States	175,000	24,430,000
[a]Celldex Therapeutics Inc.	United States	350,000	6,184,500
[a]Gilead Sciences Inc.	United States	500,000	35,430,000
[a]Incyte Corp.	United States	200,000	10,704,000
[a]Karyopharm Therapeutics Inc.	United States	20,000	617,800
[a]Medivation Inc.	United States	400,000	25,748,000
[a]Regeneron Pharmaceuticals Inc.	United States	40,000	12,011,200
			189,578,000
Capital Markets 1.2%
The Charles Schwab Corp.	United States	350,000	9,565,500
Financial Engines Inc.	United States	200,000	10,156,000
The Goldman Sachs Group Inc.	United States	35,000	5,734,750
			25,456,250
Chemicals 3.0%
Cytec Industries Inc.	United States	200,000	19,522,000
Monsanto Co.	United States	200,000	22,754,000
Sigma-Aldrich Corp.	United States	250,000	23,345,000
			65,621,000
Commercial Services & Supplies 0.5%
[a]Stericycle Inc.	United States	100,000	11,362,000
Communications Equipment 1.4%
[a]Palo Alto Networks Inc.	United States	200,000	13,720,000
QUALCOMM Inc.	United States	200,000	15,772,000
			29,492,000
Diversified Consumer Services 0.1%
[a]2U Inc.	United States	116,400	1,588,860
Diversified Financial Services 2.3%
IntercontinentalExchange Group Inc.	United States	100,000	19,783,000
Investment AB Kinnevik, B	Sweden	250,000	9,232,362
Moody s Corp.	United States	250,000	19,830,000
			48,845,362
Electrical Equipment 0.1%
Acuity Brands Inc.	United States	10,000	1,325,700

Semiannual Report | 53

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components 0.9%
[a]Cognex Corp.	United States	200,000	$6,772,000
[a]Trimble Navigation Ltd.	United States	300,000	11,661,000
			18,433,000
Energy Equipment & Services 5.3%
Core Laboratories NV	United States	70,000	13,890,800
[a]FMC Technologies Inc.	United States	500,000	26,145,000
[a]Forum Energy Technologies Inc.	United States	250,000	7,745,000
National Oilwell Varco Inc.	United States	200,000	15,574,000
Oceaneering International Inc.	United States	300,000	21,558,000
Schlumberger Ltd.	United States	300,000	29,250,000
			114,162,800
Health Care Equipment & Supplies 2.5%
Abbott Laboratories	United States	350,000	13,478,500
[a]DexCom Inc.	United States	350,000	14,476,000
[a]Edwards Lifesciences Corp.	United States	100,000	7,417,000
[a]HeartWare International Inc.	United States	100,000	9,378,000
Stryker Corp.	United States	100,000	8,147,000
			52,896,500
Health Care Providers & Services 2.4%
[a]Express Scripts Holding Co.	United States	80,000	6,007,200
McKesson Corp.	United States	200,000	35,314,000
UnitedHealth Group Inc.	United States	130,000	10,658,700
			51,979,900
Health Care Technology 3.1%
[a]athenahealth Inc.	United States	200,000	32,048,000
[a]Castlight Health Inc., Series B	United States	44,000	933,680
[a]Cerner Corp.	United States	550,000	30,937,500
[a]Veeva Systems Inc.	United States	150,000	4,005,000
			67,924,180
Hotels, Restaurants & Leisure 0.4%
Wynn Resorts Ltd.	United States	40,000	8,886,000
Insurance 0.5%
[a]eHealth Inc.	United States	200,000	10,160,000
Internet & Catalog Retail 6.5%
[a]Amazon.com Inc.	United States	140,000	47,112,800
[a]Coupons.com Inc.	United States	26,000	640,900
[a]HomeAway Inc.	United States	400,000	15,068,000
[a]Liberty Ventures, A	United States	150,000	19,549,500
[a]Netflix Inc.	United States	55,000	19,361,650
[a]Priceline.com Inc.	United States	30,000	35,756,700
[a]Qunar Cayman Islands Ltd., ADR	China	23,800	728,042
[a]Zulily Inc.	United States	50,000	2,509,500
			140,727,092

54 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)
Internet Software & Services 14.6%
[a]Autohome Inc., ADR	China	100,000	$3,841,000
[a]Baidu Inc., ADR	China	100,000	15,238,000
[a]Borderfree Inc.	United States	53,100	989,784
[a]Care.com Inc.	United States	100,000	1,655,000
[a]Cornerstone OnDemand Inc.	United States	200,000	9,574,000
[a]Demandware Inc.	United States	300,000	19,218,000
[a]eBay Inc.	United States	200,000	11,048,000
[a]Facebook Inc., A	United States	500,000	30,120,000
[a]Google Inc., A	United States	60,000	66,870,600
[a]LinkedIn Corp., A	United States	130,000	24,042,200
MercadoLibre Inc.	Argentina	100,000	9,511,000
Naver Corp.	South Korea	20,000	14,536,576
[a]Q2 Holdings Inc.	United States	65,500	1,017,215
[a]Qihoo 360 Technologies Co. Ltd., ADR	China	200,000	19,916,000
Tencent Holdings Ltd.	China	500,000	34,777,508
[a]Twitter Inc.	United States	100,000	4,667,000
[a]Yahoo! Inc.	United States	500,000	17,950,000
[a]Yandex NV, A	Russia	250,000	7,547,500
[a]Yelp Inc.	United States	300,000	23,079,000
			315,598,383
IT Services 4.5%
MasterCard Inc., A	United States	650,000	48,555,000
Visa Inc., A	United States	225,000	48,568,500
			97,123,500
Life Sciences Tools & Services 3.3%
[a]Fluidigm Corp.	United States	100,000	4,407,000
[a]Illumina Inc.	United States	200,000	29,732,000
Thermo Fisher Scientific Inc.	United States	200,000	24,048,000
[a]Waters Corp.	United States	130,000	14,093,300
			72,280,300
Machinery 1.1%
Flowserve Corp.	United States	300,000	23,502,000
Media 1.5%
[a]Liberty Media Corp., A	United States	160,000	20,916,800
[a]Starz, A	United States	350,000	11,298,000
			32,214,800
Oil, Gas & Consumable Fuels 2.6%
Anadarko Petroleum Corp.	United States	200,000	16,952,000
Noble Energy Inc.	United States	300,000	21,312,000
Pioneer Natural Resources Co.	United States	100,000	18,714,000
			56,978,000
Pharmaceuticals 6.1%
AbbVie Inc.	United States	350,000	17,990,000
[a]Actavis PLC	United States	250,000	51,462,500
Allergan Inc.	United States	200,000	24,820,000

		Semiannual Report | 55

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Co.	United States	50,000	$2,597,500
Perrigo Co. PLC	United States	140,000	21,652,400
[a]Valeant Pharmaceuticals International Inc.	Canada	100,000	13,157,228
			131,679,628
Professional Services 0.5%
[a]The Advisory Board Co.	United States	150,000	9,637,500
[a]Paylocity Holding Corp.	United States	37,000	889,850
			10,527,350
Real Estate Investment Trusts (REITs) 0.9%
American Tower Corp.	United States	250,000	20,467,500
Semiconductors & Semiconductor Equipment 4.8%
ARM Holdings PLC, ADR	United Kingdom	750,000	38,227,500
ASML Holding NV, N.Y. shs	Netherlands	200,000	18,672,000
Intel Corp.	United States	900,000	23,229,000
[a]Lam Research Corp.	United States	300,000	16,500,000
Power Integrations Inc.	United States	100,000	6,578,000
			103,206,500
Software 11.0%
Activision Blizzard Inc.	United States	50,000	1,022,000
[a]ANSYS Inc.	United States	200,000	15,404,000
[a]Aspen Technology Inc.	United States	500,000	21,180,000
[a]Concur Technologies Inc.	United States	200,000	19,814,000
[a]FireEye Inc.	United States	50,000	3,078,500
[a]Guidewire Software Inc.	United States	300,000	14,715,000
[a]Imperva Inc.	United States	200,000	11,140,000
[a]NetSuite Inc.	United States	300,000	28,449,000
[a]Salesforce.com Inc.	United States	400,000	22,836,000
[a]ServiceNow Inc.	United States	500,000	29,960,000
[a]Splunk Inc.	United States	350,000	25,021,500
[a]Tableau Software Inc.	United States	50,000	3,804,000
[a]Ultimate Software Group Inc.	United States	100,000	13,700,000
[a]Varonis Systems Inc.	United States	50,000	1,788,000
[a]VMware Inc., A	United States	20,000	2,160,400
[a]Workday Inc.	United States	250,000	22,857,500
			236,929,900
Technology Hardware, Storage & Peripherals 2.2%
Apple Inc.	United States	70,000	37,571,800
[a]Stratasys Ltd.	United States	100,000	10,609,000
			48,180,800
Textiles, Apparel & Luxury Goods 0.9%
NIKE Inc., B	United States	250,000	18,465,000
Trading Companies & Distributors 0.2%
Fastenal Co.	United States	100,000	4,932,000

56 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 0.8%
[a]SBA Communications Corp.	United States	100,000	$9,096,000
SoftBank Corp.	Japan	100,000	7,556,675
			16,652,675
Total Common Stocks (Cost $1,193,412,034)			2,087,060,080
Short Term Investments (Cost $57,914,104) 2.7%
Money Market Funds 2.7%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	United States	57,914,104	57,914,104
Total Investments (Cost $1,251,326,138) 99.5%			2,144,974,184
Other Assets, less Liabilities 0.5%			10,046,801
Net Assets 100.0%			$2,155,020,985

See Abbreviations on page 145.

aNon-income producing.
bSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 57

Franklin Custodian Funds

Financial Highlights

Franklin Growth Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout
the period)
Net asset value, beginning of period	$59.49	$50.13	$40.45	$41.11	$36.48	$37.17
Income from investment operations[a]:
Net investment income[b]	0.13	0.26	0.20	0.19	0.20	0.29
Net realized and unrealized gains
(losses)	7.36	9.24	9.76	(0.67)	4.71	(0.67)
Total from investment operations	7.49	9.50	9.96	(0.48)	4.91	(0.38)
Less distributions from:
Net investment income	(0.30)	(0.14)	(0.16)	(0.18)	(0.28)	(0.31)
Net realized gains			(0.12)
Total distributions	(0.30)	(0.14)	(0.28)	(0.18)	(0.28)	(0.31)
Net asset value, end of period	$66.68	$59.49	$50.13	$40.45	$41.11	$36.48

Total return[c]	12.61%	19.01%	24.74%	(1.23)%	13.52%	(0.71)%

Ratios to average net assets[d]
Expenses	0.89%[e,f]	0.91%[f]	0.94%	0.92%	0.94%	1.00%[f]
Net investment income	0.40%	0.49%	0.43%	0.42%	0.50%	0.95%

Supplemental data
Net assets, end of period (000 s)	$6,267,655	$5,305,031	$4,135,962	$3,046,277	$2,587,802	$2,173,714
Portfolio turnover rate	0.67%	0.83%	3.50%	2.72%	4.36%	3.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

58 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

Franklin Growth Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$55.64	$47.10	$38.16	$38.92	$34.61	$35.14
Income from investment operations[a]:
Net investment income (loss)[b]	(0.10)	(0.13)	(0.14)	(0.14)	(0.09)	0.06
Net realized and unrealized gains (losses)	6.87	8.67	9.20	(0.62)	4.47	(0.57)
Total from investment operations	6.77	8.54	9.06	(0.76)	4.38	(0.51)
Less distributions from:
Net investment income					(0.07)	(0.02)
Net realized gains			(0.12)
Total distributions			(0.12)		(0.07)	(0.02)
Net asset value, end of period	$62.41	$55.64	$47.10	$38.16	$38.92	$34.61

Total return[c]	12.17%	18.13%	23.79%	(1.95)%	12.69%	(1.45)%

Ratios to average net assets[d]
Expenses	1.64%[e,f]	1.66%[f]	1.69%	1.67%	1.69%	1.75%[f]
Net investment income (loss)	(0.35)%	(0.26)%	(0.32)%	(0.33)%	(0.25)%	0.20%

Supplemental data
Net assets, end of period (000 s)	$622,309	$546,505	$466,205	$390,171	$349,188	$315,305
Portfolio turnover rate	0.67%	0.83%	3.50%	2.72%	4.36%	3.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 59

Franklin Custodian Funds

Financial Highlights (continued)

Franklin Growth Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class R	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$59.07	$49.82	$40.23	$40.94	$36.37	$36.87
Income from investment operations[a]:
Net investment income[b]	0.05	0.13	0.08	0.06	0.08	0.20
Net realized and unrealized gains (losses)	7.32	9.18	9.71	(0.65)	4.72	(0.59)
Total from investment operations	7.37	9.31	9.79	(0.59)	4.80	(0.39)
Less distributions from:
Net investment income	(0.10)	(0.06)	(0.08)	(0.12)	(0.23)	(0.11)
Net realized gains			(0.12)
Total distributions	(0.10)	(0.06)	(0.20)	(0.12)	(0.23)	(0.11)
Net asset value, end of period	$66.34	$59.07	$49.82	$40.23	$40.94	$36.37

Total return[c]	12.48%	18.71%	24.42%	(1.47)%	13.26%	(0.98)%

Ratios to average net assets[d]
Expenses	1.14%[e,f]	1.16%[f]	1.19%	1.17%	1.19%	1.25%[f]
Net investment income	0.15%	0.24%	0.18%	0.17%	0.25%	0.70%

Supplemental data
Net assets, end of period (000 s)	$567,140	$552,391	$466,954	$283,464	$117,484	$65,113
Portfolio turnover rate	0.67%	0.83%	3.50%	2.72%	4.36%	3.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

60 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds
Financial Highlights (continued)

Franklin Growth Fund
	Six Months Ended	Period Ended
	March 31, 2014	September 30,
Class R6	(unaudited)	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$59.71	$54.58
Income from investment operations[b]:
Net investment income[c]	0.26	0.24
Net realized and unrealized gains (losses)	7.38	4.89
Total from investment operations	7.64	5.13
Less distributions from net investment income	(0.58)
Net asset value, end of period	$66.77	$59.71

Total return[d]	12.84%	9.40%

Ratios to average net assets[e]
Expenses[f]	0.47%[g]	0.48%
Net investment income	0.82%	0.92%

Supplemental data
Net assets, end of period (000 s)	$1,031,320	$871,260
Portfolio turnover rate	0.67%	0.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliate rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 61

Franklin Custodian Funds

Financial Highlights (continued)

Franklin Growth Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$59.66	$50.24	$40.53	$41.18	$36.53	$37.25
Income from investment operations[a]:
Net investment income[b]	0.21	0.39	0.32	0.30	0.29	0.36
Net realized and unrealized gains (losses)	7.38	9.26	9.78	(0.68)	4.72	(0.68)
Total from investment operations	7.59	9.65	10.10	(0.38)	5.01	(0.32)
Less distributions from:
Net investment income	(0.42)	(0.23)	(0.27)	(0.27)	(0.36)	(0.40)
Net realized gains	-	-	(0.12)	-	-	-
Total distributions	(0.42)	(0.23)	(0.39)	(0.27)	(0.36)	(0.40)
Net asset value, end of period	$66.83	$59.66	$50.24	$40.53	$41.18	$36.53

Total return[c]	12.75%	19.29%	25.04%	(0.96)%	13.82%	(0.45)%

Ratios to average net assets[d]
Expenses	0.64%[e,f]	0.66%[f]	0.69%	0.67%	0.69%	0.75%[f]
Net investment income	0.65%	0.74%	0.68%	0.67%	0.75%	1.20%

Supplemental data
Net assets, end of period (000 s)	$1,305,799	$1,080,811	$1,399,191	$917,394	$544,936	$430,926
Portfolio turnover rate	0.67%	0.83%	3.50%	2.72%	4.36%	3.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

62 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited)

Franklin Growth Fund	Shares	Value
Common Stocks 89.0%
Automobiles & Components 2.6%
BorgWarner Inc.	1,200,000	$73,764,000
Ford Motor Co.	1,200,000	18,720,000
General Motors Co.	800,000	27,536,000
Harley-Davidson Inc.	913,096	60,821,325
Johnson Controls Inc.	1,600,000	75,712,000
Toyota Motor Corp., ADR (Japan)	30,000	3,387,000
		259,940,325
Banks 0.7%
JPMorgan Chase & Co.	600,000	36,426,000
Wells Fargo & Co.	750,000	37,305,000
		73,731,000
Capital Goods 17.3%
3M Co.	855,000	115,989,300
ABB Ltd., ADR (Switzerland)	1,500,000	38,685,000
Allegion PLC	366,666	19,128,965
The Boeing Co.	1,100,000	138,039,000
Caterpillar Inc.	550,000	54,653,500
Danaher Corp.	1,000,000	75,000,000
Deere & Co.	500,000	45,400,000
Emerson Electric Co.	1,100,000	73,480,000
General Dynamics Corp.	1,000,000	108,920,000
General Electric Co.	1,800,000	46,602,000
Huntington Ingalls Industries Inc.	166,666	17,043,265
Illinois Tool Works Inc.	1,000,000	81,330,000
Ingersoll-Rand PLC	1,100,000	62,964,000
Lockheed Martin Corp.	500,000	81,620,000
Northrop Grumman Corp.	1,100,000	135,718,000
Pall Corp.	1,000,000	89,470,000
Precision Castparts Corp.	250,000	63,190,000
Raytheon Co.	600,000	59,274,000
Rockwell Collins Inc.	350,000	27,884,500
Stanley Black & Decker Inc.	600,000	48,744,000
Textron Inc.	1,600,000	62,864,000
United Technologies Corp.	900,000	105,156,000
W.W. Grainger Inc.	550,000	138,963,000
		1,690,118,530
Commercial & Professional Services 1.9%
Dun & Bradstreet Corp.	400,000	39,740,000
Equifax Inc.	500,000	34,015,000
[a]IHS Inc., A	450,000	54,675,000
Robert Half International Inc.	150,000	6,292,500
[a]Stericycle Inc.	200,000	22,724,000
[a]Verisk Analytics Inc., A	425,000	25,483,000
		182,929,500

Semiannual Report | 63

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Growth Fund	Shares	Value
Common Stocks (continued)
Consumer Durables & Apparel 2.3%
NIKE Inc., B	900,000	$66,474,000
Ralph Lauren Corp.	225,000	36,209,250
VF Corp.	2,000,000	123,760,000
		226,443,250
Consumer Services 1.3%
Carnival Corp.	1,200,000	45,432,000
Graham Holdings Co., B	80,000	56,300,000
Interval Leisure Group Inc.	60,020	1,568,923
Starwood Hotels & Resorts Worldwide Inc.	250,000	19,900,000
		123,200,923
Diversified Financials 2.3%
American Express Co.	600,000	54,018,000
[a]Berkshire Hathaway Inc., A	184	34,472,409
BlackRock Inc.	208,000	65,411,840
T. Rowe Price Group Inc.	900,000	74,115,000
		228,017,249
Energy 3.6%
Anadarko Petroleum Corp.	675,000	57,213,000
BP PLC, ADR (United Kingdom)	353,542	17,005,370
ConocoPhillips	35,000	2,462,250
Devon Energy Corp.	320,000	21,417,600
Exxon Mobil Corp.	70,000	6,837,600
[a]FMC Technologies Inc.	750,000	39,217,500
Halliburton Co.	850,000	50,056,500
National Oilwell Varco Inc.	650,000	50,615,500
Occidental Petroleum Corp.	300,000	28,587,000
Phillips 66	17,500	1,348,550
Royal Dutch Shell PLC, A, ADR (United Kingdom)	280,000	20,456,800
Schlumberger Ltd.	550,000	53,625,000
Transocean Ltd.	15,222	629,278
		349,471,948
Food & Staples Retailing 0.5%
CVS Caremark Corp.	600,000	44,916,000
Food, Beverage & Tobacco 1.9%
Bunge Ltd.	250,000	19,877,500
Mead Johnson Nutrition Co., A	850,000	70,669,000
[a]Monster Beverage Corp.	900,000	62,505,000
PepsiCo Inc.	450,000	37,575,000
		190,626,500
Health Care Equipment & Services 6.1%
Abbott Laboratories	900,000	34,659,000
Aetna Inc.	400,000	29,988,000
[a]Allscripts Healthcare Solutions Inc.	1,100,000	19,833,000

64 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Growth Fund	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Baxter International Inc.	400,000	$29,432,000
Cardinal Health Inc.	300,000	20,994,000
[a]CareFusion Corp.	1,000,000	40,220,000
Covidien PLC	425,000	31,305,500
[a]Edwards Lifesciences Corp.	200,000	14,834,000
[a]Envision Healthcare Holdings Inc.	769,200	26,022,036
[a]Express Scripts Holding Co.	361,648	27,156,148
[a]Haemonetics Corp.	1,000,000	32,590,000
[a]Henry Schein Inc.	350,000	41,779,500
Hill-Rom Holdings Inc.	300,000	11,562,000
[a]Intuitive Surgical Inc.	150,000	65,698,500
Medtronic Inc.	60,000	3,692,400
Quest Diagnostics Inc.	900,000	52,128,000
Stryker Corp.	400,000	32,588,000
Teleflex Inc.	500,000	53,620,000
[a]Varian Medical Systems Inc.	300,000	25,197,000
Zimmer Holdings Inc.	100,000	9,458,000
		602,757,084
Household & Personal Products 0.3%
The Procter & Gamble Co.	335,000	27,001,000
Insurance 0.4%
Aflac Inc.	600,000	37,824,000
Materials 5.5%
Air Products and Chemicals Inc.	500,000	59,520,000
Avery Dennison Corp.	462,000	23,409,540
Celanese Corp., A	1,200,000	66,612,000
Cytec Industries Inc.	1,000,000	97,610,000
Ecolab Inc.	650,000	70,193,500
Freeport-McMoRan Copper & Gold Inc., B	1,200,000	39,684,000
Martin Marietta Materials Inc.	250,000	32,087,500
Praxair Inc.	550,000	72,033,500
Sigma-Aldrich Corp.	800,000	74,704,000
		535,854,040
Media 1.4%
[a]Live Nation Entertainment Inc.	88,491	1,924,679
The Walt Disney Co.	1,687,290	135,101,311
		137,025,990
Pharmaceuticals, Biotechnology & Life Sciences 13.2%
AbbVie Inc.	400,000	20,560,000
Agilent Technologies Inc.	1,300,000	72,696,000
Allergan Inc.	1,000,000	124,100,000
Amgen Inc.	1,000,000	123,340,000
[a]Biogen Idec Inc.	500,000	152,935,000
[a]Celgene Corp.	390,000	54,444,000

Semiannual Report | 65

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Growth Fund	Shares	Value
Common Stocks (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
[a]Covance Inc.	200,000	$20,780,000
Eli Lilly & Co.	1,350,000	79,461,000
[a]Gilead Sciences Inc.	600,000	42,516,000
[a]Hospira Inc.	1,350,000	58,387,500
[a]Illumina Inc.	400,000	59,464,000
Johnson & Johnson	1,200,100	117,885,823
Merck & Co. Inc.	1,000,000	56,770,000
[a]Mettler-Toledo International Inc.	425,000	100,164,000
Pfizer Inc.	2,761,000	88,683,320
Roche Holding AG, ADR (Switzerland)	1,500,000	56,580,000
[a]Waters Corp.	575,000	62,335,750
		1,291,102,393
Real Estate 0.6%
American Tower Corp.	715,000	58,537,050
Retailing 1.3%
[a]Amazon.com Inc.	275,000	92,543,000
Expedia Inc.	200,000	14,500,000
HSN Inc.	100,000	5,973,000
[a]TripAdvisor Inc.	200,000	18,118,000
		131,134,000
Semiconductors & Semiconductor Equipment 0.4%
Intel Corp.	1,100,000	28,391,000
[a]SunPower Corp.	133,873	4,318,743
Texas Instruments Inc.	250,000	11,787,500
		44,497,243
Software & Services 10.7%
[a]Autodesk Inc.	800,000	39,344,000
Automatic Data Processing Inc.	700,000	54,082,000
[a]Check Point Software Technologies Ltd. (Israel)	525,000	35,505,750
[a]Citrix Systems Inc.	275,000	15,793,250
Computer Sciences Corp.	1,400,000	85,148,000
[a]Facebook Inc., A	400,000	24,096,000
[a]Fortinet Inc.	1,500,000	33,045,000
[a]Google Inc., A	150,000	167,176,500
IAC/InterActiveCorp	300,000	21,417,000
[a]Informatica Corp.	800,000	30,224,000
International Business Machines Corp.	600,000	115,494,000
Intuit Inc.	1,000,000	77,730,000
MasterCard Inc., A	1,000,000	74,700,000
Microsoft Corp.	1,300,000	53,287,000
Oracle Corp.	2,300,000	94,093,000
Visa Inc., A	300,000	64,758,000
[a]Yahoo! Inc.	1,700,000	61,030,000
		1,046,923,500

66 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Growth Fund	Shares	Value
Common Stocks (continued)
Technology Hardware & Equipment 7.2%
Apple Inc.	575,000	$308,625,500
[a]Blackberry Ltd. (Canada)	450,000	3,636,000
Cisco Systems Inc.	2,945,000	65,997,450
EMC Corp.	2,700,000	74,007,000
Hewlett-Packard Co.	1,156,250	37,416,250
QUALCOMM Inc.	660,000	52,047,600
TE Connectivity Ltd.	1,200,000	72,252,000
[a]Trimble Navigation Ltd.	2,400,000	93,288,000
		707,269,800
Transportation 6.9%
[a]Air France-KLM, ADR (France)	800,000	12,056,000
Alaska Air Group Inc.	1,600,000	149,296,000
Allegiant Travel Co.	200,000	22,386,000
Arkansas Best Corp.	260,000	9,607,000
C.H. Robinson Worldwide Inc.	267,300	14,003,847
Canadian National Railway Co. (Canada)	1,000,000	56,220,000
Canadian Pacific Railway Ltd. (Canada)	500,000	75,215,000
Expeditors International of Washington Inc.	600,000	23,778,000
Forward Air Corp.	500,000	23,055,000
Heartland Express Inc.	600,000	13,614,000
[a]International Consolidated Airlines Group SA, ADR (United Kingdom)	1,400,000	48,930,000
Kansas City Southern	400,000	40,824,000
[a]Ryanair Holdings PLC, ADR (Ireland)	239,200	14,067,352
Southwest Airlines Co.	100,000	2,361,000
Union Pacific Corp.	600,000	112,596,000
[a]United Continental Holdings Inc.	1,050,000	46,861,500
Werner Enterprises Inc.	462,000	11,785,620
		676,656,319
Utilities 0.6%
American Water Works Co. Inc.	700,000	31,780,000
NextEra Energy Inc.	250,000	23,905,000
		55,685,000
Total Common Stocks (Cost $3,774,764,600)		8,721,662,644

	Principal Amount
Short Term Investments 8.0%
U.S. Government and Agency Securities (Cost $100,000,000) 1.0%
[b]FHLB, 4/01/14	$100,000,000	100,000,000
Total Investments before Money Market Funds and Repurchase Agreements
(Cost $3,874,764,600)		8,821,662,644

	Shares
Money Market Funds (Cost $485,193,678) 5.0%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	485,193,678	485,193,678

Semiannual Report | 67

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Growth Fund	Principal Amount	Value
Short Term Investments (continued)
Repurchase Agreements (Cost $197,401,393) 2.0%
[d]Joint Repurchase Agreement, 0.045%, 4/01/14 (Maturity Value $197,401,641)	$197,401,393	$197,401,393
BNP Paribas Securities Corp. (Maturity Value $34,519,625)
Deutsche Bank Securities Inc. (Maturity Value $21,352,936)
HSBC Securities (USA) Inc. (Maturity Value $96,653,765)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $44,875,315)
Collateralized by U.S. Government Agency Securities, 0.00% - 5.625%,
3/26/15 - 11/23/35; U.S. Government Agency Securities, Strips, 6/01/17;
U.S. Treasury Bonds, 7.25% - 10.625%, 8/15/15 - 2/15/19; U.S. Treasury Notes,
0.25% - 4.875%, 5/15/15 - 3/31/19; and U.S. Treasury Notes, Index Linked, 2.375%,
1/15/17 (valued at $201,423,485 )
Total Investments (Cost $4,557,359,671) 97.0%		9,504,257,715
Other Assets, less Liabilities 3.0%		289,964,839
Net Assets 100.0%		$9,794,222,554

See Abbreviations on page 145.

aNon-income producing.
bThe security is traded on a discount basis with no stated coupon rate.
cSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
dSee Note 1(c) regarding joint repurchase agreement.

68 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights

Franklin Income Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout
the period)
Net asset value, beginning of
period	$2.33	$2.23	$1.98	$2.11	$1.99	$1.98
Income from investment operations[a]:
Net investment income[b]	0.05	0.11	0.13	0.13	0.13	0.13
Net realized and unrealized gains
(losses)	0.17	0.12	0.26	(0.12)	0.14	0.04
Total from investment
operations	0.22	0.23	0.39	0.01	0.27	0.17
Less distributions from:
Net investment income	(0.06)	(0.13)	(0.14)	(0.14)	(0.15)	(0.16)
Net realized gains						( )[c]
Total distributions	(0.06)	(0.13)	(0.14)	(0.14)	(0.15)	(0.16)
Net asset value, end of period	$2.49	$2.33	$2.23	$1.98	$2.11	$1.99

Total return[d]	9.68%	10.72%	20.38%	0.01%	13.90%	10.56%

Ratios to average net assets[e]
Expenses[f]	0.62%[g]	0.62%	0.64%	0.63%	0.65%	0.68%
Net investment income	4.46%	4.98%	5.90%	6.03%	6.40%	7.93%

Supplemental data
Net assets, end of period
(000 s)	$53,263,858	$48,320,611	$41,280,437	$32,847,934	$32,281,991	$27,773,006
Portfolio turnover rate	18.49%	37.60%	33.44%	35.83%	46.85%	51.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliate rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 69

Franklin Custodian Funds

Financial Highlights (continued)

Franklin Income Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout
the period)
Net asset value, beginning of
period	$2.35	$2.25	$2.00	$2.13	$2.00	$1.99
Income from investment operations[a]:
Net investment income[b]	0.05	0.10	0.12	0.12	0.12	0.13
Net realized and unrealized gains
(losses)	0.18	0.12	0.26	(0.12)	0.15	0.03
Total from investment
operations	0.23	0.22	0.38		0.27	0.16
Less distributions from:
Net investment income	(0.06)	(0.12)	(0.13)	(0.13)	(0.14)	(0.15)
Net realized gains						( )[c]
Total distributions	(0.06)	(0.12)	(0.13)	(0.13)	(0.14)	(0.15)
Net asset value, end of period	$2.52	$2.35	$2.25	$2.00	$2.13	$2.00

Total return[d]	9.74%	10.07%	19.58%	(0.48)%	13.76%	9.93%

Ratios to average net assets[e]
Expenses[f]	1.12%[g]	1.12%	1.14%	1.13%	1.15%	1.18%
Net investment income	3.96%	4.48%	5.40%	5.53%	5.90%	7.43%

Supplemental data
Net assets, end of period
(000 s)	$27,352,835	$24,016,797	$20,220,114	$16,217,805	$15,605,055	$13,054,203
Portfolio turnover rate	18.49%	37.60%	33.44%	35.83%	46.85%	51.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliate rounds to less than 0.01%.

70 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

Franklin Income Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class R	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.29	$2.20	$1.96	$2.09	$1.96	$1.95
Income from investment operations[a]:
Net investment income[b]	0.05	0.11	0.12	0.12	0.12	0.13
Net realized and unrealized gains (losses)	0.17	0.10	0.25	(0.12)	0.15	0.03
Total from investment operations	0.22	0.21	0.37		0.27	0.16
Less distributions from:
Net investment income	(0.06)	(0.12)	(0.13)	(0.13)	(0.14)	(0.15)
Net realized gains						( )[c]
Total distributions	(0.06)	(0.12)	(0.13)	(0.13)	(0.14)	(0.15)
Net asset value, end of period	$2.45	$2.29	$2.20	$1.96	$2.09	$1.96

Total return[d]	9.65%	10.03%	19.66%	(0.32)%	14.23%	10.31%

Ratios to average net assets[e]
Expenses[f]	0.97%[g]	0.97%	0.99%	0.98%	1.00%	1.03%
Net investment income	4.11%	4.63%	5.55%	5.68%	6.05%	7.58%

Supplemental data
Net assets, end of period (000 s)	$499,690	$446,463	$426,525	$360,907	$370,564	$315,298
Portfolio turnover rate	18.49%	37.60%	33.44%	35.83%	46.85%	51.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliate rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 71

Franklin Custodian Funds
Financial Highlights (continued)

Franklin Income Fund
	Six Months Ended	Period Ended
	March 31, 2014	September 30,
Class R6	(unaudited)	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.31	$2.33
Income from investment operations[b]:
Net investment income[c]	0.06	0.04
Net realized and unrealized gains (losses)	0.16	(0.02)
Total from investment operations	0.22	0.02
Less distributions from net investment income	(0.06)	(0.04)
Net asset value, end of period	$2.47	$2.31

Total return[d]	9.87%	1.06%

Ratios to average net assets[e]
Expenses[f]	0.39%[g]	0.39%
Net investment income	4.69%	5.21%

Supplemental data
Net assets, end of period (000 s)	$2,119,867	$1,921,084
Portfolio turnover rate	18.49%	37.60%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliate rounds to less than 0.01%.

72 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

Franklin Income Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout
the period)
Net asset value, beginning of period	$2.31	$2.22	$1.97	$2.10	$1.98	$1.97
Income from investment operations[a]:
Net investment income[b]	0.05	0.12	0.13	0.13	0.13	0.14
Net realized and unrealized gains
(losses)	0.17	0.11	0.26	(0.12)	0.14	0.03
Total from investment operations	0.22	0.23	0.39	0.01	0.27	0.17
Less distributions from:
Net investment income	(0.06)	(0.14)	(0.14)	(0.14)	(0.15)	(0.16)
Net realized gains						( )[c]
Total distributions	(0.06)	(0.14)	(0.14)	(0.14)	(0.15)	(0.16)
Net asset value, end of period	$2.47	$2.31	$2.22	$1.97	$2.10	$1.98

Total return[d]	9.85%	10.49%	20.69%	0.16%	14.15%	10.79%

Ratios to average net assets[e]
Expenses[f]	0.47%[g]	0.47%	0.49%	0.48%	0.50%	0.53%
Net investment income	4.61%	5.13%	6.05%	6.18%	6.55%	8.08%

Supplemental data
Net assets, end of period (000 s)	$7,164,317	$5,903,701	$6,444,763	$5,032,128	$4,593,709	$4,183,925
Portfolio turnover rate	18.49%	37.60%	33.44%	35.83%	46.85%	51.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliate rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 73

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited)

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 46.8%
Consumer Discretionary 1.7%
[a,b]CBS Outdoor Americas Inc.	United States	1,243,400	$36,369,450
Comcast Corp., A	United States	1,500,000	75,030,000
[a,c,d]Dex Media Inc.	United States	2,048,551	18,846,669
Ford Motor Co.	United States	45,000,000	702,000,000
General Motors Co.	United States	5,000,000	172,100,000
McDonald s Corp.	United States	1,000,000	98,030,000
Target Corp.	United States	8,000,000	484,080,000
			1,586,456,119
Consumer Staples 1.1%
The Coca-Cola Co.	United States	10,000,000	386,600,000
PepsiCo Inc.	United States	7,000,000	584,500,000
			971,100,000
Energy 8.5%
BP PLC, ADR	United Kingdom	30,000,000	1,443,000,000
[a]Callon Petroleum Co.	United States	654,357	5,476,968
Canadian Oil Sands Ltd.	Canada	20,000,000	419,576,624
Chevron Corp.	United States	9,000,000	1,070,190,000
Devon Energy Corp.	United States	2,425,000	162,305,250
Exxon Mobil Corp.	United States	7,500,000	732,600,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	27,000,000	1,972,620,000
Spectra Energy Corp.	United States	10,000,000	369,400,000
Total SA, B, ADR	France	11,980,000	785,888,000
Transocean Ltd.	United States	7,000,000	289,380,000
The Williams Cos. Inc.	United States	7,000,000	284,060,000
Woodside Petroleum Ltd.	Australia	4,000,000	144,748,588
			7,679,245,430
Financials 3.8%
Banco Santander SA	Spain	19,937,863	190,122,565
Barclays PLC	United Kingdom	30,000,000	116,746,337
Citigroup Inc.	United States	5,000,000	238,000,000
Commonwealth Bank of Australia	Australia	3,500,000	251,362,490
Digital Realty Trust Inc.	United States	2,500,000	132,700,000
HSBC Holdings PLC	United Kingdom	40,000,000	405,084,073
JPMorgan Chase & Co.	United States	13,000,000	789,230,000
Royal Bank of Canada	Canada	4,500,000	296,729,691
Wells Fargo & Co.	United States	20,000,000	994,800,000
Westfield Retail Trust	Australia	10,000,000	27,636,519
			3,442,411,675
Health Care 5.8%
Eli Lilly & Co.	United States	12,000,000	706,320,000
Johnson & Johnson	United States	5,453,100	535,658,013
Merck & Co. Inc.	United States	25,000,000	1,419,250,000
Pfizer Inc.	United States	30,000,000	963,600,000
Roche Holding AG	Switzerland	3,400,000	1,019,230,769
Sanofi, ADR	France	10,954,162	572,683,590
			5,216,742,372

74 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Industrials 3.0%
[a,c]CEVA Holdings LLC	United Kingdom	91,371	$114,213,825
Deere & Co.	United States	2,000,000	181,600,000
General Electric Co.	United States	43,000,000	1,113,270,000
Lockheed Martin Corp.	United States	3,500,000	571,340,000
Republic Services Inc.	United States	8,500,000	290,360,000
Waste Management Inc.	United States	11,500,000	483,805,000
			2,754,588,825
Information Technology 1.5%
Cisco Systems Inc.	United States	15,000,000	336,150,000
[e]EMC Corp.	United States	3,000,000	82,230,000
Intel Corp.	United States	28,700,000	740,747,000
QUALCOMM Inc.	United States	2,000,000	157,720,000
			1,316,847,000
Materials 7.3%
[c]Agrium Inc.	Canada	7,500,000	731,400,000
AngloGold Ashanti Ltd., ADR	South Africa	1,646,291	28,118,651
Barrick Gold Corp.	Canada	14,065,987	250,796,548
BHP Billiton PLC	United Kingdom	30,000,000	922,392,340
The Dow Chemical Co.	United States	18,000,000	874,620,000
E. I. du Pont de Nemours and Co.	United States	10,000,000	671,000,000
Freeport-McMoRan Copper & Gold Inc., B	United States	15,387,487	508,864,195
Goldcorp Inc.	Canada	13,000,000	318,240,000
LyondellBasell Industries NV, A	United States	8,000,000	711,520,000
The Mosaic Co.	United States	2,170,000	108,500,000
Newmont Mining Corp.	United States	12,116,000	283,999,040
Potash Corp. of Saskatchewan Inc.	Canada	3,000,000	108,660,000
Rio Tinto PLC, ADR	United Kingdom	19,000,000	1,060,770,000
			6,578,880,774
Telecommunication Services 2.4%
AT&T Inc.	United States	30,000,000	1,052,100,000
BCE Inc.	Canada	4,250,000	183,087,570
CenturyLink Inc.	United States	7,500,000	246,300,000
China Mobile Ltd.	China	5,000,000	45,768,361
Telstra Corp. Ltd.	Australia	30,000,000	141,335,756
Telus Corp.	Canada	3,000,000	107,553,827
Verizon Communications Inc.	United States	5,000,000	237,850,000
Vodafone Group PLC	United Kingdom	32,727,271	120,184,827
			2,134,180,341
Utilities 11.7%
AGL Resources Inc.	United States	2,000,000	97,920,000
Ameren Corp.	United States	2,500,000	103,000,000
American Electric Power Co. Inc.	United States	8,500,000	430,610,000
Dominion Resources Inc.	United States	8,000,000	567,920,000
DTE Energy Co.	United States	1,250,000	92,862,500
Duke Energy Corp.	United States	14,000,000	997,080,000

Semiannual Report | 75

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Utilities (continued)
[a,c,d]Dynegy Inc.	United States	21,000,000	$523,740,000
[a,c,d]Dynegy Inc., wts., 10/02/17	United States	1,143,273	2,000,728
Edison International	United States	6,000,000	339,660,000
Entergy Corp.	United States	8,000,000	534,800,000
Exelon Corp.	United States	33,000,000	1,107,480,000
FirstEnergy Corp.	United States	6,000,000	204,180,000
[a]HK Electric Investments/HK Electric Investments Ltd.	Hong Kong	120,000,000	77,354,976
NextEra Energy Inc.	United States	3,000,000	286,860,000
Northeast Utilities	United States	500,000	22,750,000
Pepco Holdings Inc.	United States	6,000,000	122,880,000
PG&E Corp.	United States	22,250,000	961,200,000
Pinnacle West Capital Corp.	United States	4,500,000	245,970,000
PPL Corp.	United States	18,000,000	596,520,000
Public Service Enterprise Group Inc.	United States	18,000,000	686,520,000
Sempra Energy	United States	5,000,000	483,800,000
The Southern Co.	United States	26,500,000	1,164,410,000
SSE PLC	United Kingdom	5,000,000	122,493,836
TECO Energy Inc.	United States	7,000,000	120,050,000
Xcel Energy Inc.	United States	23,000,000	698,280,000
			10,590,342,040
Total Common Stocks and Other Equity Interests
(Cost $35,617,028,169)			42,270,794,576
[f]Equity-Linked Securities 10.3%
Consumer Discretionary 0.4%
[g]Deutsche Bank AG into General Motors Co., 7.50%, 144A	United States	3,011,000	105,917,345
[g]JPMorgan Chase & Co. into General Motors Co., 7.50%,
144A	United States	3,055,000	105,678,865
[g]Wells Fargo & Co. into Ford Motor Co., 8.00%, 144A	United States	12,200,000	184,625,040
			396,221,250
Consumer Staples 0.3%
[g]Barclays Bank PLC into Safeway Inc., 8.00%, 144A	United States	3,600,000	107,244,720
[g]The Goldman Sachs Group Inc. into Safeway Inc., 7.00%,
144A	United States	3,100,000	115,448,960
			222,693,680
Energy 2.3%
[g]Bank of America Corp. into Schlumberger Ltd., 6.00%,
144A	United States	1,850,000	161,015,305
[g]Bank of America Corp. into Schlumberger Ltd., 6.00%,
144A	United States	1,900,000	179,522,260
[g]Barclays Bank PLC into Peabody Energy Corp., 10.00%,
144A	United States	4,750,000	79,928,250
[g]Barclays Bank PLC into Weatherford International Ltd., 9.00%,
144A	United States	9,957,000	134,845,660
[g]Citigroup Inc. into Halliburton Co., 6.50%, 144A	United States	2,550,000	112,584,285
Credit Suisse AG into Anadarko Petroleum Corp., 6.50%	United States	2,410,000	202,566,284

76 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Shares/Warrants	Value

[f]Equity-Linked Securities (continued)
Energy (continued)
[g]Credit Suisse New York into Anadarko Petroleum Corp., 7.00%,
144A	United States	1,160,000	$100,564,808
Credit Suisse New York into Chesapeake Energy Corp.,
8.50%	United States	6,390,000	158,013,837
[g]Deutsche Bank AG into Devon Energy Corp., 6.00%, 144A	United States	1,600,000	105,359,360
[g]Deutsche Bank AG into Peabody Energy Corp., 10.00%,
144A	United States	5,500,000	90,267,650
[g]Deutsche Bank AG into Schlumberger Ltd., 6.50%, 144A	United States	1,395,000	117,345,586
[g]JPMorgan Chase & Co. into Anadarko Petroleum Corp., 7.50%,
144A	United States	705,000	60,021,726
[g]JPMorgan Chase & Co. into Devon Energy Corp., 6.00%,
144A	United States	1,560,000	103,293,060
[g]JPMorgan Chase & Co. into The Williams Cos. Inc., 7.50%,
144A	United States	4,420,000	176,017,660
[g]JPMorgan Chase & Co. into The Williams Cos. Inc., 7.50%,
144A	United States	2,300,000	92,699,660
[g]Wells Fargo & Co. into Baker Hughes Inc., 6.50%, 144A	United States	3,600,000	197,878,320
			2,071,923,711
Financials 1.3%
[g]Citigroup Inc. into Bank of America Corp., 7.00%, 144A	United States	19,600,000	272,538,000
[g]Citigroup Inc. into Morgan Stanley, 6.50%, 144A	United States	3,300,000	162,012,840
[g]Deutsche Bank AG London into Texas Instruments Inc., 6.00%,
144A	United States	1,455,000	66,687,452
[g]The Goldman Sachs Group Inc. into Bank of America Corp.,
7.00%, 144A	United States	7,900,000	139,775,490
[g]The Goldman Sachs Group Inc. into Bank of America Corp.,
9.00%, 144A	United States	21,186,000	279,292,919
[g]JPMorgan Chase & Co. into MetLife Inc., cvt. pfd., 6.00%,
144A	United States	3,040,000	160,403,776
[g]Morgan Stanley into Bank of America Corp., 6.50%, 144A	United States	8,015,000	131,081,318
			1,211,791,795
Industrials 0.3%
[g]Barclays Bank PLC into Caterpillar Inc., 6.50%, 144A	United States	1,454,000	135,085,760
[g]Credit Suisse New York into Deere & Co., 6.50%, 144A	United States	1,650,000	150,288,765
			285,374,525
Information Technology 3.5%
[g]Bank of America Corp. into Apple Inc., 8.00%, 144A	United States	195,000	108,477,915
[g]Bank of America Corp. into Intel Corp., 7.00%, 144A	United States	9,942,000	262,696,472
[g]Barclays Bank PLC into Apple Inc., 8.50%, 144A	United States	312,000	148,407,792
[g]Barclays Bank PLC into Broadcom Corp., 6.50%, 144A	United States	3,035,000	93,948,425
[g]Barclays Bank PLC into Broadcom Corp., 6.50%, 144A	United States	4,000,000	127,405,600
[g]Barclays Bank PLC into EMC Corp., 6.00%, 144A	United States	4,281,000	117,840,946
[g]Citigroup Inc. into Apple Inc., 7.50%, 144A	United States	187,500	96,966,563
Credit Suisse New York into Cisco Systems Inc., 6.50%	United States	6,180,000	137,501,910
Credit Suisse New York into Cisco Systems Inc., 7.50%	United States	7,360,000	167,058,016
[g]Deutsche Bank AG into Cisco Systems Inc., 7.00%, 144A	United States	4,217,000	98,110,192

Semiannual Report | 77

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Shares/Warrants	Value
[f]Equity-Linked Securities (continued)
Information Technology (continued)
[g]Deutsche Bank AG into QUALCOMM Inc., 6.50%, 144A	United States	1,608,000	$113,984,849
[g]The Goldman Sachs Group Inc. into EMC Corp., 6.00%,
144A	United States	4,000,000	105,224,400
[g]The Goldman Sachs Group Inc. into Microsoft Corp., 6.25%,
144A	United States	5,600,000	225,041,600
[g]JPMorgan Chase & Co. into Apple Inc., 7.00%, 144A	United States	303,000	161,254,782
[g]JPMorgan Chase & Co. into Intel Corp., 7.00%, 144A	United States	10,100,000	258,855,930
[g]Morgan Stanley into Cisco Systems Inc., 7.50%, 144A	United States	8,018,000	186,584,473
[g]Morgan Stanley into Intel Corp., 7.50%, 144A	United States	10,540,000	272,245,038
[g]Wells Fargo & Co. into Apple Inc., 9.00%, 144A	United States	373,000	177,093,126
[g]Wells Fargo & Co. into Texas Instruments Inc., 6.50%, 144A	United States	3,435,000	142,389,337
[g]Wells Fargo & Co. into Texas Instruments Inc., 6.50%, 144A	United States	2,540,000	111,113,316
			3,112,200,682
Materials 2.1%
[g]Barclays Bank PLC into Barrick Gold Corp., 10.00%, 144A	Canada	5,220,000	95,337,558
[g]Barclays Bank PLC into The Mosaic Co., 7.50%, 144A	United States	1,600,000	81,640,480
[g]Barclays Bank PLC into The Mosaic Co., 6.50%, 144A	United States	2,046,000	102,139,798
Credit Suisse New York into The Dow Chemical Co., 8.50%	United States	3,300,000	117,790,860
[g]Credit Suisse New York into The Dow Chemical Co., 7.50%,
144A	United States	5,810,000	268,094,897
[g]Deutsche Bank AG into Rio Tinto PLC, 8.50%, 144A	United Kingdom	3,800,000	212,515,760
[g]Deutsche Bank AG/London into AngloGold Ashanti Ltd.,
10.00%, 144A	South Africa	6,000,000	104,748,600
[g]Deutsche Bank AG/London into Freeport-McMoRan Copper &
Gold Inc., 8.00%, 144A	United States	6,150,000	203,569,305
[g]Deutsche Bank AG/London into Newmont Mining Corp., 7.50%,
144A	United States	4,050,000	96,264,450
[g]The Goldman Sachs Group Inc. into LyondellBasell Industries NV,
6.00%, 144A	United States	2,750,000	243,806,475
[g]JPMorgan Chase & Co. into Barrick Gold Corp., 10.00%,
144A	Canada	5,123,000	99,317,040
[g]Morgan Stanley into Freeport-McMoRan Copper & Gold Inc.,
10.00%, 144A	United States	3,515,000	116,139,818
[g]Royal Bank of Canada into LyondellBasell Industries NV, 7.00%,
144A	United States	1,282,000	109,454,724
			1,850,819,765
Telecommunication Services 0.1%
[g]The Goldman Sachs Group Inc. into Vivendi SA, 9.00%,
144A	France	6,120,000	118,776,348
Total Equity-Linked Securities
(Cost $8,760,707,593)			9,269,801,756
Convertible Preferred Stocks 3.2%
Energy 0.6%
[g]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	165,500	185,463,437
[g]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	110,000	123,543,750

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Shares/Warrants		Value
Convertible Preferred Stocks (continued)
Energy (continued)
Halcon Resources Corp., 5.75%, cvt. pfd., A	United States	108,000		$88,182,000
[g]Sanchez Energy Corp., 6.50%, cvt. pfd., B, 144A	United States	1,200,000		93,490,920
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	800,000		81,426,400
				572,106,507
Financials 2.0%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	714,118		817,100,957
FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	3,050,000		75,823,000
[a]FNMA, 5.38%, cvt. pfd.	United States	4,700		164,500,000
MetLife Inc., 5.00%, cvt. pfd.	United States	3,750,000		115,500,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	520,000		609,960,000
				1,782,883,957
Industrials 0.2%
[a,c]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	2,897		4,838,408
[a,c]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	110,565		138,206,350
				143,044,758
Materials 0.0%
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	1,200,000		29,043,720
Utilities 0.4%
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	1,490,000		85,675,000
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	1,490,000		86,077,300
NextEra Energy Inc., 5.60%, cvt. pfd.	United States	2,000,000		126,430,000
NextEra Energy Inc., 5.89%, cvt. pfd.	United States	956,500		58,662,145
NextEra Energy Inc., 5.80%, cvt. pfd.	United States	1,000,000		54,020,000
				410,864,445
Total Convertible Preferred Stocks
(Cost $2,648,537,444)				2,937,943,387
Preferred Stocks 0.7%
Financials 0.7%
[g]Ally Financial Inc., 7.00%, pfd., 144A	United States	125,000		123,750,000
Ally Financial Inc., 8.50%, pfd., A	United States	813,200		22,241,020
Citigroup Capital XIII, 8.75%, pfd.	United States	1,870,000		51,873,800
[a]FHLMC, 8.375%, pfd., Z	United States	16,608,000		182,688,000
[a]FNMA, 6.75%, pfd.	United States	3,000,000		26,730,000
[a]FNMA, 7.625%, pfd., R	United States	2,399,400		22,434,390
[a]FNMA, 8.25%, pfd.	United States	11,784,000		123,496,320
GMAC Capital Trust I, 8.125%, pfd.	United States	4,550,000		124,215,000
Total Preferred Stocks (Cost $1,048,706,482)				677,428,530

		Principal Amount*
Convertible Bonds 0.8%
Consumer Discretionary 0.4%
[g]Volkswagen International Finance, cvt., sub. note, 144A, 5.50%,
11/09/15	Germany	220,000,000	EUR	350,041,410

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*	Value
Convertible Bonds (continued)
Energy 0.2%
Alpha Natural Resources Inc., cvt., senior note,
3.75%, 12/15/17	United States	40,000,000	$33,750,000
4.875%, 12/15/20	United States	40,000,000	32,975,000
[g]American Energy - Utica LLC, cvt., sub. note, 144A, 3.50%,
3/01/21	United States	35,000,000	36,067,500
Peabody Energy Corp., cvt., junior sub. bond, 4.75%,
12/15/66	United States	40,000,000	32,550,000
			135,342,500
Industrials 0.1%
Meritor Inc., cvt., senior bond, 7.875%, 3/01/26	United States	50,000,000	76,562,500
Materials 0.1%
Cemex SAB de CV, cvt., sub. note,
3.25%, 3/15/16	Mexico	23,610,000	32,495,269
3.75%, 3/15/18	Mexico	37,300,000	53,303,192
Molycorp Inc., senior note, cvt., 6.00%, 9/01/17	United States	60,000,000	48,187,500
			133,985,961
Total Convertible Bonds (Cost $580,584,704)			695,932,371
Corporate Bonds 32.9%
Consumer Discretionary 5.9%
[g]Academy Ltd./Finance Corp., senior note, 144A, 9.25%,
8/01/19	United States	67,900,000	74,435,375
AMC Networks Inc., 4.75%, 12/15/22	United States	20,000,000	20,000,000
Best Buy Co. Inc., senior note, 5.50%, 3/15/21	United States	25,000,000	25,187,500
Cablevision Systems Corp., senior note,
8.625%, 9/15/17	United States	80,000,000	95,200,000
7.75%, 4/15/18	United States	120,000,000	137,550,000
Caesars Entertainment Operating Co. Inc., senior secured note,
11.25%, 6/01/17	United States	150,000,000	144,750,000
8.50%, 2/15/20	United States	23,700,000	21,093,000
first lien, 9.00%, 2/15/20	United States	232,750,000	210,056,875
[g]CBS Outdoor Americas Capital LLC/CBS Outdoor Americas
Capital Corp.,
senior bond, 144A, 5.625%, 2/15/24	United States	22,700,000	23,324,250
senior note, 144A, 5.25%, 2/15/22	United States	8,000,000	8,220,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	10,000,000	9,912,500
senior bond, 5.125%, 2/15/23	United States	170,000,000	164,475,000
senior bond, 5.75%, 9/01/23	United States	62,000,000	61,845,000
senior bond, 5.75%, 1/15/24	United States	185,000,000	184,075,000
senior note, 7.375%, 6/01/20	United States	60,000,000	65,775,000
senior note, 6.50%, 4/30/21	United States	94,500,000	100,524,375
Chrysler Group LLC/CG Co-Issuer Inc., senior secured note,
8.00%, 6/15/19	United States	210,000,000	231,000,000
8.25%, 6/15/21	United States	117,200,000	133,168,500
[g]144A, 8.25%, 6/15/21	United States	37,800,000	42,950,250

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
Cinemark USA Inc.,
senior bond, 4.875%, 6/01/23	United States	23,000,000		$22,223,750
senior note, 5.125%, 12/15/22	United States	50,000,000		50,250,000
Clear Channel Communications Inc.,
[h]senior note, PIK, 14.00%, 2/01/21	United States	124,363,800		124,571,114
senior secured bond, first lien, 9.00%, 3/01/21	United States	339,775,000		356,339,031
senior secured note, first lien, 9.00%, 12/15/19	United States	225,000,000		237,375,000
senior secured note, first lien, 11.25%, 3/01/21	United States	50,000,000		55,875,000
Clear Channel Worldwide Holdings Inc., senior sub. note,
7.625%, 3/15/20	United States	142,500,000		154,612,500
ClubCorp Club Operations Inc., senior note, 10.00%,
12/01/18	United States	77,920,000		86,004,200
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	12,800,000		14,368,000
Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	50,000,000		53,500,000
[c,h]Dex Media Inc., senior sub. note, PIK, 12.00%, 1/29/17	United States	39,993,271		24,095,946
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	240,000,000		242,400,000
senior note, 5.125%, 5/01/20	United States	45,000,000		47,025,000
senior note, 5.875%, 7/15/22	United States	158,000,000		169,060,000
The Goodyear Tire & Rubber Co., senior note,
8.25%, 8/15/20	United States	101,800,000		113,888,750
6.50%, 3/01/21	United States	62,900,000		68,875,500
HD Supply Inc., senior note, 7.50%, 7/15/20	United States	60,000,000		65,775,000
[g]Jaguar Land Rover Automotive PLC,
144A, 8.125%, 5/15/21	United Kingdom	20,000,000		22,908,400
senior note, 144A, 8.25%, 3/15/20	United Kingdom	40,000,000	GBP	75,855,319
KB Home,
senior bond, 7.50%, 9/15/22	United States	35,000,000		38,500,000
senior note, 9.10%, 9/15/17	United States	49,000,000		58,065,000
senior note, 7.25%, 6/15/18	United States	70,500,000		79,665,000
senior note, 8.00%, 3/15/20	United States	20,000,000		22,800,000
senior note, 7.00%, 12/15/21	United States	40,000,000		43,150,000
Lamar Media Corp., senior sub. bond, 5.00%, 5/01/23	United States	22,000,000		22,110,000
[g]Laureate Education Inc., 144A, 9.25%, 9/01/19	United States	25,000,000		26,750,000
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	25,200,000		26,838,000
10.00%, 11/01/16	United States	90,000,000		107,887,500
8.625%, 2/01/19	United States	44,800,000		53,872,000
5.25%, 3/31/20	United States	60,000,000		61,950,000
6.75%, 10/01/20	United States	27,450,000		30,503,813
7.75%, 3/15/22	United States	80,000,000		93,200,000
[g,h]New Academy Finance Co. LLC/Corp., senior note, 144A, PIK,
8.00%, 6/15/18	United States	20,000,000		20,575,000
Quebecor Media Inc., senior bond, 5.75%, 1/15/23	Canada	75,300,000		75,864,750
Regal Entertainment Group, senior note, 5.75%, 3/15/22	United States	50,000,000		51,625,000
Shea Homes LP/Funding Corp., senior secured note, 8.625%,
5/15/19	United States	93,200,000		103,219,000

Semiannual Report | 81

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
[g]Sirius XM Holdings Inc., senior note, 144A,
4.25%, 5/15/20	United States	10,000,000		$9,800,000
5.875%, 10/01/20	United States	50,000,000		52,750,000
5.75%, 8/01/21	United States	30,000,000		31,350,000
4.625%, 5/15/23	United States	63,400,000		59,913,000
Time Warner Cable Inc., senior note,
4.125%, 2/15/21	United States	24,000,000		25,165,416
4.00%, 9/01/21	United States	30,000,000		31,174,590
[g]Univision Communications Inc.,
senior note, 144A, 8.50%, 5/15/21	United States	65,000,000		72,312,500
senior secured note, 144A, 6.875%, 5/15/19	United States	80,000,000		86,200,000
senior secured note, 144A, 5.125%, 5/15/23	United States	84,500,000		86,823,750
[g]UPCB Finance III Ltd., senior secured note, 144A, 6.625%,
7/01/20	Netherlands	56,000,000		60,200,000
Videotron Ltd., senior note, 5.00%, 7/15/22	Canada	10,000,000		10,075,000
[g]Virgin Media Secured Finance PLC, senior secured bond, 144A,
5.50%, 1/15/25	United Kingdom	75,000,000		75,890,625
Visant Corp., senior note, 10.00%, 10/01/17	United States	51,066,000		51,129,832
[g]Wynn Las Vegas LLC/Capital Corp., senior bond, 144A, 4.25%,
5/30/23	United States	28,300,000		27,380,250
[g]Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	25,000,000		25,546,875
				5,360,832,036
Consumer Staples 0.8%
Alliance One International Inc., secured note, second lien,
9.875%, 7/15/21	United States	60,000,000		61,650,000
[g]Boparan Finance PLC, senior note, 144A,
9.75%, 4/30/18	United Kingdom	55,950,000	EUR	83,206,768
9.875%, 4/30/18	United Kingdom	20,000,000	GBP	36,031,276
[g]ESAL GmbH, senior note, 144A, 6.25%, 2/05/23	Brazil	50,000,000		47,532,750
[g]Innovation Ventures LLC/Finance Corp., secured note, 144A,
9.50%, 8/15/19	United States	25,000,000		23,812,500
[g]JBS USA LLC/Finance Inc., senior note, 144A,
8.25%, 2/01/20	United States	50,100,000		55,110,000
7.25%, 6/01/21	United States	88,500,000		94,695,000
7.25%, 6/01/21	United States	59,600,000		63,623,000
[g]Post Holdings Inc., senior note, 144A, 6.75%, 12/01/21	United States	19,000,000		20,163,750
Spectrum Brands Inc., senior note, 6.625%, 11/15/22	United States	15,000,000		16,406,250
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	100,000,000		110,750,000
U.S. Foods Inc., 8.50%, 6/30/19	United States	80,000,000		86,660,000
				699,641,294
Energy 7.5%
Access Midstream Partner LP/ACMP Finance Corp., senior note,
4.875%, 5/15/23	United States	76,000,000		76,950,000
Alpha Natural Resources Inc., senior note,
6.00%, 6/01/19	United States	43,000,000		33,217,500
[i]6.25%, 6/01/21	United States	110,000,000		83,325,000

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[g]Antero Resources Corp., senior note, 144A, 5.375%,
11/01/21	United States	33,000,000	$33,515,625
Antero Resources Finance Corp., senior note, 7.25%,
8/01/19	United States	21,550,000	23,058,500
Arch Coal Inc.,
[g]secured note, second lien, 144A, 8.00%, 1/15/19	United States	20,000,000	20,050,000
senior note, 7.00%, 6/15/19	United States	111,000,000	86,302,500
senior note, 7.25%, 6/15/21	United States	130,000,000	98,800,000
[g]Atlas Resource Escrow Co., senior note, 144A, 9.25%,
8/15/21	United States	35,000,000	38,675,000
[j]ATP Oil & Gas Corp., senior secured note, 11.875%,
5/01/15	United States	50,000,000	656,250
Berry Petroleum Co., senior bond, 6.375%, 9/15/22	United States	28,000,000	29,120,000
Bill Barrett Corp., senior note, 7.00%, 10/15/22	United States	37,000,000	39,127,500
BreitBurn Energy Partners LP/Finance Corp., senior bond,
7.875%, 4/15/22	United States	28,800,000	31,320,000
Callon Petroleum Co., senior secured note, 13.00%,
9/15/16	United States	27,552,750	28,524,260
[g]Calumet Specialty Products Partners LP and Calumet Finance
Corp., senior note, 144A, 6.50%, 4/15/21	United States	20,000,000	20,200,000
Calumet Specialty Products Partners LP/Finance Corp.,
senior note, 7.625%, 1/15/22	United States	20,000,000	21,275,000
Carrizo Oil & Gas Inc., senior note,
8.625%, 10/15/18	United States	44,800,000	48,272,000
7.50%, 9/15/20	United States	21,300,000	23,536,500
CGG, senior note, 6.50%, 6/01/21	France	75,000,000	76,500,000
Chaparral Energy Inc., senior note, 7.625%, 11/15/22	United States	35,400,000	38,497,500
CHC Helicopter SA,
senior note, 9.375%, 6/01/21	Canada	52,400,000	55,806,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	130,500,000	142,245,000
Chesapeake Energy Corp., senior note,
6.50%, 8/15/17	United States	115,000,000	129,662,500
7.25%, 12/15/18	United States	178,065,000	208,336,050
6.875%, 11/15/20	United States	30,500,000	34,770,000
5.375%, 6/15/21	United States	50,000,000	52,875,000
5.75%, 3/15/23	United States	203,150,000	216,100,812
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	75,000,000	80,062,500
Concho Resources Inc, senior bond, 5.50%, 4/01/23	United States	27,000,000	28,215,000
CONSOL Energy Inc., senior note, 8.25%, 4/01/20	United States	55,850,000	60,946,313
Denbury Resources Inc., senior sub. note, 4.625%, 7/15/23	United States	160,000,000	149,600,000
[g]Diamondback Energy Inc., senior note, 144A, 7.625%,
10/01/21	United States	30,000,000	32,550,000
El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	123,000,000	132,166,944
Energy Transfer Equity LP, senior bond, 5.875%, 1/15/24	United States	65,000,000	66,787,500
Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	25,000,000	23,959,875
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	70,075,000	76,556,937
EP Energy LLC/Finance Inc., senior note, 9.375%, 5/01/20	United States	35,000,000	40,643,750
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	52,400,000	52,924,000

Semiannual Report | 83

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Statement of Investments, March 31, 2014 (unaudited) (continued)

		Franklin Income Fund	Country	Principal Amount*	Value
		Corporate Bonds (continued)
		Energy (continued)
		[g]Expro Finance Luxembourg, senior secured note, 144A, 8.50%,
		12/15/16	United Kingdom	115,119,000	$120,515,203
		Forest Oil Corp., senior note, 7.25%, 6/15/19	United States	18,932,000	16,683,825
		[g]Gibson Energy Inc., senior note, 144A, 6.75%, 7/15/21	Canada	35,000,000	37,712,500
		Halcon Resources Corp., senior note,
		9.75%, 7/15/20	United States	100,000,000	108,250,000
		8.875%, 5/15/21	United States	28,000,000	29,190,000
		[g]144A, 9.25%, 2/15/22	United States	63,100,000	66,097,250
		[g]Hercules Offshore Inc., senior note, 144A, 8.75%, 7/15/21	United States	35,000,000	38,150,000
		[g]Kinder Morgan Inc.,
		senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	130,300,000	129,536,833
		senior secured note, 144A, 5.00%, 2/15/21	United States	36,500,000	36,737,944
		[g]Laredo Petroleum Inc., senior note, 144A, 5.625%, 1/15/22	United States	15,000,000	15,206,250
		[g]Lightstream Resources Ltd., senior note, 144A, 8.625%,
		2/01/20	Canada	30,000,000	30,150,000
		Linn Energy LLC/Finance Corp., senior note,
		6.50%, 5/15/19	United States	5,000,000	5,237,500
		8.625%, 4/15/20	United States	72,500,000	79,115,625
		7.75%, 2/01/21	United States	75,000,000	81,000,000
		[g]144A, 6.25%, 11/01/19	United States	130,000,000	136,175,000
		Magnum Hunter Resources Corp., senior note, 9.75%,
		5/15/20	United States	60,000,000	66,750,000
		[g]MEG Energy Corp., senior bond, 144A, 7.00%, 3/31/24	Canada	100,000,000	106,000,000
		Midstates Petroleum Co. Inc./LLC, senior note,
		10.75%, 10/01/20	United States	55,000,000	61,050,000
		9.25%, 6/01/21	United States	38,100,000	40,005,000
		NFR Energy LLC/NFR Finance Corp., 9.75%, 2/15/17	United States	25,000,000	26,000,000
		[g]NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	70,000,000	69,125,000
		[g]Niska Gas Storage Canada ULC/Finance Corp., senior note,
		144A, 6.50%, 4/01/19	United States	75,000,000	74,156,250
		[g]Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	Cyprus	75,000,000	74,953,125
		Offshore Group Investment Ltd.,
		senior bond, first lien, 7.125%, 4/01/23	United States	32,100,000	32,822,250
		senior secured note, first lien, 7.50%, 11/01/19	United States	100,000,000	107,312,500
		Peabody Energy Corp., senior note,
		6.00%, 11/15/18	United States	100,000,000	105,375,000
		6.25%, 11/15/21	United States	165,000,000	166,237,500
		Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	150,700,000	168,407,250
		Penn Virginia Resource Partners LP/Finance Corp. II,
		senior note, 6.50%, 5/15/21	United States	28,000,000	30,030,000
		Petrobras Global Finance BV, senior note,
		4.375%, 5/20/23	Brazil	85,000,000	77,926,725
		6.25%, 3/17/24	Brazil	50,000,000	51,435,500
		Petrobras International Finance Co., senior note, 5.375%,
		1/27/21	Brazil	65,000,000	65,825,500
		PetroQuest Energy Inc., senior note, 10.00%, 9/01/17	United States	60,000,000	64,200,000
		Plains Exploration & Production Co., senior note,
		6.50%, 11/15/20	United States	50,000,000	55,312,500
		6.875%, 2/15/23	United States	21,400,000	23,914,500

84	|	Semiannual Report

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Quicksilver Resources Inc., senior note,
9.125%, 8/15/19	United States	90,000,000	$90,000,000
[g]144A, 11.00%, 7/01/21	United States	86,000,000	92,665,000
Range Resources Corp., senior sub. note, 5.00%, 3/15/23	United States	12,500,000	12,718,750
Regency Energy Partners LP/Regency Energy Finance Corp.,
senior bond, 5.50%, 4/15/23	United States	46,000,000	46,575,000
senior note, 5.875%, 3/01/22	United States	15,400,000	16,016,000
senior note, 4.50%, 11/01/23	United States	55,700,000	52,079,500
[g]Rockies Express Pipeline LLC,
senior bond, 144A, 6.85%, 7/15/18	United States	25,000,000	25,937,500
senior note, 144A, 6.00%, 1/15/19	United States	32,200,000	32,602,500
Sabine Pass Liquefaction LLC, first lien,
5.625%, 2/01/21	United States	126,200,000	130,774,750
5.625%, 4/15/23	United States	108,800,000	108,664,000
[g]144A, 6.25%, 3/15/22	United States	90,000,000	93,937,500
Sabine Pass LNG LP,
first lien, 6.50%, 11/01/20	United States	30,000,000	31,650,000
senior secured note, 7.50%, 11/30/16	United States	151,000,000	167,610,000
[g]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	199,200,000	218,124,000
[g]Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	74,200,000	79,579,500
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	110,000,000	119,075,000
7.50%, 3/15/21	United States	120,000,000	128,700,000
8.125%, 10/15/22	United States	46,250,000	50,643,750
7.50%, 2/15/23	United States	50,000,000	53,250,000
Stone Energy Corp., senior bond, 7.50%, 11/15/22	United States	125,000,000	135,937,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	128,400,000	139,314,000
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	55,000,000	50,009,740
WPX Energy Inc., senior note, 6.00%, 1/15/22	United States	48,500,000	49,955,000
			6,757,546,836
Financials 3.1%
Ally Financial Inc., senior note, 6.25%, 12/01/17	United States	46,600,000	52,192,000
[k]Bank of America Corp., junior sub. bond,
M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	100,000,000	114,797,300
U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	52,000,000	49,140,000
[k]Barclays PLC, sub. bond, 8.25% to 12/15/18, FRN thereafter,
Perpetual	United Kingdom	75,000,000	78,925,875
CIT Group Inc., senior bond, 5.00%, 8/01/23	United States	60,000,000	61,650,000
[k]Citigroup Inc., junior sub. bond,
5.35% to 05/15/23, FRN thereafter, Perpetual	United States	169,195,000	157,634,075
5.95% to 1/30/23, FRN thereafter, Perpetual	United States	138,500,000	135,556,875
Crown Castle International Corp., senior bond, 5.25%,
1/15/23	United States	21,000,000	21,446,250
E*TRADE Financial Corp., senior note, 6.00%, 11/15/17	United States	49,900,000	52,706,875
[k]Fifth Third Bancorp, junior sub. bond, 5.10% to 6/30/23,
FRN thereafter, Perpetual	United States	54,000,000	49,815,000
[k]General Electric Capital Corp., C, junior sub. bond, 5.25% to
6/15/23, FRN thereafter, Perpetual	United States	82,400,000	80,356,480

		Semiannual Report | 85

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Financials (continued)
General Motors Financial Co. Inc., senior bond, 4.25%,
5/15/23	United States	55,209,000	$54,656,910
International Lease Finance Corp., senior note,
8.75%, 3/15/17	United States	130,000,000	153,075,000
8.875%, 9/01/17	United States	63,300,000	75,643,500
[k]JPMorgan Chase & Co.,
junior sub. bond, 6.00% to 8/01/23, FRN thereafter,
Perpetual	United States	100,000,000	99,000,000
junior sub. bond, 6.125% to 4/30/24, FRN thereafter,
Perpetual	United States	40,000,000	39,539,880
junior sub. bond, 6.75% to 2/01/24, FRN thereafter,
Perpetual	United States	100,000,000	105,750,000
junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter,
Perpetual	United States	815,000,000	925,025,000
Q, junior sub. bond, 5.15% to 5/01/23, FRN thereafter,
Perpetual	United States	100,000,000	94,250,000
Kinetic Concepts Inc./USA, senior note, 12.50%, 11/01/19	United States	32,000,000	37,520,000
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	80,000,000	90,366,400
Nationstar Mortgage LLC/Nationstar Capital Corp., senior note,
9.625%, 5/01/19	United States	35,000,000	38,850,000
[g]Nuveen Investments Inc., senior note, 144A,
9.125%, 10/15/17	United States	50,000,000	53,125,000
9.50%, 10/15/20	United States	50,000,000	53,500,000
[k]PNC Financial Services Group Inc., junior sub. note, 4.85% to
6/01/23, FRN thereafter, Perpetual	United States	54,000,000	50,760,000
SLM Corp., 6.125%, 3/25/24	United States	50,000,000	50,062,500
			2,775,344,920
Health Care 2.6%
Alere Inc., senior note, 7.25%, 7/01/18	United States	20,800,000	22,984,000
CHS/Community Health Systems Inc., senior note,
8.00%, 11/15/19	United States	129,100,000	142,494,125
[g]144A, 5.125%, 8/01/21	United States	42,400,000	43,672,000
[g]144A, 6.875%, 2/01/22	United States	89,000,000	93,450,000
[g]Forest Laboratories Inc., senior note 144A, 5.00%,
12/15/21	United States	25,000,000	26,500,000
[g]Grifols Worldwide Operations Ltd., senior note, 144A, 5.25%,
4/01/22	Spain	11,500,000	11,787,500
HCA Holdings Inc., senior note, 6.25%, 2/15/21	United States	47,200,000	50,645,600
HCA Inc.,
secured note, 5.00%, 3/15/24	United States	138,900,000	139,507,687
senior note, 6.50%, 2/15/16	United States	35,550,000	38,660,625
senior note, 8.00%, 10/01/18	United States	60,000,000	71,250,000
senior note, 7.50%, 2/15/22	United States	150,000,000	171,750,000
senior note, 5.875%, 5/01/23	United States	104,700,000	107,971,875
senior secured bond, first lien, 4.75%, 5/01/23	United States	58,500,000	57,988,125
senior secured note, 6.50%, 2/15/20	United States	114,300,000	128,301,750

86 | Semiannual Report

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care (continued)
[g,h]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%,
10/15/17	United States	61,100,000	$64,536,875
Tenet Healthcare Corp.,
4.375%, 10/01/21	United States	85,000,000	82,450,000
first lien, 6.25%, 11/01/18	United States	88,211,775	97,639,408
senior note, 9.875%, 7/01/14	United States	30,000,000	30,607,500
senior note, 8.00%, 8/01/20	United States	190,000,000	208,050,000
senior note, 8.125%, 4/01/22	United States	360,000,000	403,200,000
[g]senior note, 144A, 5.00%, 3/01/19	United States	20,450,000	20,475,563
[m]senior note, FRN, 9.25%, 2/01/15	United States	101,300,000	107,884,500
senior secured note, first lien, 4.50%, 4/01/21	United States	41,000,000	40,231,250
[g]Valeant Pharmaceuticals International Inc., senior note, 144A,
6.75%, 8/15/18	United States	58,900,000	65,084,500
7.50%, 7/15/21	United States	53,900,000	60,907,000
5.625%, 12/01/21	United States	25,650,000	26,996,625
[g]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	42,900,000	46,546,500
			2,361,573,008
Industrials 1.8%
[g]Abengoa Finance SAU, senior note, 144A,
8.875%, 11/01/17	Spain	100,000,000	112,937,500
7.75%, 2/01/20	Spain	36,600,000	39,711,000
The ADT Corp.,
senior bond, 4.125%, 6/15/23	United States	95,000,000	85,230,770
senior note, 3.50%, 7/15/22	United States	18,000,000	15,852,078
[g]Ahern Rentals Inc., secured note, second lien, 144A, 9.50%,
6/15/18	United States	40,000,000	44,450,000
[g]Algeco Scotsman Global Finance PLC,
senior note, 144A, 10.75%, 10/15/19	United Kingdom	40,000,000	44,500,000
senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	98,500,000	107,795,938
[g]Aviation Capital Group, 144A, 6.75%, 4/06/21	United States	48,520,000	53,959,771
[g]Blueline Rental Finance Corp., second lien, 144A, 7.00%,
2/01/19	United States	10,800,000	11,448,000
[g]Bombardier Inc.,
senior bond, 144A, 6.125%, 1/15/23	Canada	81,300,000	82,519,500
senior note, 144A, 6.00%, 10/15/22	Canada	35,000,000	35,000,000
[c,g]CEVA Group PLC,
first lien, 144A, 7.00%, 3/01/21	United Kingdom	15,000,000	15,318,750
secured note, 144A, 9.00%, 9/01/21	United Kingdom	20,000,000	20,475,000
senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	186,778,982	173,704,453
Hertz Corp., senior note,
6.75%, 4/15/19	United States	125,775,000	135,365,344
7.375%, 1/15/21	United States	30,000,000	33,150,000
[g]Icahn Enterprises LP/Icahn Finance Corp., senior note, 144A,
5.875%, 2/01/22	United States	50,000,000	50,875,000
Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	73,000,000	71,448,750
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	147,975,000	151,489,406
Nielsen Finance LLC/Co., senior note, 4.50%, 10/01/20	Netherlands	15,000,000	15,187,500

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Industrials (continued)
[g]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	46,600,000	$47,532,000
[g]Stena International SA, secured bond, 144A, 5.75%,
3/01/24	Sweden	57,900,000	58,008,563
TransDigm Inc., senior sub. note, 5.50%, 10/15/20	United States	59,500,000	60,838,750
United Continental Holdings Inc., senior bond,
A, 6.00%, 7/15/26	United States	40,000,000	38,000,000
B, 6.00%, 7/15/28	United States	40,000,000	36,900,000
United Rentals North America Inc.,
senior bond, 5.75%, 11/15/24	United States	69,700,000	70,309,875
senior sub. note, 8.375%, 9/15/20	United States	45,000,000	50,062,500
			1,662,070,448
Information Technology 3.1%
[g]Alcatel-Lucent USA Inc., senior note, 144A, 6.75%,
11/15/20	United States	55,900,000	59,393,750
[g]Belden Inc., senior sub. note, 144A, 5.50%, 9/01/22	United States	40,000,000	40,700,000
[g]BMC Software Finance Inc., senior note, 144A, 8.125%,
7/15/21	United States	58,200,000	61,546,500
CDW LLC/Finance Corp.,
senior note, 8.00%, 12/15/18	United States	32,372,000	35,123,620
senior note, 8.50%, 4/01/19	United States	125,000,000	137,500,000
senior sub. note, 12.535%, 10/12/17	United States	2,602,000	2,732,100
Ceridian Corp.,
[g]secured note, 144A, 8.875%, 7/15/19	United States	36,100,000	41,154,000
senior note, 11.25%, 11/15/15	United States	35,000,000	35,350,000
[g,h]CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%,
6/01/20	United States	44,400,000	47,175,000
[g]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	15,166,000	16,493,025
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	580,000,000	693,100,000
senior note, 10.625%, 6/15/21	United States	63,000,000	71,190,000
[g]senior secured bond, 144A, 8.25%, 1/15/21	United States	425,000,000	463,250,000
[g,h]senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	208,158,000	228,453,405
[g]senior secured note, first lien, 144A, 6.75%, 11/01/20	United States	107,000,000	115,560,000
Freescale Semiconductor Inc.,
[g]secured note, 144A, 5.00%, 5/15/21	United States	59,450,000	60,936,250
senior note, 8.05%, 2/01/20	United States	158,694,000	175,158,502
senior note, 10.75%, 8/01/20	United States	119,258,000	138,935,570
[g]senior secured note, 144A, 6.00%, 1/15/22	United States	41,850,000	44,517,938
[g,h]Healthcare Technology Inc., senior note, 144A, PIK, 7.375%,
9/01/18	United States	40,000,000	40,800,000
IAC/InterActiveCorp, senior note, 4.75%, 12/15/22	United States	45,000,000	44,268,750
Infor U.S. Inc., senior note, 9.375%, 4/01/19	United States	40,800,000	46,155,000
NCR Corp., senior note,
4.625%, 2/15/21	United States	22,000,000	22,220,000
5.00%, 7/15/22	United States	26,000,000	26,162,500
[g]NCR Escrow Corp., senior note, 144A, 6.375%, 12/15/23	United States	70,000,000	74,725,000

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Information Technology (continued)
[g]NII International Telecom SCA, senior note, 144A, 11.375%,
8/15/19	United States	25,000,000		$17,750,000
[g]Sanmina Corp., senior note, 144A, 7.00%, 5/15/19	United States	55,000,000		58,506,250
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	36,400,000		38,493,000
				2,837,350,160
Materials 3.2%
[i]AngloGold Ashanti Holdings PLC, senior note, 8.50%,
7/30/20	South Africa	35,000,000		38,675,000
[g]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A,
6.25%, 1/31/19	Ireland	20,700,000		21,683,250
7.00%, 11/15/20	Ireland	10,588,235		11,177,206
6.75%, 1/31/21	Ireland	22,600,000		23,744,125
Ball Corp., senior bond, 4.00%, 11/15/23	United States	90,000,000		84,600,000
[g]Beverage Packaging Holdings Luxembourg II SA, senior note,
144A, 5.625%, 12/15/16	United States	33,000,000		33,907,500
[g]Cemex Finance LLC, senior secured note, 144A,
9.375%, 10/12/22	Mexico	56,300,000		66,363,625
[b]6.00%, 4/01/24	Mexico	88,400,000		88,676,250
[g]Cemex SAB de CV,
secured note, 144A, 5.875%, 3/25/19	Mexico	18,800,000		19,552,000
secured note, 144A, 7.25%, 1/15/21	Mexico	111,000,000		121,614,375
senior secured note, 144A, 9.00%, 1/11/18	Mexico	232,700,000		253,933,875
senior secured note, 144A, 9.50%, 6/15/18	Mexico	105,000,000		121,537,500
senior secured note, 144A, 6.50%, 12/10/19	Mexico	40,000,000		42,625,000
Crown Americas LLC/Crown Americas Capital Corp. IV,
senior bond, 4.50%, 1/15/23	United States	150,000,000		144,000,000
Dynacast International LLC/Finance Inc., 9.25%, 7/15/19	United States	50,000,000		55,875,000
[g]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	41,630,000		42,358,525
7.00%, 2/15/21	Canada	63,630,000		65,061,675
[g]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.875%, 2/01/18	Australia	70,600,000		74,571,250
[i]8.25%, 11/01/19	Australia	80,000,000		88,300,000
[i]6.875%, 4/01/22	Australia	60,000,000		64,875,000
HudBay Minerals Inc., senior note,
9.50%, 10/01/20	Canada	50,000,000		53,750,000
[g]144A, 9.50%, 10/01/20	Canada	39,600,000		42,570,000
[g]Imperial Metals Corp., senior note, 144A, 7.00%, 3/15/19	Canada	20,000,000		20,284,119
[g]Ineos Finance PLC, senior secured note, 144A, 8.375%,
2/15/19	Switzerland	42,800,000		47,454,500
[g]Ineos Group Holdings SA, senior note, 144A,
5.75%, 2/15/19	Switzerland	45,200,000	EUR	64,028,092
5.875%, 2/15/19	Luxembourg	25,700,000		26,374,625
[g]Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	53,700,000	EUR	78,869,954

Semiannual Report | 89

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Materials (continued)
Molycorp Inc., first lien, 10.00%, 6/01/20	United States	65,000,000		$64,675,000
[g]Orion Engineered Carbons Bondco GmbH,
senior secured bond, 144A, 10.00%, 6/15/18	Germany	22,320,000	EUR	33,558,663
senior secured note, first lien, 144A, 9.625%, 6/15/18	Germany	23,400,000		25,476,750
[g,h]Orion Engineered Carbons Finance & Co. SCA, senior note,
144A, PIK, 9.25%, 8/01/19	Germany	28,200,000		29,398,500
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	70,800,000		74,517,000
senior note, 8.50%, 5/15/18	United States	99,900,000		104,895,000
senior note, 9.00%, 4/15/19	United States	100,100,000		107,607,500
senior note, 9.875%, 8/15/19	United States	127,000,000		142,557,500
senior note, 8.25%, 2/15/21	United States	45,000,000		49,331,250
senior secured note, 7.875%, 8/15/19	United States	65,000,000		71,906,250
senior secured note, 6.875%, 2/15/21	United States	32,500,000		35,262,500
[g]Sealed Air Corp., senior bond, 144A, 5.25%, 4/01/23	United States	48,000,000		48,720,000
[i]United States Steel Corp., senior note, 7.375%, 4/01/20	United States	35,000,000		38,500,000
Walter Energy Inc.,
[g]first lien, 144A, 9.50%, 10/15/19	United States	85,000,000		86,806,250
senior note, 9.875%, 12/15/20	United States	105,000,000		69,562,500
senior note, 8.50%, 4/15/21	United States	66,725,000		42,370,375
[g]Wise Metals Group LLC/Wise Alloys Finance Corp.,
senior secured note, 144A, 8.75%, 12/15/18	United States	25,000,000		26,937,500
				2,848,544,984
Telecommunication Services 3.9%
[g]Altice Financing SA, secured note, 144A, 6.50%, 1/15/22	Luxembourg	24,100,000		25,485,750
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	47,600,000		50,753,500
senior note, 5.80%, 3/15/22	United States	63,000,000		64,732,500
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	150,000,000		171,712,500
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	75,000,000		78,750,000
senior note, 8.50%, 4/15/20	United States	51,150,000		59,717,625
senior note, 9.25%, 7/01/21	United States	63,600,000		75,684,000
senior note, 8.75%, 4/15/22	United States	48,900,000		56,051,625
senior note, 7.125%, 1/15/23	United States	138,000,000		144,555,000
[g]Intelsat Jackson Holdings SA, senior bond, 144A, 5.50%,
8/01/23	Luxembourg	130,000,000		128,050,000
[g]Millicom International Cellular SA, senior note, 144A, 6.625%,
10/15/21	Luxembourg	37,900,000		40,505,625
NII Capital Corp., senior bond, 7.625%, 4/01/21	United States	46,445,000		13,236,825
[g]SoftBank Corp., senior note, 144A, 4.50%, 4/15/20	Japan	70,000,000		69,737,500
Sprint Capital Corp., senior bond, 6.875%, 11/15/28	United States	126,000,000		122,850,000
[g]Sprint Corp.,
senior bond, 144A, 7.125%, 6/15/24	United States	245,650,000		258,546,625
senior note, 144A, 7.875%, 9/15/23	United States	187,350,000		206,553,375

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Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Sprint Nextel Corp.,
6.00%, 12/01/16	United States	174,000,000		$191,182,500
11.50%, 11/15/21	United States	200,000,000		267,000,000
senior note, 9.125%, 3/01/17	United States	80,000,000		95,000,000
senior note, 8.375%, 8/15/17	United States	182,700,000		215,814,375
senior note, 7.00%, 8/15/20	United States	30,000,000		32,850,000
senior note, 6.00%, 11/15/22	United States	158,000,000		161,752,500
[g]senior note, 144A, 9.00%, 11/15/18	United States	180,000,000		220,500,000
T-Mobile USA Inc.,
senior bond, 6.625%, 4/01/23	United States	50,000,000		53,250,000
senior bond, 6.50%, 1/15/24	United States	32,300,000		33,915,000
senior note, 6.464%, 4/28/19	United States	125,000,000		134,062,500
senior note, 6.542%, 4/28/20	United States	45,000,000		48,600,000
senior note, 6.25%, 4/01/21	United States	100,000,000		106,125,000
senior note, 6.633%, 4/28/21	United States	50,000,000		53,937,500
senior note, 6.125%, 1/15/22	United States	18,300,000		19,237,875
senior note, 6.731%, 4/28/22	United States	50,000,000		53,750,000
senior note, 6.836%, 4/28/23	United States	50,000,000		53,812,500
Verizon Communications Inc.,
senior bond, 6.55%, 9/15/43	United States	90,000,000		109,920,240
senior note, 5.15%, 9/15/23	United States	102,700,000		112,614,247
[g]Wind Acquisition Finance SA, secured note, 144A, 7.25%,
2/15/18	Italy	35,000,000		36,925,000
				3,567,171,687
Utilities 1.0%
The AES Corp., senior bond,
4.875%, 5/15/23	United States	110,000,000		105,600,000
5.50%, 3/15/24	United States	40,000,000		39,800,000
[g]Calpine Corp.,
senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	58,700,000		59,874,000
senior secured note, 144A, 7.875%, 7/31/20	United States	32,178,000		35,556,690
senior secured note, 144A, 7.50%, 2/15/21	United States	80,040,000		87,843,900
senior secured note, 144A, 7.875%, 1/15/23	United States	60,920,000		68,535,000
senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	28,200,000		29,751,000
[c,g]Dynegy Inc., senior note, 144A, 5.875%, 6/01/23	United States	95,000,000		93,812,500
GenOn Energy Inc., senior note, 7.875%, 6/15/17	United States	125,000,000		126,250,000
[g]InterGen NV,
secured bond, 144A, 7.00%, 6/30/23	Netherlands	130,300,000		137,710,813
secured note, 144A, 7.50%, 6/30/21	Netherlands	25,000,000	GBP	44,075,274
[g]NGL Energy Partners LP/NGL Energy Finance Corp., senior note,
144A, 6.875%, 10/15/21	United States	30,000,000		31,350,000
NRG Energy Inc.,
senior bond, 6.625%, 3/15/23	United States	20,000,000		20,850,000
[g]senior note, 144A, 6.25%, 7/15/22	United States	25,000,000		25,812,500
				906,821,677
Total Corporate Bonds (Cost $27,446,260,408)				29,776,897,050

Semiannual Report | 91

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*	Value
[l,m]Senior Floating Rate Interests 3.9%
Consumer Discretionary 1.2%
Caesars Entertainment Operating Co. Inc., Incremental Term
Loan, 9.50%, 10/01/16	United States	95,750,000	$95,663,538
Clear Channel Communications Inc.,
Tranche B Term Loan, 3.803%, 1/29/16	United States	10,870,233	10,752,269
Tranche D Term Loan, 6.903%, 1/30/19	United States	727,373,595	713,417,478
Tranche E Term Loan, 7.653%, 7/30/19	United States	200,744,256	200,869,721
[c]Dex Media West LLC, Term Loan B, 8.00%, 12/30/16	United States	1,586,623	1,286,156
[c]R.H. Donnelley Inc., Term Loan B, 9.75%, 12/30/16	United States	38,925,710	25,082,754
SuperMedia Inc., Exit Term Loan, 11.60%, 12/31/16	United States	7,229,270	5,435,507
TWCC Holding Corp., Second Lien Term Loan, 7.00%, 6/26/20	United States	50,000,000	48,750,000
			1,101,257,423
Consumer Staples 0.1%
U.S. Foods Inc., Term Loan, 4.50%, 3/31/19	United States	99,250,000	99,919,938
Energy 1.3%
Chesapeake Energy Corp., Senior Unsecured Term Loan, 5.75%,
12/02/17	United States	460,000,000	471,068,980
Drillships Financing Holding Inc., Tranche B-1 Term Loan,
6.00%, 3/31/21	Marshall Islands	249,500,000	255,165,646
Fieldwood Energy LLC, Second Lien Closing Date Loans,
8.375%, 9/30/20	United States	219,261,084	228,638,442
[b]NGPL Pipeco LLC, Term Loan, 6.75%, 9/15/17	United States	68,000,000	66,668,356
Quicksilver Resources Inc., Second Lien Loans, 7.00%,
6/21/19	United States	150,000,000	150,000,000
			1,171,541,424
Financials 0.1%
Stena International SA, Loans, 4.00%, 3/03/21	Sweden	100,000,000	99,937,500
Health Care 0.1%
Community Health Systems Inc., 2021 Term D Loan, 4.25%,
1/27/21	United States	49,875,000	50,357,990
Industrials 0.3%
Altegrity Inc.,
Term Loan B, 5.00%, 2/21/15	United States	68,532,648	67,718,823
Tranche D Term Loan, 7.75%, 2/21/15	United States	49,761,527	49,217,285
[b,c]CEVA Group PLC,
Pre-Funded L/C, 7.75%, 3/19/21	United States	20,320,197	20,282,097
U.S. Term Loan, 7.75%, 3/19/21	United States	29,556,650	29,501,231
[b]CEVA Intercompany B.V., Dutch Term Loan, 7.75%, 3/19/21	Netherlands	21,428,571	21,427,286
[b]CEVA Logistics Canada ULC, Canadian Term Loan, 7.75%,
3/19/21	Canada	3,694,581	3,694,360
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	36,555,232	37,103,560
			228,944,642
Information Technology 0.6%
First Data Corp.,
2018 Term Loan, 4.155%, 3/24/18	United States	402,993,460	404,539,343
Second New Dollar Term Loan, 3.655%, 3/24/17	United States	128,000,000	128,000,000
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	44,942,857	45,167,571
			577,706,914
92 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Principal Amount*	Value
[l,m]Senior Floating Rate Interests (continued)
Materials 0.1%
[b]Ardagh Holdings USA Inc., New Term Loan, 5.25%, 12/17/19	United States	20,000,000	$20,068,760
[b]Walter Energy Inc., B Term Loan, 6.75% - 7.25%, 4/01/18	United States	99,400,000	96,318,600
			116,387,360
Telecommunication Services 0.1%
Altice Financing SA, Loans, 5.50%, 6/24/19	Luxembourg	49,875,000	51,012,798
Utilities 0.0%
Intergen NV, Term Advance, 5.50%, 6/13/20	Netherlands	44,650,063	45,133,757
Total Senior Floating Rate Interests
(Cost $3,422,386,722)			3,542,199,746

		Shares
Escrows and Litigation Trusts 0.0%
a,c,[n]Dynegy Holdings Inc., Escrow Account	United States	1,024,235,000
a,c,[n]Dynegy Roseton Danskammer Pass Through Trust, Escrow
Account, B	United States	40,000,000
[a]Motors Liquidation Co., Escrow Account	United States	400,000,000	40,000
[a]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000	110,000
a,[n]SuperMedia Inc., Litigation Trust	United States	30,326,101
Total Escrows and Litigation Trusts
(Cost $2,757,417)			150,000
Total Investments before Short Term Investments
(Cost $79,526,968,939)			89,171,147,416

		Principal Amount*
Short Term Investments 1.0%
U.S. Government and Agency Securities 0.7%
[o]FHLB, 4/09/14 - 4/11/14	United States	140,200,000	140,193,194
[o,p]U.S. Treasury Bills, 4/17/14 - 4/24/14	United States	500,000,000	499,992,900
Total U.S. Government and Agency Securities
(Cost $640,184,961)			640,186,094
Total Investments before Money Market Funds
(Cost $80,167,153,900)			89,811,333,510

		Shares
Money Market Funds (Cost $206,275,306) 0.2%
[a,q]Institutional Fiduciary Trust Money Market Portfolio	United States	206,275,306	206,275,306
[r]Investments from Cash Collateral Received for Loaned
Securities (Cost $47,130,120) 0.1%
Money Market Funds 0.1%
[s]BNY Mellon Overnight Government Fund, 0.052%	United States	47,130,120	47,130,120
Total Investments (Cost $80,420,559,326) 99.6%			90,064,738,936
Options Written (0.0)%			(1,155,000)
Other Assets, less Liabilities 0.4%			336,982,416
Net Assets 100.0%			$90,400,566,352

Semiannual Report | 93

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Income Fund	Country	Number of Contracts	Value
[t]Options Written (0.0)%
Calls Exchange-Traded
Information Technology (0.0)%
EMC Corp., April Strike Price $27, Expires 4/29/14	United States	15,000	$(1,035,000)
Puts Exchange-Traded
Industrials (0.0)%
The Boeing Co., April Strike Price $120, Expires 4/19/14	United States	2,000	(120,000)
Total Options Written
(Premiums Received $1,274,176)			$(1,155,000)

See Abbreviations on page 145.

Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).
cSee Note 10 regarding holdings of 5% voting securities.
dAt March 31, 2014, pursuant to the Fund s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eA portion or all of the security is held in connection with written option contracts open at period end.
fSee Note 1(g) regarding equity-linked securities.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust s Board of Trustees. At March 31,
2014, the aggregate value of these securities was $18,435,804,301, representing 20.39% of net assets.
hIncome may be received in additional securities and/or cash.
iA portion or all of the security is on loan at March 31, 2014. See Note 1(h).
jSee Note 7 regarding defaulted securities.
kPerpetual security with no stated maturity date.
lSee Note 1(j) regarding senior floating rate interests.
mThe coupon rate shown represents the rate at period end.
nSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2014, the aggregate value of these securities was $-.
oThe security is traded on a discount basis with no stated coupon rate.
pSecurity or a portion of the security has been pledged as collateral for written options contracts. At March 31, 2014, the value of this security and/or cash pledged as collateral was
$499,992,900, representing 0.55% of net assets.
qSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
rSee Note 1(h) regarding securities on loan.
sThe rate shown is the annualized seven-day yield at period end.
tSee Note 1(e) regarding written options.

94 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights

Franklin U.S. Government Securities Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout
the period)
Net asset value, beginning of period	$6.53	$6.91	$6.92	$6.81	$6.69	$6.45
Income from investment operations[a]:
Net investment income[b]	0.09	0.15	0.20	0.24	0.25	0.27
Net realized and unrealized gains
(losses)	(0.02)	(0.29)	0.04	0.15	0.14	0.27
Total from investment operations	0.07	(0.14)	0.24	0.39	0.39	0.54
Less distributions from net investment
income	(0.12)	(0.24)	(0.25)	(0.28)	(0.27)	(0.30)
Net asset value, end of period	$6.48	$6.53	$6.91	$6.92	$6.81	$6.69

Total return[c]	1.05%	(2.03)%	3.49%	5.93%	5.94%	8.50%

Ratios to average net assets[d]
Expenses	0.76%[e,f]	0.73%	0.73%	0.72%	0.73%	0.73%[f]
Net investment income	2.69%	2.17%	2.86%	3.55%	3.70%	4.11%

Supplemental data
Net assets, end of period (000 s)	$4,504,914	$5,138,613	$6,861,193	$6,423,821	$6,771,471	$6,275,792
Portfolio turnover rate	38.24%	46.16%	40.15%	20.23%	47.41%	34.74%
Portfolio turnover rate excluding
mortgage dollar rolls[g]	17.20%	40.83%	40.15%	20.23%	47.41%	34.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.
gSee Note 1(i) regarding mortgage dollar rolls.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 95

Franklin Custodian Funds

Financial Highlights (continued)

Franklin U.S. Government Securities Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout
the period)
Net asset value, beginning of period	$6.49	$6.86	$6.88	$6.77	$6.66	$6.42
Income from investment operations[a]:
Net investment income[b]	0.07	0.11	0.16	0.21	0.21	0.23
Net realized and unrealized gains
(losses)	(0.02)	(0.28)	0.03	0.15	0.14	0.27
Total from investment operations	0.05	(0.17)	0.19	0.36	0.35	0.50
Less distributions from net investment
income	(0.10)	(0.20)	(0.21)	(0.25)	(0.24)	(0.26)
Net asset value, end of period	$6.44	$6.49	$6.86	$6.88	$6.77	$6.66

Total return[c]	0.80%	(2.45)%	2.85%	5.44%	5.28%	8.01%

Ratios to average net assets[d]
Expenses	1.26%[e,f]	1.23%	1.23%	1.23%	1.24%	1.24%[f]
Net investment income	2.19%	1.67%	2.36%	3.04%	3.19%	3.60%

Supplemental data
Net assets, end of period (000 s)	$1,322,559	$1,640,787	$2,981,724	$2,294,707	$2,484,847	$1,464,614
Portfolio turnover rate	38.24%	46.16%	40.15%	20.23%	47.41%	34.74%
Portfolio turnover rate excluding
mortgage dollar rolls[g]	17.20%	40.83%	40.15%	20.23%	47.41%	34.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.
gSee Note 1(i) regarding mortgage dollar rolls.

96 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

Franklin U.S. Government Securities Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class R	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.53	$6.90	$6.91	$6.81	$6.69	$6.45
Income from investment operations[a]:
Net investment income[b]	0.08	0.12	0.17	0.22	0.23	0.25
Net realized and unrealized gains (losses)	(0.02)	(0.27)	0.04	0.14	0.13	0.26
Total from investment operations	0.06	(0.15)	0.21	0.36	0.36	0.51
Less distributions from net investment income	(0.11)	(0.22)	(0.22)	(0.26)	(0.24)	(0.27)
Net asset value, end of period	$6.48	$6.53	$6.90	$6.91	$6.81	$6.69

Total return[c]	0.87%	(2.27)%	3.13%	5.41%	5.55%	8.12%

Ratios to average net assets[d]
Expenses	1.11%[e,f]	1.08%	1.08%	1.08%	1.09%	1.09%[f]
Net investment income	2.34%	1.82%	2.51%	3.19%	3.34%	3.75%

Supplemental data
Net assets, end of period (000 s)	$78,196	$94,110	$141,140	$131,692	$140,147	$138,548
Portfolio turnover rate	38.24%	46.16%	40.15%	20.23%	47.41%	34.74%
Portfolio turnover rate excluding mortgage dollar
rolls[g]	17.20%	40.83%	40.15%	20.23%	47.41%	34.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.
gSee Note 1(i) regarding mortgage dollar rolls.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 97

Franklin Custodian Funds

Financial Highlights (continued)

Franklin U.S. Government Securities Fund
	Six Months Ended	Period Ended
	March 31, 2014	September 30,
Class R6	(unaudited)	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.55	$6.76
Income from investment operations[b]:
Net investment income[c]	0.10	0.07
Net realized and unrealized gains (losses)	(0.02)	(0.17)
Total from investment operations	0.08	(0.10)
Less distributions from net investment income	(0.13)	(0.11)
Net asset value, end of period	$6.50	$6.55

Total return[d]	1.19%	(1.53)%

Ratios to average net assets[e]
Expenses	0.47%[f,g]	0.46%
Net investment income	2.98%	2.44%

Supplemental data
Net assets, end of period (000 s)	$503,210	$480,590
Portfolio turnover rate	38.24%	46.16%
Portfolio turnover rate excluding mortgage dollar rolls[h]	17.20%	40.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliate rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.
hSee 1(i) regarding mortgage dollar rolls.

98 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

Franklin U.S. Government Securities Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout
the period)
Net asset value, beginning of period	$6.55	$6.93	$6.94	$6.83	$6.71	$6.47
Income from investment operations[a]:
Net investment income[b]	0.09	0.16	0.21	0.25	0.26	0.28
Net realized and unrealized gains
(losses)	(0.02)	(0.29)	0.04	0.15	0.14	0.27
Total from investment operations	0.07	(0.13)	0.25	0.40	0.40	0.55
Less distributions from net investment
income	(0.12)	(0.25)	(0.26)	(0.29)	(0.28)	(0.31)
Net asset value, end of period	$6.50	$6.55	$6.93	$6.94	$6.83	$6.71

Total return[c]	1.12%	(1.86)%	3.63%	6.08%	6.06%	8.63%

Ratios to average net assets[d]
Expenses	0.61%[e,f]	0.58%	0.58%	0.58%	0.59%	0.59%[f]
Net investment income	2.84%	2.32%	3.01%	3.69%	3.84%	4.25%

Supplemental data
Net assets, end of period (000 s)	$703,546	$949,085	$1,586,928	$1,478,504	$1,193,213	$863,951
Portfolio turnover rate	38.24%	46.16%	40.15%	20.23%	47.41%	34.74%
Portfolio turnover rate excluding
mortgage dollar rolls[g]	17.20%	40.83%	40.15%	20.23%	47.41%	34.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.
gSee Note 1(i) regarding mortgage dollar rolls.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 99

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited)

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities 102.6%
[a]Government National Mortgage Association (GNMA) Adjustable Rate 4.3%
GNMA, 1.625%, 3/20/17 - 3/20/34	$68,023,883	$70,787,863
GNMA, 1.625%, 3/20/34 - 5/20/35	68,199,399	70,987,346
GNMA, 1.625%, 5/20/35 - 7/20/39	52,724,955	54,888,426
GNMA, 1.625% - 2.00%, 12/20/16 - 11/20/40	58,004,443	60,130,781
GNMA, 2.00% - 4.50%, 1/20/16 - 2/20/42	44,387,482	46,174,871
		302,969,287
Government National Mortgage Association (GNMA) Fixed Rate 98.3%
GNMA GP 30 Year, 8.25%, 3/15/17 - 5/15/17	40,102	40,634
GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16	75,013	76,272
GNMA GP 30 Year, 11.25%, 10/15/15 - 12/15/15	18,889	19,036
GNMA I SF 15 Year, 6.50%, 5/15/18	129,497	134,373
GNMA I SF 30 Year, 3.50%, 4/15/43 - 5/15/43	50,406,264	51,544,264
GNMA I SF 30 Year, 4.00%, 3/15/39 - 11/15/40	64,389,763	67,837,354
GNMA I SF 30 Year, 4.00%, 11/15/40 - 12/15/40	63,313,716	66,704,682
GNMA I SF 30 Year, 4.00%, 12/15/40 - 8/15/41	58,545,097	61,668,094
GNMA I SF 30 Year, 4.00%, 8/15/41 - 10/15/41	65,795,133	69,382,350
GNMA I SF 30 Year, 4.00%, 10/15/41 - 3/15/44	39,139,797	41,230,362
GNMA I SF 30 Year, 4.50%, 2/15/39 - 6/15/39	61,690,319	67,228,356
GNMA I SF 30 Year, 4.50%, 6/15/39 - 10/15/39	64,615,390	69,906,614
GNMA I SF 30 Year, 4.50%, 10/15/39 - 1/15/40	57,162,886	61,950,969
GNMA I SF 30 Year, 4.50%, 1/15/40 - 4/15/40	60,711,554	65,812,246
GNMA I SF 30 Year, 4.50%, 4/15/40 - 6/15/40	59,757,935	64,714,140
GNMA I SF 30 Year, 4.50%, 6/15/40	43,163,135	46,913,567
GNMA I SF 30 Year, 4.50%, 6/15/40 - 7/15/40	51,302,376	55,666,613
GNMA I SF 30 Year, 4.50%, 7/15/40	37,546,005	40,848,006
GNMA I SF 30 Year, 4.50%, 7/15/40	38,526,291	41,719,182
GNMA I SF 30 Year, 4.50%, 7/15/40 - 8/15/40	54,923,879	59,462,873
GNMA I SF 30 Year, 4.50%, 8/15/40 - 4/15/41	64,505,508	69,748,286
GNMA I SF 30 Year, 4.50%, 4/15/41 - 6/15/41	40,814,646	44,238,650
GNMA I SF 30 Year, 5.00%, 2/15/33 - 9/15/33	64,158,094	70,841,633
GNMA I SF 30 Year, 5.00%, 9/15/33 - 11/15/33	61,731,425	68,193,269
GNMA I SF 30 Year, 5.00%, 11/15/33 - 3/15/35	61,593,045	67,968,089
GNMA I SF 30 Year, 5.00%, 3/15/35 - 6/15/39	51,520,276	56,626,754
GNMA I SF 30 Year, 5.00%, 6/15/39 - 8/15/39	52,063,599	57,076,980
GNMA I SF 30 Year, 5.00%, 8/15/39 - 9/15/39	63,579,658	69,781,025
GNMA I SF 30 Year, 5.00%, 9/15/39 - 10/15/39	56,709,761	62,255,974
GNMA I SF 30 Year, 5.00%, 10/15/39	40,586,502	44,632,374
GNMA I SF 30 Year, 5.00%, 10/15/39 - 11/15/39	62,269,596	68,490,604
GNMA I SF 30 Year, 5.00%, 10/15/39 - 11/15/39	54,343,125	59,699,641
GNMA I SF 30 Year, 5.00%, 11/15/39 - 12/15/39	62,200,355	68,428,700
GNMA I SF 30 Year, 5.00%, 12/15/39 - 2/15/40	46,488,243	51,097,108
GNMA I SF 30 Year, 5.00%, 2/15/40 - 3/15/40	63,363,420	69,678,040
GNMA I SF 30 Year, 5.00%, 3/15/40 - 4/15/40	59,921,941	65,905,432
GNMA I SF 30 Year, 5.00%, 4/15/40 - 5/15/40	63,080,058	69,357,308
GNMA I SF 30 Year, 5.00%, 6/15/40	45,600,222	50,117,947
GNMA I SF 30 Year, 5.00%, 6/15/40	22,355,025	24,587,508
GNMA I SF 30 Year, 5.00%, 9/15/40	57,565,252	64,168,212

100 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 5.50%, 5/15/28 - 3/15/33	$62,795,468	$70,066,723
GNMA I SF 30 Year, 5.50%, 3/15/33 - 6/15/33	63,572,840	70,978,623
GNMA I SF 30 Year, 5.50%, 6/15/33 - 3/15/34	63,495,540	70,954,367
GNMA I SF 30 Year, 5.50%, 3/15/34 - 12/15/36	53,886,702	60,176,398
GNMA I SF 30 Year, 5.50%, 12/15/36 - 9/15/38	56,930,890	63,392,896
GNMA I SF 30 Year, 5.50%, 12/15/38 - 2/15/39	58,925,183	65,373,982
GNMA I SF 30 Year, 5.50%, 7/15/39 - 2/15/40	46,090,213	51,301,386
GNMA I SF 30 Year, 6.00%, 10/15/23 - 7/15/32	62,023,559	70,586,572
GNMA I SF 30 Year, 6.00%, 7/15/32 - 11/15/34	62,291,078	71,079,707
GNMA I SF 30 Year, 6.00%, 11/15/34 - 9/15/36	59,711,042	68,580,174
GNMA I SF 30 Year, 6.00%, 9/15/36 - 10/15/37	59,793,128	67,822,381
GNMA I SF 30 Year, 6.00%, 10/15/37 - 11/15/38	55,286,397	62,162,001
GNMA I SF 30 Year, 6.00%, 11/15/38 - 2/15/39	41,590,046	46,670,201
GNMA I SF 30 Year, 6.00%, 12/15/39	25,816,330	28,940,406
GNMA I SF 30 Year, 6.50%, 5/15/23 - 10/15/31	62,843,939	71,065,932
GNMA I SF 30 Year, 6.50%, 10/15/31 - 8/15/37	39,923,287	45,435,549
GNMA I SF 30 Year, 6.75%, 3/15/26	13,704	15,462
GNMA I SF 30 Year, 7.00%, 4/15/16 - 4/15/32	61,240,036	68,216,985
GNMA I SF 30 Year, 7.00%, 4/15/32 - 9/15/32	8,242,994	9,642,990
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	299,265	327,157
GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/33	22,164,480	24,535,487
GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22	140,457	141,838
GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30	11,618,739	12,416,093
GNMA I SF 30 Year, 8.50%, 6/15/16 - 5/15/25	2,429,924	2,608,966
GNMA I SF 30 Year, 9.00%, 11/15/15 - 7/15/23	2,967,336	3,138,703
GNMA I SF 30 Year, 9.50%, 5/15/16 - 8/15/22	2,148,112	2,227,941
GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25	2,303,094	2,405,350
GNMA I SF 30 Year, 10.50%, 9/15/15 - 10/15/21	1,416,623	1,472,031
GNMA I SF 30 Year, 11.00%, 6/15/14 - 5/15/21	477,096	489,661
GNMA I SF 30 Year, 11.50%, 6/15/14 - 2/15/16	44,814	45,107
GNMA I SF 30 Year, 12.00%, 4/15/14 - 12/15/15	214,234	216,170
GNMA I SF 30 Year, 12.50%, 5/15/14 - 10/15/15	93,887	94,650
GNMA I SF 30 Year, 13.00%, 7/15/14 - 9/15/15	84,458	85,090
GNMA II GP 30 Year, 13.00%, 3/20/17 - 7/20/17	17,102	17,335
[b]GNMA II SF 30 Year, 3.50%, 10/20/40 - 4/20/42	67,782,574	69,195,863
GNMA II SF 30 Year, 3.50%, 5/20/42 - 6/20/42	26,599,697	27,196,953
GNMA II SF 30 Year, 3.50%, 7/20/42	127,600,053	130,458,221
GNMA II SF 30 Year, 3.50%, 8/20/42	40,318,018	41,223,918
GNMA II SF 30 Year, 3.50%, 9/20/42	272,674,286	278,782,981
GNMA II SF 30 Year, 3.50%, 10/20/42	57,063,720	58,341,883
GNMA II SF 30 Year, 3.50%, 11/20/42 - 2/20/43	65,473,448	66,944,822
GNMA II SF 30 Year, 3.50%, 2/20/43 - 3/20/43	19,756,202	20,201,058
GNMA II SF 30 Year, 3.50%, 4/20/43 - 5/20/43	62,616,337	64,019,842
GNMA II SF 30 Year, 3.50%, 5/20/43	77,821,683	79,554,887
GNMA II SF 30 Year, 3.50%, 6/20/43	89,005,666	90,988,605
GNMA II SF 30 Year, 3.50%, 8/20/43	65,464,131	66,930,161
GNMA II SF 30 Year, 3.50%, 1/20/44 - 3/20/44	42,673,881	43,648,162
GNMA II SF 30 Year, 4.00%, 5/20/40 - 10/20/40	30,987,736	32,632,827
GNMA II SF 30 Year, 4.00%, 11/20/40	92,006,461	96,889,827
GNMA II SF 30 Year, 4.00%, 12/20/40	53,723,471	56,573,990

	Semiannual Report | 101

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 4.00%, 1/20/41 - 6/20/41	$58,731,921	$61,851,467
GNMA II SF 30 Year, 4.00%, 7/20/41	81,357,561	85,671,875
GNMA II SF 30 Year, 4.00%, 9/20/41	92,332,476	97,233,548
GNMA II SF 30 Year, 4.00%, 10/20/41	110,518,352	116,378,908
GNMA II SF 30 Year, 4.00%, 11/20/41	98,278,928	103,450,960
[b]GNMA II SF 30 Year, 4.00%, 4/01/42	216,241,000	227,289,553
GNMA II SF 30 Year, 4.00%, 7/20/42	23,209,201	24,440,453
GNMA II SF 30 Year, 4.50%, 5/20/33 - 11/20/39	49,983,752	54,138,553
GNMA II SF 30 Year, 4.50%, 12/20/39	69,386,334	75,050,069
GNMA II SF 30 Year, 4.50%, 1/20/40 - 6/20/40	49,494,823	53,501,249
GNMA II SF 30 Year, 4.50%, 5/20/41	90,496,930	97,744,593
GNMA II SF 30 Year, 4.50%, 7/20/40 - 6/20/41	54,679,001	59,079,286
GNMA II SF 30 Year, 4.50%, 6/20/41	110,065,082	118,713,641
GNMA II SF 30 Year, 4.50%, 7/20/41	116,737,362	125,882,670
GNMA II SF 30 Year, 4.50%, 9/20/41	151,831,030	163,748,351
GNMA II SF 30 Year, 4.50%, 10/20/41	114,841,677	124,138,073
GNMA II SF 30 Year, 4.50%, 8/20/41 - 8/20/42	20,367,438	22,017,035
GNMA II SF 30 Year, 4.50%, 2/20/44	75,264,295	81,319,841
GNMA II SF 30 Year, 5.00%, 7/20/33 - 9/20/33	59,674,520	65,904,368
GNMA II SF 30 Year, 5.00%, 10/20/33 - 12/20/35	63,998,512	70,561,027
GNMA II SF 30 Year, 5.00%, 1/20/36 - 12/20/39	62,793,480	68,683,427
GNMA II SF 30 Year, 5.00%, 4/20/40 - 5/20/40	41,904,192	45,919,861
GNMA II SF 30 Year, 5.00%, 6/20/40 - 9/20/41	52,698,759	57,750,192
GNMA II SF 30 Year, 5.50%, 6/20/34 - 11/20/34	56,046,487	62,935,849
GNMA II SF 30 Year, 5.50%, 12/20/34 - 1/20/35	55,735,485	62,255,427
GNMA II SF 30 Year, 5.50%, 2/20/35 - 2/20/36	58,660,371	65,397,070
GNMA II SF 30 Year, 5.50%, 4/20/36 - 4/20/40	54,192,229	60,087,466
GNMA II SF 30 Year, 6.00%, 10/20/23 - 3/20/35	61,742,248	70,553,139
GNMA II SF 30 Year, 6.00%, 4/20/35 - 12/20/37	57,448,337	64,660,829
GNMA II SF 30 Year, 6.00%, 1/20/38 - 7/20/39	46,462,087	52,535,942
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	56,082,065	63,969,058
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	10,304,868	12,135,139
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	2,515,082	2,906,611
GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30	1,240,597	1,419,595
GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25	505,883	541,348
GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/21	134,197	147,897
GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25	123,171	135,247
GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21	191,790	215,236
GNMA II SF 30 Year, 10.50%, 8/20/14 - 1/20/21	374,327	395,617
GNMA II SF 30 Year, 11.00%, 10/20/15 - 1/20/21	75,277	76,985
GNMA II SF 30 Year, 11.50%, 10/20/24 - 1/20/28	9,815	10,172
GNMA II SF 30 Year, 12.00%, 6/20/14 - 2/20/16	20,215	20,488
GNMA II SF 30 Year, 12.50%, 2/20/15 - 11/20/15	4,921	4,974
GNMA II SF 30 Year, 13.00%, 9/20/14 - 3/20/15	869	875
		6,992,895,799
Total Mortgage-Backed Securities (Cost $7,079,036,999)		7,295,865,086

102 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin U.S. Government Securities Fund	Shares	Value
Short Term Investments (Cost $104,422,875) 1.5%
Money Market Funds 1.5%
[c,d]Institutional Fiduciary Trust Money Market Portfolio	104,422,875	$104,422,875
Total Investments (Cost $7,183,459,874) 104.1%		7,400,287,961
Other Assets, less Liabilities (4.1)%		(287,863,463)
Net Assets 100.0%		$7,112,424,498

See Abbreviations on page 145.

[a]The coupon rate shown represents the rate at period end.
[b]Security purchased on a to-be-announced basis.
[c]Non-income producing.
[d]See Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

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Franklin Custodian Funds

Financial Highlights

Franklin Utilities Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout
the period)
Net asset value, beginning of period	$14.62	$14.04	$12.42	$11.44	$10.74	$11.92
Income from investment operations[a]:
Net investment income[b]	0.24	0.49	0.48	0.44	0.43	0.43
Net realized and unrealized gains
(losses)	1.55	0.60	1.60	0.97	0.88	(1.11)
Total from investment operations	1.79	1.09	2.08	1.41	1.31	(0.68)
Less distributions from:
Net investment income	(0.26)	(0.51)	(0.46)	(0.43)	(0.45)	(0.42)
Net realized gains	(0.04)				(0.16)	(0.08)
Total distributions	(0.30)	(0.51)	(0.46)	(0.43)	(0.61)	(0.50)
Net asset value, end of period	$16.11	$14.62	$14.04	$12.42	$11.44	$10.74

Total return[c]	12.37%	7.92%	16.99%	12.50%	12.69%	(5.20)%

Ratios to average net assets[d]
Expenses	0.75%[e]	0.75%[f]	0.76%	0.76%	0.78%	0.80%[f]
Net investment income	3.12%	3.34%	3.61%	3.67%	3.91%	4.29%

Supplemental data
Net assets, end of period (000 s)	$3,558,610	$3,275,129	$3,076,131	$2,220,083	$1,823,972	$1,543,060
Portfolio turnover rate	4.72%	4.57%	1.27%	5.21%	5.27%	15.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

104 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

Franklin Utilities Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.56	$13.98	$12.37	$11.40	$10.71	$11.88
Income from investment operations[a]:
Net investment income[b]	0.20	0.41	0.42	0.38	0.37	0.38
Net realized and unrealized gains (losses)	1.54	0.61	1.58	0.96	0.88	(1.10)
Total from investment operations	1.74	1.02	2.00	1.34	1.25	(0.72)
Less distributions from:
Net investment income	(0.22)	(0.44)	(0.39)	(0.37)	(0.40)	(0.37)
Net realized gains	(0.04)				(0.16)	(0.08)
Total distributions	(0.26)	(0.44)	(0.39)	(0.37)	(0.56)	(0.45)
Net asset value, end of period	$16.04	$14.56	$13.98	$12.37	$11.40	$10.71

Total return[c]	12.08%	7.40%	16.32%	12.00%	12.08%	(5.64)%

Ratios to average net assets[d]
Expenses	1.25%[e]	1.25%[f]	1.26%	1.26%	1.28%	1.30%[f]
Net investment income	2.62%	2.84%	3.11%	3.17%	3.41%	3.79%

Supplemental data
Net assets, end of period (000 s)	$927,715	$845,173	$774,711	$528,391	$405,024	$300,544
Portfolio turnover rate	4.72%	4.57%	1.27%	5.21%	5.27%	15.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 105

Franklin Custodian Funds

Financial Highlights (continued)

Franklin Utilities Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Class R	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.58	$14.00	$12.39	$11.41	$10.71	$11.89
Income from investment operations[a]:
Net investment income[b]	0.21	0.44	0.44	0.40	0.39	0.40
Net realized and unrealized gains (losses)	1.54	0.60	1.58	0.97	0.88	(1.11)
Total from investment operations	1.75	1.04	2.02	1.37	1.27	(0.71)
Less distributions from:
Net investment income	(0.23)	(0.46)	(0.41)	(0.39)	(0.41)	(0.39)
Net realized gains	(0.04)				(0.16)	(0.08)
Total distributions	(0.27)	(0.46)	(0.41)	(0.39)	(0.57)	(0.47)
Net asset value, end of period	$16.06	$14.58	$14.00	$12.39	$11.41	$10.71

Total return[c]	12.14%	7.56%	16.55%	12.14%	12.33%	(5.57)%

Ratios to average net assets[d]
Expenses	1.10%[e]	1.10%[f]	1.11%	1.11%	1.13%	1.15%[f]
Net investment income	2.77%	2.99%	3.26%	3.32%	3.56%	3.94%

Supplemental data
Net assets, end of period (000 s)	$93,322	$86,216	$80,478	$51,732	$42,285	$37,795
Portfolio turnover rate	4.72%	4.57%	1.27%	5.21%	5.27%	15.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

106 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

Franklin Utilities Fund
	Six Months Ended	Period Ended
	March 31, 2014	September 30,
Class R6	(unaudited)	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.71	$15.88
Income from investment operations[b]:
Net investment income[c]	0.26	0.25
Net realized and unrealized gains (losses)	1.56	(1.17)
Total from investment operations	1.82	(0.92)
Less distributions from:
Net investment income	(0.28)	(0.25)
Net realized gains	(0.04)
Total distributions	(0.32)	(0.25)
Net asset value, end of period	$16.21	$14.71

Total return[d]	12.52%	(5.79)%

Ratios to average net assets[e]
Expenses	0.48%[f]	0.48%[g]
Net investment income	3.39%	3.61%

Supplemental data
Net assets, end of period (000 s)	$244,154	$218,746
Portfolio turnover rate	4.72%	4.57%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliate rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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Franklin Custodian Funds

Financial Highlights (continued)

Franklin Utilities Fund
	Six Months Ended
	March 31, 2014		Year Ended September 30,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.71	$14.12	$12.49	$11.50	$10.79	$11.98
Income from investment operations[a]:
Net investment income[b]	0.25	0.50	0.51	0.46	0.45	0.45
Net realized and unrealized gains (losses)	1.56	0.62	1.60	0.97	0.89	(1.12)
Total from investment operations	1.81	1.12	2.11	1.43	1.34	(0.67)
Less distributions from:
Net investment income	(0.27)	(0.53)	(0.48)	(0.44)	(0.47)	(0.44)
Net realized gains	(0.04)				(0.16)	(0.08)
Total distributions	(0.31)	(0.53)	(0.48)	(0.44)	(0.63)	(0.52)
Net asset value, end of period	$16.21	$14.71	$14.12	$12.49	$11.50	$10.79

Total return[c]	12.45%	8.11%	17.15%	12.68%	12.89%	(5.12)%

Ratios to average net assets[d]
Expenses	0.60%[e]	0.60%[f]	0.61%	0.61%	0.63%	0.65%[f]
Net investment income	3.27%	3.49%	3.76%	3.82%	4.06%	4.44%

Supplemental data
Net assets, end of period (000 s)	$479,430	$343,082	$574,803	$347,983	$222,788	$124,454
Portfolio turnover rate	4.72%	4.57%	1.27%	5.21%	5.27%	15.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

108 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited)

Franklin Utilities Fund	Country	Shares	Value
Common Stocks 97.2%
Diversified Telecommunication Services 2.1%
AT&T Inc.	United States	2,000,000	$70,140,000
Verizon Communications Inc.	United States	900,000	42,813,000
			112,953,000
Electric Utilities 49.8%
ALLETE Inc.	United States	1,000,000	52,420,000
American Electric Power Co. Inc.	United States	4,100,000	207,706,000
Cleco Corp.	United States	700,000	35,406,000
Duke Energy Corp.	United States	3,550,000	252,831,000
Edison International	United States	4,400,000	249,084,000
Entergy Corp.	United States	1,500,000	100,275,000
Exelon Corp.	United States	4,900,000	164,444,000
FirstEnergy Corp.	United States	2,500,000	85,075,000
Great Plains Energy Inc.	United States	4,200,000	113,568,000
Hawaiian Electric Industries Inc.	United States	1,200,000	30,504,000
IDACORP Inc.	United States	400,000	22,188,000
NextEra Energy Inc.	United States	2,700,000	258,174,000
Northeast Utilities	United States	1,700,000	77,350,000
OGE Energy Corp.	United States	1,400,000	51,464,000
Pepco Holdings Inc.	United States	4,000,000	81,920,000
Pinnacle West Capital Corp.	United States	1,800,000	98,388,000
PNM Resources Inc.	United States	3,300,000	89,199,000
Portland General Electric Co.	United States	2,000,000	64,680,000
PPL Corp.	United States	4,000,000	132,560,000
The Southern Co.	United States	4,300,000	188,942,000
SSE PLC	United Kingdom	1,200,000	29,398,521
UIL Holdings Corp.	United States	1,360,000	50,061,600
Westar Energy Inc.	United States	2,200,000	77,352,000
Xcel Energy Inc.	United States	4,300,000	130,548,000
			2,643,538,121
Gas Utilities 1.2%
Northwest Natural Gas Co.	United States	76,949	3,386,526
[a]ONE Gas Inc.	United States	500,000	17,965,000
Questar Corp.	United States	1,705,300	40,552,034
			61,903,560
Multi-Utilities 32.3%
Alliant Energy Corp.	United States	1,500,000	85,215,000
Ameren Corp.	United States	200,000	8,240,000
CenterPoint Energy Inc.	United States	4,400,000	104,236,000
CMS Energy Corp.	United States	4,000,000	117,120,000
Consolidated Edison Inc.	United States	1,000,000	53,650,000
Dominion Resources Inc.	United States	3,500,000	248,465,000
DTE Energy Co.	United States	1,300,000	96,577,000
MDU Resources Group Inc.	United States	3,000,000	102,930,000
National Grid PLC	United Kingdom	11,000,000	150,789,537
NiSource Inc.	United States	1,400,000	49,742,000

Semiannual Report | 109

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Utilities Fund	Country	Shares	Value
Common Stocks (continued)
Multi-Utilities (continued)
PG&E Corp.	United States	4,300,000	$185,760,000
Public Service Enterprise Group Inc.	United States	3,300,000	125,862,000
Sempra Energy	United States	2,400,000	232,224,000
TECO Energy Inc.	United States	1,700,000	29,155,000
Vectren Corp.	United States	925,100	36,439,689
Wisconsin Energy Corp.	United States	1,800,000	83,790,000
			1,710,195,226
Oil, Gas & Consumable Fuels 8.4%
Enbridge Inc.	Canada	400,000	18,168,989
Kinder Morgan Inc.	United States	3,500,000	113,715,000
Plains GP Holdings LP, A	United States	1,500,000	41,970,000
Spectra Energy Corp.	United States	1,800,000	66,492,000
TransCanada Corp.	Canada	1,800,000	81,825,583
The Williams Cos. Inc.	United States	3,000,000	121,740,000
			443,911,572
Water Utilities 3.4%
American Water Works Co. Inc.	United States	2,000,000	90,800,000
United Utilities Group PLC	United Kingdom	7,000,000	91,930,811
			182,730,811
Total Common Stocks (Cost $3,321,604,591)			5,155,232,290

		Principal Amount
Corporate Bonds 1.4%
Electric Utilities 1.3%
[b]Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., first lien,
144A, 10.00%, 12/01/20	United States	$24,225,000	25,648,219
MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28	United States	25,000,000	34,837,850
Northeast Generation Co., senior secured note, B-1, 8.812%,
10/15/26	United States	6,357,422	6,769,948
			67,256,017
Multi-Utilities 0.1%
Aquila Inc., senior note, 8.27%, 11/15/21	United States	6,100,000	7,636,877
Total Corporate Bonds (Cost $63,764,427)			74,892,894
Total Investments before Short Term Investments
(Cost $3,385,369,018)			5,230,125,184

		Shares
Short Term Investments (Cost $66,217,489) 1.3%
Money Market Funds 1.3%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	66,217,489	66,217,489
Total Investments (Cost $3,451,586,507) 99.9%			5,296,342,673
Other Assets, less Liabilities 0.1%			6,888,317
Net Assets 100.0%			$5,303,230,990

110 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2014 (unaudited) (continued)

Franklin Utilities Fund

See Abbreviations on page 145.

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund s Board of Trustees. At March 31, 2014, the value of this security was $25,648,219, representing 0.48% of net assets.
cSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

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Franklin Custodian Funds

Financial Statements

Statements of Assets and Liabilities
March 31, 2014 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,193,412,034	$3,874,764,600	$76,993,909,852
Cost - Non-controlled affiliated issuers (Note 10)			3,220,374,168
Cost - Sweep Money Fund (Note 3f)	57,914,104	485,193,678	206,275,306
Cost - Repurchase agreements	--	197,401,393	--
Total cost of investments	$1,251,326,138	$4,557,359,671	$80,420,559,326
Value - Unaffiliated issuers	$2,087,060,080	$8,821,662,644	$87,921,658,763
Value - Non-controlled affiliated issuers (Note 10)			1,936,804,867
Value - Sweep Money Fund (Note 3f)	57,914,104	485,193,678	206,275,306
Value - Repurchase agreements	--	197,401,393	--
Total value of investments[a]	2,144,974,184	9,504,257,715	90,064,738,936
Cash	275	299,793,342	8,836,499
Receivables:
Investment securities sold	7,987,743		60,766,826
Capital shares sold	9,467,866	11,999,019	185,368,147
Dividends and interest	414,538	7,872,467	789,046,410
Unrealized appreciation on unfunded loan commitments (Note 8)	--	--	2,617,742
Other assets	1,348	6,116	55,903
Total assets	2,162,845,954	9,823,928,659	91,111,430,463
Liabilities:
Payables:
Investment securities purchased	1,513,200	1,495,258	459,288,662
Capital shares redeemed	4,037,800	18,234,830	124,286,925
Management fees	823,734	3,642,094	27,669,856
Distribution fees	952,676	3,954,018	40,995,261
Transfer agent fees	386,907	1,983,399	7,847,073
Options written, at value (premiums received $ , $ and
$1,274,176)	--	--	1,155,000
Payable upon return of securities loaned	--	--	47,130,120
Accrued expenses and other liabilities	110,652	396,506	2,491,214
Total liabilities	7,824,969	29,706,105	710,864,111
Net assets, at value	$2,155,020,985	$9,794,222,554	$90,400,566,352
Net assets consist of:
Paid-in capital	$1,255,093,442	$4,917,133,262	$85,407,949,679
Undistributed net investment income (loss)	(8,662,825)	4,475,533
Distributions in excess of net investment income	--	--	(369,349,992)
Net unrealized appreciation (depreciation)	893,647,831	4,946,898,044	9,648,822,236
Accumulated net realized gain (loss)	14,942,537	(74,284,285)	(4,286,855,571)
Net assets, at value	$2,155,020,985	$9,794,222,554	$90,400,566,352

[a]Includes securities loaned	$--	$--	$45,068,460

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Franklin Custodian Funds

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
March 31, 2014 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Class A:
Net assets, at value	$1,410,119,091	$6,267,655,243	$53,263,857,842
Shares outstanding	32,048,851	93,990,604	21,375,376,576
Net asset value per share[a]	$44.00	$66.68	$2.49
Maximum offering price per share (net asset value per share ÷ 94.25%,
94.25% and 95.75%, respectively)	$46.68	$70.75	$2.60
Class C:
Net assets, at value	$207,018,884	$622,308,691	$27,352,834,747
Shares outstanding	5,329,255	9,970,508	10,865,442,476
Net asset value and maximum offering price per share[a]	$38.85	$62.41	$2.52
Class R:
Net assets, at value	$43,844,781	$567,140,177	$499,690,003
Shares outstanding	1,011,440	8,549,467	203,639,352
Net asset value and maximum offering price per share	$43.35	$66.34	$2.45
Class R6:
Net assets, at value	$338,945,045	$1,031,319,707	$2,119,867,060
Shares outstanding	7,572,734	15,445,069	856,735,896
Net asset value and maximum offering price per share	$44.76	$66.77	$2.47
Advisor Class:
Net assets, at value	$155,093,184	$1,305,798,736	$7,164,316,700
Shares outstanding	3,470,554	19,539,224	2,896,138,997
Net asset value and maximum offering price per share	$44.69	$66.83	$2.47

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 113

Franklin Custodian Funds

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
March 31, 2014 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$7,079,036,999	$3,385,369,018
Cost - Sweep Money Fund (Note 3f)	104,422,875	66,217,489
Total cost of investments	$7,183,459,874	$3,451,586,507
Value - Unaffiliated issuers	$7,295,865,086	$5,230,125,184
Value - Sweep Money Fund (Note 3f)	104,422,875	66,217,489
Total value of investments	7,400,287,961	5,296,342,673
Cash	3,761	56
Restricted cash (Note 1f)	60,000	--
Receivables:
Capital shares sold	5,088,860	8,532,777
Dividends and interest	24,569,346	13,698,469
Due from brokers	670,000
Other assets	5,602	3,245
Total assets	7,430,685,530	5,318,577,220
Liabilities:
Payables:
Investment securities purchased	295,489,242	2,269,543
Capital shares redeemed	12,769,071	8,056,389
Management fees	2,677,535	2,005,626
Distribution fees	2,574,846	1,849,259
Transfer agent fees	1,302,053	776,072
Distributions to shareholders	2,951,155	--
Due to brokers	60,000	--
Accrued expenses and other liabilities	437,130	389,341
Total liabilities	318,261,032	15,346,230
Net assets, at value	$7,112,424,498	$5,303,230,990
Net assets consist of:
Paid-in capital	$7,289,851,509	$3,362,123,880
Distributions in excess of net investment income	(34,237,087)	(732,086)
Net unrealized appreciation (depreciation)	216,828,087	1,844,786,535
Accumulated net realized gain (loss)	(360,018,011)	97,052,661
Net assets, at value	$7,112,424,498	$5,303,230,990

114 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
March 31, 2014 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Class A:
Net assets, at value	$4,504,913,756	$3,558,609,600
Shares outstanding	694,879,370	220,875,629
Net asset value per share[a]	$6.48	$16.11
Maximum offering price per share (net asset value per share ÷ 95.75)	$6.77	$16.83
Class C:
Net assets, at value	$1,322,558,566	$927,715,214
Shares outstanding	205,292,296	57,824,324
Net asset value and maximum offering price per share[a]	$6.44	$16.04
Class R:
Net assets, at value	$78,196,304	$93,321,648
Shares outstanding	12,070,049	5,810,774
Net asset value and maximum offering price per share	$6.48	$16.06
Class R6:
Net assets, at value	$503,210,308	$244,154,320
Shares outstanding	77,396,368	15,062,153
Net asset value and maximum offering price per share	$6.50	$16.21
Advisor Class:
Net assets, at value	$703,545,564	$479,430,208
Shares outstanding	108,205,344	29,575,244
Net asset value and maximum offering price per share	$6.50	$16.21

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 115

Franklin Custodian Funds

Financial Statements (continued)

Statements of Operations
for the six months ended March 31, 2014 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Investment income:
Dividends:
Unaffiliated issuers	$4,170,704	$60,067,982	$911,522,706
Non-controlled affiliated issuers (Note 10)	--	--	9,562,500
Interest:
Unaffiliated issuers	--	116,006	1,225,089,418
Non-controlled affiliated issuers (Note 10)	--	--	14,179,194
Income from securities loaned	--	56,198	1,825,869
Total investment income	4,170,704	60,240,186	2,162,179,687
Expenses:
Management fees (Note 3a)	4,681,426	21,377,029	159,971,438
Distribution fees: (Note 3c)
Class A	1,572,381	7,452,055	38,092,075
Class C	987,132	2,955,558	83,187,964
Class R	109,619	1,430,247	1,168,778
Transfer agent fees: (Note 3e)
Class A	965,881	5,002,265	18,991,879
Class C	151,286	496,161	9,569,857
Class R	33,596	481,156	174,829
Class R6	88	348	510
Advisor Class	106,213	1,035,313	2,427,738
Custodian fees (Note 4)	12,469	41,294	600,974
Reports to shareholders	90,509	390,033	2,749,699
Registration and filing fees	62,915	103,956	1,144,962
Professional fees	26,005	53,012	318,961
Trustees fees and expenses	3,116	15,874	162,124
Other	14,448	58,634	560,266
Total expenses	8,817,084	40,892,935	319,122,054
Expense reductions (Note 4)	(29)	(66)	(4,002)
Expenses waived/paid by affiliates (Note 3f)	(18,244)	(192,672)	(210,954)
Net expenses	8,798,811	40,700,197	318,907,098
Net investment income (loss)	(4,628,107)	19,539,989	1,843,272,589

116 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Statements (continued)

Statements of Operations (continued)
for the six months ended March 31, 2014 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	$51,075,591	$(17,497,955)	$1,782,398,238
Non-controlled affiliated issuers (Note 10)	--	--	(77,189,548)
Written options	--	--	1,716,323
Foreign currency transactions	75,441	(3,306)	(1,937,493)
Net realized gain (loss)	51,151,032	(17,501,261)	1,704,987,520
Net change in unrealized appreciation (depreciation) on:
Investments	103,218,632	1,088,100,649	4,439,641,624
Translation of other assets and liabilities denominated in foreign
currencies	(554)	--	577,417
Net change in unrealized appreciation (depreciation)	103,218,078	1,088,100,649	4,440,219,041
Net realized and unrealized gain (loss)	154,369,110	1,070,599,388	6,145,206,561
Net increase (decrease) in net assets resulting from operations	$149,741,003	$1,090,139,377	$7,988,479,150

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Franklin Custodian Funds

Financial Statements (continued)

Statements of Operations (continued)
for the six months ended March 31, 2014 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Investment income:
Dividends	$--	$93,217,048
Interest	157,210,927	2,600,309
Paydown loss	(26,962,744)	--
Income from securities loaned	--	323
Total investment income	130,248,183	95,817,680
Expenses:
Management fees (Note 3a)	16,875,614	11,433,717
Distribution fees: (Note 3c)
Class A	3,441,625	2,510,075
Class C	4,730,708	2,824,868
Class R	212,504	216,237
Transfer agent fees: (Note 3e)
Class A	3,292,062	1,982,380
Class C	1,013,819	514,856
Class R	59,216	51,228
Class R6	133	153
Advisor Class	551,540	243,683
Custodian fees (Note 4)	31,411	31,881
Reports to shareholders	393,249	245,638
Registration and filing fees	138,241	170,958
Professional fees	56,319	45,441
Trustees fees and expenses	22,411	10,130
Other	157,615	38,606
Total expenses	30,976,467	20,319,851
Expense reductions (Note 4)	(522)
Expenses waived/paid by affiliates (Note 3f)	(27,835)	(22,270)
Net expenses	30,948,110	20,297,581
Net investment income	99,300,073	75,520,099
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(9,179,201)	102,408,045
Foreign currency transactions	--	(8,399)
Net realized gain (loss)	(9,179,201)	102,399,646
Net change in unrealized appreciation (depreciation) on:
Investments	(13,889,170)	403,840,575
Translation of other assets and liabilities denominated in foreign currencies	--	10,572
Net change in unrealized appreciation (depreciation)	(13,889,170)	403,851,147
Net realized and unrealized gain (loss)	(23,068,371)	506,250,793
Net increase (decrease) in net assets resulting from operations	$76,231,702	$581,770,892

118 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund
	Six Months Ended		Six Months Ended
	March 31, 2014	Year Ended	March 31, 2014	Year Ended
	(unaudited)	September 30, 2013	(unaudited)	September 30, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(4,628,107)	$(5,047,830)	$19,539,989	$36,230,429
Net realized gain (loss) from investments and
foreign currency transactions	51,151,032	90,567,698	(17,501,261)	(30,028,806)
Net change in unrealized appreciation
(depreciation) on investments and translation
of other assets and liabilities denominated in
foreign currencies	103,218,078	241,969,090	1,088,100,649	1,308,857,085
Net increase (decrease) in net assets
resulting from operations	149,741,003	327,488,958	1,090,139,377	1,315,058,708
Distributions to shareholders from:
Net investment income:
Class A	--	--	(27,683,055)	(11,734,418)
Class R	--	--	(887,842)	(557,179)
Class R6	--	--	(8,353,795)
Advisor Class	--	--	(8,082,884)	(6,710,810)
Net realized gains:
Class A	(47,796,503)	--	--	--
Class C	(8,696,763)	--	--	--
Class R	(1,742,295)	--	--	--
Class R6	(13,471,107)	--	--	--
Advisor Class	(5,233,437)	--	--	--
Total distributions to shareholders	(76,940,105)	--	(45,007,576)	(19,002,407)
Capital share transactions: (Note 2)
Class A	293,494,028	(33,153,460)	291,910,870	362,579,689
Class B		(1,458,659)		(5,066,975)
Class C	24,521,017	1,112,173	8,936,769	(2,375,722)
Class R	216,835	506,847	(51,703,021)	(1,449,595)
Class R6	5,742,273	271,926,068	55,178,255	794,804,450
Advisor Class	27,448,756	(172,026,848)	88,769,595	(561,844,719)
Total capital share transactions	351,422,909	66,906,121	393,092,468	586,647,128
Net increase (decrease) in net assets	424,223,807	394,395,079	1,438,224,269	1,882,703,429
Net assets:
Beginning of period	1,730,797,178	1,336,402,099	8,355,998,285	6,473,294,856
End of period	$2,155,020,985	$1,730,797,178	$9,794,222,554	$8,355,998,285
Undistributed net investment income (loss)
included in net assets:
End of period	$(8,662,825)	$(4,034,718)	$4,475,533	$29,943,120

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Franklin Custodian Funds

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

			Franklin
	Franklin Income Fund		U.S. Government Securities Fund
	Six Months Ended		Six Months Ended
	March 31, 2014	Year Ended	March 31, 2014	Year Ended
	(unaudited)	September 30, 2013	(unaudited)	September 30, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$1,843,272,589	$3,621,491,585	$99,300,073	$212,843,224
Net realized gain (loss) from
investments, written options and
foreign currency transactions	1,704,987,520	738,643,556	(9,179,201)	3,975,468
Net change in unrealized appreciation
(depreciation) on investments and
translation of other assets and liabilities
denominated in foreign currencies	4,440,219,041	2,916,825,699	(13,889,170)	(451,958,268)
Net increase (decrease) in net
assets resulting from
operations	7,988,479,150	7,276,960,840	76,231,702	(235,139,576)
Distributions to shareholders from:
Net investment income:
Class A	(1,307,886,265)	(2,581,779,889)	(84,977,399)	(217,743,401)
Class B	--	(3,299,297)	--	(57,447)
Class B1	--	(45,851)	--	--
Class C	(584,605,476)	(1,146,093,750)	(22,532,247)	(72,223,410)
Class R	(11,356,249)	(24,003,134)	(1,383,061)	(3,733,005)
Class R6	(54,424,961)	(36,053,887)	(9,639,507)	(8,646,493)
Advisor Class	(172,135,081)	(383,247,978)	(14,599,092)	(50,301,976)
Total distributions to shareholders	(2,130,408,032)	(4,174,523,786)	(133,131,306)	(352,705,732)
Capital share transactions: (Note 2)
Class A	1,465,602,538	5,168,627,116	(598,017,939)	(1,372,889,422)
Class B	--	(231,175,994)	--	(10,085,431)
Class B1	--	(2,709,559)	--	-
Class C	1,571,074,191	2,870,279,161	(307,389,499)	(1,200,126,017)
Class R	21,153,314	2,058,283	(15,252,724)	(40,235,627)
Class R6	60,085,874	1,935,471,675	26,286,193	499,369,403
Advisor Class	815,923,297	(840,701,139)	(239,488,452)	(566,223,853)
Total capital share transactions	3,933,839,214	8,901,849,543	(1,133,862,421)	(2,690,190,947)
Net increase (decrease) in net
assets	9,791,910,332	12,004,286,597	(1,190,762,025)	(3,278,036,255)
Net assets:
Beginning of period	80,608,656,020	68,604,369,423	8,303,186,523	11,581,222,778
End of period	$90,400,566,352	$80,608,656,020	$7,112,424,498	$8,303,186,523
Distributions in excess of net investment
income included in net assets:
End of period	$(369,349,992)	$(82,214,549)	$(34,237,087)	$(405,854)

120 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Utilities Fund
	Six Months Ended
	March 31, 2014	Year Ended
	(unaudited)	September 30, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$75,520,099	$154,477,618
Net realized gain (loss) from investments and foreign currency transactions	102,399,646	27,935,185
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	403,851,147	159,562,892
Net increase (decrease) in net assets resulting from operations	581,770,892	341,975,695
Distributions to shareholders from:
Net investment income:
Class A	(57,200,537)	(112,514,473)
Class B	--	(46,771)
Class C	(12,795,684)	(24,633,189)
Class R	(1,336,802)	(2,651,385)
Class R6	(4,191,495)	(3,625,610)
Advisor Class	(7,417,478)	(17,207,024)
Net realized gains:
Class A	(8,070,905)	--
Class C	(2,099,362)	--
Class R	(208,818)	--
Class R6	(542,905)	--
Advisor Class	(948,180)	--
Total distributions to shareholders	(94,812,166)	(160,678,452)
Capital share transactions: (Note 2)
Class A	(45,167,639)	73,721,098
Class B	--	(7,142,943)
Class C	(2,907,663)	38,952,527
Class R	(1,413,226)	2,935,479
Class R6	2,552,947	235,836,017
Advisor Class	94,860,774	(270,560,838)
Total capital share transactions	47,925,193	73,741,340
Net increase (decrease) in net assets	534,883,919	255,038,583
Net assets:
Beginning of period	4,768,347,071	4,513,308,488
End of period	$5,303,230,990	$4,768,347,071
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$(732,086)	$6,689,811

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Franklin Custodian Funds

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five funds (Funds). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds significant accounting policies.

a. Financial Instrument Valuation

The Funds investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust s Board of Trustees (the Board), the Funds administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where

122 | Semiannual Report

Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Semiannual Report | 123

Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Franklin Growth Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties

124 | Semiannual Report

Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Joint Repurchase Agreement (continued)

(sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the fund at period end, as indicated in the Statement of Investments, had been entered into on March 31, 2014.

d. Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

Certain funds purchase securities on a when-issued, delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

e. Derivative Financial Instruments

The Franklin Income Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Franklin Income Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying

Semiannual Report | 125

Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Derivative Financial Instruments (continued)

investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

f. Restricted Cash

At March 31, 2014, the Franklin U.S. Government Securities Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the fund s custodian and is reflected in the Statements of Assets and Liabilities.

g. Equity-Linked Securities

The Franklin Income Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

h. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

126 | Semiannual Report

Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Mortgage Dollar Rolls

The Franklin U.S. Government Securities Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

j. Senior Floating Rate Interests

The Franklin Income Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

k. Income and Deferred Taxes

It is each fund s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Semiannual Report | 127

Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
l.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

m. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

n. Guarantees and Indemnifications

Under the Trust s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

128 | Semiannual Report

Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds shares were as follows:

	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended March 31, 2014
Shares sold	12,780,381	$575,109,722	14,003,101	$880,884,100
Shares issued in reinvestment of
distributions	1,036,308	44,499,047	384,777	24,402,552
Shares redeemed	(7,234,780)	(326,114,741)	(9,565,037)	(613,375,782)
Net increase (decrease)	6,581,909	$293,494,028	4,822,841	$291,910,870
Year ended September 30, 2013
Shares sold	6,576,949	$238,431,019	22,371,828	$1,210,290,819
Shares issued in reinvestment of
distributions	--	--	214,908	10,708,868
Shares redeemed	(7,538,010)	(271,584,479)	(15,920,869)	(858,419,998)
Net increase (decrease)	(961,061)	$(33,153,460)	6,665,867	$362,579,689
Class B Shares:[a]
Year ended September 30, 2013
Shares sold	412	$12,633	1,048	$50,973
Shares redeemed	(48,454)	(1,471,292)	(105,705)	(5,117,948)
Net increase (decrease)	(48,042)	$(1,458,659)	(104,657)	$(5,066,975)
Class C Shares:
Six Months ended March 31, 2014
Shares sold	862,678	$34,178,240	910,432	$54,678,161
Shares issued in reinvestment of
distributions	212,392	8,070,892	--	--
Shares redeemed	(450,604)	(17,728,115)	(762,955)	(45,741,392)
Net increase (decrease)	624,466	$24,521,017	147,477	$8,936,769
Year ended September 30, 2013
Shares sold	995,690	$32,192,314	1,812,922	$92,585,282
Shares redeemed	(973,159)	(31,080,141)	(1,887,761)	(94,961,004)
Net increase (decrease)	22,531	$1,112,173	(74,839)	$(2,375,722)
Class R Shares:
Six Months ended March 31, 2014
Shares sold	128,812	$5,662,829	757,301	$48,010,427
Shares issued in reinvestment of
distributions	40,870	1,730,443	13,715	865,946
Shares redeemed	(164,179)	(7,176,437)	(1,572,341)	(100,579,394)
Net increase (decrease)	5,503	$216,835	(801,325)	$(51,703,021)
Year ended September 30, 2013
Shares sold	358,720	$12,574,327	2,181,451	$116,200,527
Shares issued in reinvestment of
distributions	--	--	10,963	543,551
Shares redeemed	(343,631)	(12,067,480)	(2,214,268)	(118,193,673)
Net increase (decrease)	15,089	$506,847	(21,854)	$(1,449,595)

Semiannual Report | 129

Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Six Months ended March 31, 2014
Shares sold	112,994	$5,135,675	1,337,811	$86,922,135
Shares issued on reinvestment of
distributions	308,823	13,470,860	131,722	8,353,795
Shares redeemed	(273,529)	(12,864,262)	(615,207)	(40,097,675)
Net increase (decrease)	148,288	$5,742,273	854,326	$55,178,255
Year ended September 30, 2013[b]
Shares sold	7,558,399	$277,192,794	15,563,644	$850,142,284
Shares redeemed	(133,953)	(5,266,726)	(972,901)	(55,337,834)
Net increase (decrease)	7,424,446	$271,926,068	14,590,743	$794,804,450
Advisor Class Shares:
Six Months ended March 31, 2014
Shares sold	880,267	$39,898,578	4,746,848	$302,771,805
Shares issued in reinvestment of
distributions	113,735	4,955,439	117,373	7,454,331
Shares redeemed	(386,861)	(17,405,261)	(3,440,064)	(221,456,541)
Net increase (decrease)	607,141	$27,448,756	1,424,157	$88,769,595
Year ended September 30, 2013
Shares sold	3,706,126	$133,447,083	10,652,415	$549,715,154
Shares issued in reinvestment of
distributions	--	--	127,618	6,364,288
Shares redeemed	(8,404,125)	(305,473,931)	(20,517,250)	(1,117,924,161)
Net increase (decrease)	(4,697,999)	$(172,026,848)	(9,737,217)	$(561,844,719)

			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended March 31, 2014
Shares sold	1,940,846,769	$4,666,609,079	30,541,419	$199,127,327
Shares issued in reinvestment of
distributions	489,601,249	1,165,704,329	10,861,775	70,672,777
Shares redeemed	(1,815,362,272)	(4,366,710,870)	(133,122,204)	(867,818,043)
Net increase (decrease)	615,085,746	$1,465,602,538	(91,719,010)	$(598,017,939)
Year ended September 30, 2013
Shares sold	4,354,381,598	$9,978,907,189	112,895,641	$760,106,465
Shares issued in reinvestment of
distributions	992,227,951	2,260,869,608	26,744,178	178,796,132
Shares redeemed	(3,092,977,833)	(7,071,149,681)	(346,540,853)	(2,311,792,019)
Net increase (decrease)	2,253,631,716	$5,168,627,116	(206,901,034)	$(1,372,889,422)

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class B Shares:[a]
Year ended September 30, 2013
Shares sold	522,287	$1,162,670	21,355	$146,093
Shares issued in reinvestment of
distributions	1,145,697	2,538,261	6,365	43,518
Shares redeemed	(105,172,170)	(234,876,925)	(1,510,613)	(10,275,042)
Net increase (decrease)	(103,504,186)	$(231,175,994)	(1,482,893)	$(10,085,431)
Class B1 Shares:[a]
Year ended September 30, 2013
Shares sold	3,551	$7,945
Shares issued in reinvestment of
distributions	14,310	32,007
Shares redeemed	(1,216,864)	(2,749,511)
Net increase (decrease)	(1,199,003)	$(2,709,559)
Class C Shares:
Six Months ended March 31, 2014
Shares sold	1,187,538,594	$2,885,678,352	6,012,761	$38,940,046
Shares issued in reinvestment of
distributions	204,597,203	492,628,137	3,057,346	19,765,616
Shares redeemed	(744,294,251)	(1,807,232,298)	(56,507,265)	(366,095,161)
Net increase (decrease)	647,841,546	$1,571,074,191	(47,437,158)	$(307,389,499)
Year ended September 30, 2013
Shares sold	2,239,214,060	$5,189,545,214	42,121,213	$283,323,130
Shares issued in reinvestment of
distributions	412,200,480	948,590,529	9,486,707	63,134,088
Shares redeemed	(1,414,653,251)	(3,267,856,582)	(233,443,498)	(1,546,583,235)
Net increase (decrease)	1,236,761,289	$2,870,279,161	(181,835,578)	$(1,200,126,017)
Class R Shares:
Six Months ended March 31, 2014
Shares sold	28,147,266	$66,675,149	1,307,130	$8,510,615
Shares issued in reinvestment of
distributions	4,582,963	10,758,857	203,743	1,325,236
Shares redeemed	(23,814,167)	(56,280,692)	(3,856,330)	(25,088,575)
Net increase (decrease)	8,916,062	$21,153,314	(2,345,457)	$(15,252,724)
Year ended September 30, 2013
Shares sold	52,111,312	$117,676,371	4,467,517	$29,986,017
Shares issued in reinvestment of
distributions	10,136,058	22,738,383	539,404	3,604,935
Shares redeemed	(61,456,372)	(138,356,471)	(11,047,893)	(73,826,579)
Net increase (decrease)	790,998	$2,058,283	(6,040,972)	$(40,235,627)

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Six Months ended March 31, 2014
Shares sold	31,734,254	$75,869,880	4,405,373	$28,681,528
Shares issued on reinvestment of
distributions	23,021,110	54,424,961	1,477,368	9,639,507
Shares redeemed	(29,177,104)	(70,208,967)	(1,841,953)	(12,034,842)
Net increase (decrease)	25,578,260	$60,085,874	4,040,788	$26,286,193
Year ended September 30, 2013[b]
Shares sold	815,412,903	$1,899,422,821	90,670,716	$611,873,567
Shares issued in reinvestment of
distributions	15,746,891	36,053,817	1,320,809	8,646,447
Shares redeemed	(2,158)	(4,963)	(18,635,945)	(121,150,611)
Net increase (decrease)	831,157,636	$1,935,471,675	73,355,580	$499,369,403
Advisor Class Shares:
Six Months ended March 31, 2014
Shares sold	571,215,918	$1,364,633,175	12,056,242	$78,769,922
Shares issued in reinvestment of
distributions	61,027,216	144,328,787	1,967,349	12,838,810
Shares redeemed	(290,555,618)	(693,038,665)	(50,688,474)	(331,097,184)
Net increase (decrease)	341,687,516	$815,923,297	(36,664,883)	$(239,488,452)
Year ended September 30, 2013
Shares sold	913,751,325	$2,083,044,126	59,088,551	$398,312,984
Shares issued in reinvestment of
distributions	147,677,613	333,712,924	6,572,267	44,179,978
Shares redeemed	(1,415,345,182)	(3,257,458,189)	(149,894,868)	(1,008,716,815)
Net increase (decrease)	(353,916,244)	$(840,701,139)	(84,234,050)	$(566,223,853)

			Franklin Utilities Fund
			Shares	Amount
Class A Shares:
Six Months ended March 31, 2014
Shares sold			16,972,326	$258,327,258
Shares issued in reinvestment of distributions			3,931,689	58,981,514
Shares redeemed			(24,003,374)	(362,476,411)
Net increase (decrease)			(3,099,359)	$(45,167,639)
Year ended September 30, 2013
Shares sold			48,622,807	$709,536,347
Shares issued in reinvestment of distributions			7,063,755	100,091,748
Shares redeemed			(50,828,151)	(735,906,997)
Net increase (decrease)			4,858,411	$73,721,098

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Utilities Fund
	Shares	Amount
Class B Shares:[a]
Year ended September 30, 2013
Shares sold	600	$8,432
Shares issued in reinvestment of distributions	2,747	37,416
Shares redeemed	(514,258)	(7,188,791)
Net increase (decrease)	(510,911)	$(7,142,943)
Class C Shares:
Six Months ended March 31, 2014
Shares sold	4,323,967	$65,410,187
Shares issued in reinvestment of distributions	802,766	11,984,445
Shares redeemed	(5,337,247)	(80,302,295)
Net increase (decrease)	(210,514)	$(2,907,663)
Year ended September 30, 2013
Shares sold	13,688,790	$199,242,995
Shares issued in reinvestment of distributions	1,376,485	19,419,779
Shares redeemed	(12,436,518)	(179,710,247)
Net increase (decrease)	2,628,757	$38,952,527
Class R Shares:
Six Months ended March 31, 2014
Shares sold	946,135	$14,358,238
Shares issued in reinvestment of distributions	100,112	1,496,695
Shares redeemed	(1,149,898)	(17,268,159)
Net increase (decrease)	(103,651)	$(1,413,226)
Year ended September 30, 2013
Shares sold	2,559,482	$37,361,769
Shares issued in reinvestment of distributions	181,816	2,566,649
Shares redeemed	(2,576,752)	(36,992,939)
Net increase (decrease)	164,546	$2,935,479
Class R6 Shares:
Six Months ended March 31, 2014
Shares sold	371,825	$5,577,188
Shares issued on reinvestment of distributions	313,613	4,734,400
Shares redeemed	(493,678)	(7,758,641)
Net increase (decrease)	191,760	$2,552,947
Year ended September 30, 2013[b]
Shares sold	14,907,633	$236,472,707
Shares issued in reinvestment of distributions	248,572	3,625,571
Shares redeemed	(285,812)	(4,262,261)
Net increase (decrease)	14,870,393	$235,836,017

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Utilities Fund
	Shares	Amount
Advisor Class Shares:
Six Months ended March 31, 2014
Shares sold	10,088,190	$152,928,273
Shares issued in reinvestment of distributions	493,937	7,471,279
Shares redeemed	(4,328,524)	(65,538,778)
Net increase (decrease)	6,253,603	$94,860,774
Year ended September 30, 2013
Shares sold	12,293,683	$180,230,567
Shares issued in reinvestment of distributions	1,093,603	15,491,381
Shares redeemed	(30,778,092)	(466,282,786)
Net increase (decrease)	(17,390,806)	$(270,560,838)
[a]Effective March 21, 2013, all Class B shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to September 30, 2013.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Investment Advisory Services, LLC (Investment Advisory)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin DynaTech Fund, the Franklin Growth Fund, and the Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Under a subadvisory agreement, Investment Advisory, an affiliate of Advisers, provides sub-advisory services to the Franklin Growth Fund. The subadvisory fee is paid by Advisers based on the average monthly net assets, and is not an additional expense of the fund. Effective April 14, 2014, the subadvisory agreement was terminated.

Under a subadvisory agreement, TIC, an affiliate of Advisers, provides subadvisory services to the Franklin Income Fund. The subadvisory fee is paid by Advisers based on the average monthly net assets, and is not an additional expense of the fund. Effective February 1, 2014, the subadvisory agreement was terminated.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund s shares up to the maximum annual plan

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech	Growth	Income	Securities	Utilities
	Fund	Fund	Fund	Fund	Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.15%	0.15%	0.15%
Compensation Plans:
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds shares for the period:

	Franklin	Franklin	Franklin
	DynaTech	Growth	Income
	Fund	Fund	Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$335,510	$1,910,552	$13,586,970
CDSC retained	$7,894	$43,454	$1,233,495

	Franklin U.S.
	Government	Franklin
	Securities	Utilities
	Fund	Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$279,290	$465,388
CDSC retained	$179,747	$47,135

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes aggregate net assets. The Class R6 pays Investor Services transfer agent fees specific to that class.

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees (continued)

For the period ended March 31, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin	Franklin	Franklin
	DynaTech	Growth	Income	U.S. Government	Utilities
	Fund	Fund	Fund	Securities Fund	Fund
Transfer agent fees	$639,001	$3,122,373	$11,482,480	$2,580,980	$1,208,418

f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Funds do not exceed 0.01% until January 31, 2015. There were no Class R6 transfer agent fees waived during the period ended March 31, 2014.

h. Other Affiliated Transactions

At March 31, 2014, one or more of the funds in the Franklin Templeton Fund Allocator Series owned a percentage of each fund s outstanding shares as follows:

			Franklin
Franklin	Franklin	Franklin	U.S. Government	Franklin
DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund
15.32%	9.63%	2.28%	6.70%	4.51%

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds custodian expenses. During the period ended March 31, 2014, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (continued)

At September 30, 2013, capital loss carryforwards were as follows:

	Franklin
	DynaTech		Franklin		Franklin
	Fund		Growth Fund		Income Fund
Capital loss carryforwards subject to expiration:
2016	$--		$13,543,792		$--
2017	14,592,268		--		125,830,718
2018	--		--		4,428,208,610
Capital loss carryforwards not subject to expiration:
Short term	--		11,868,687		--
Long term	--		32,283,585		1,291,588,852
Total capital loss carryforwards	$14,592,268	[a]	$57,696,064	[b]	$5,845,628,180

Franklin
U.S. Government
Securities Fund
Capital loss carryforwards subject to expiration:
2014	$47,763,112
2015	28,034,940
2016	20,514,778
2017	18,668,917
2018	16,923,309
2019	4,445,156
Capital loss carryforwards not subject to expiration:
Short term	91,986,205
Long term	122,502,393
Total capital loss carryforwards	$350,838,810

aIncludes $14,592,268 from the merged Franklin Global Communications Fund and Franklin Technology Fund, which may be carried over to offset future capital gains, subject to certain limitations.
bIncludes $13,543,792 from the merged Franklin Capital Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At September 30, 2013, the Franklin DynaTech Fund deferred late-year ordinary losses of $4,034,718.

At March 31, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Cost of investments	$1,252,142,156	$4,561,696,628	$80,607,382,331

Unrealized appreciation	$901,808,651	$4,972,150,654	$12,975,274,888
Unrealized depreciation	(8,976,623)	(29,589,567)	(3,517,918,283)
Net unrealized appreciation (depreciation)	$892,832,028	$4,942,561,087	$9,457,356,605

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Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (continued)

	Franklin
	U.S. Government
	Securities	Franklin
	Fund	Utilities Fund
Cost of investments	$7,184,547,706	$3,453,214,532

Unrealized appreciation	$283,782,760	$1,846,940,023
Unrealized depreciation	(68,042,505)	(3,811,882)
Net unrealized appreciation (depreciation)	$215,740,255	$1,843,128,141

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind, bond discounts and premiums, corporate actions, regulatory settlements, equity-linked securities and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2014, were as follows:

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Purchases	$374,042,663	$276,172,602	$18,995,855,968
Sales	$166,804,142	$55,137,830	$15,564,628,260

	Franklin
	U.S. Government
	Securities	Franklin
	Fund	Utilities Fund
Purchases	$2,993,581,462	$232,295,958
Sales	$4,304,669,005	$251,355,470

Transactions in options written during the period ended March 31, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Franklin Income Fund
Options outstanding at September 30, 2013	--	$--
Options written	66,933	6,194,279
Options expired	(19,933)	(1,716,323)
Options exercised	(30,000)	(3,203,780)
Options closed	--	--
Options outstanding at March 31, 2014	17,000	$1,274,176

See Notes 1(e) and 9 regarding derivative financial instruments and other derivative information, respectively.

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Notes to Financial Statements (unaudited) (continued)

7. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2014, the Franklin Income Fund had 34.42% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Income Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2014, the value of this security represents less than 0.05% of the fund s net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

8. UNFUNDED LOAN COMMITMENTS

The Franklin Income Fund enters into certain credit agreements, all or a portion of which may be unfunded. The fund is obligated to fund these loan commitments at the borrowers discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2014, unfunded commitments were as follows:

Unfunded
Borrower	Commitment
Franklin Income Fund
American Energy - Utica LLC, Second Lien Loans, 6.50%,
9/30/18	$35,000,000

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations.

9. OTHER DERIVATIVE INFORMATION

At March 31, 2014, the Franklin Income Fund s investments in derivative contracts are reflected on the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Equity contracts	Investments, at value	$ --	Options written, at value	$1,155,000

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Notes to Financial Statements (unaudited) (continued)

9. OTHER DERIVATIVE INFORMATION (continued)

For the period ended March 31, 2014, the effect of derivative contracts on the Franklin Income Fund s Statements of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Franklin Income Fund
Equity contracts	Net realized gain (loss) from written options	$1,716,323	$119,176

For the period ended March 31, 2014, the average month end fair value of derivatives represented less than 0.01% of average month end net assets. The average month end number of open derivative contracts for the period was 1.

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines affiliated companies to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies for the Franklin Income Fund for the period ended March 31, 2014, were as shown below.

	Number of			Number of
	Shares/			Shares/
	Warrants/			Warrants/
	Principal			Principal
	Amount*			Amount*			Realized
	Held at			Held at			Capital
	Beginning	Gross	Gross	End	Value at	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	End of Period	Income	(Loss)
Franklin Income Fund
Non-Controlled Affiliates
Agrium Inc.	7,500,000	--	--	7,500,000	$731,400,000	$9,562,500	$--
Callon Petroleum Co.	2,957,000	--	2,302,643	654,357	--a	--	10,415,918
Callon Petroleum Co., senior
secured note, 13.00%, 9/15/16	55,135,500	--	27,582,750	27,552,750	--a	2,557,882	109,981
CEVA Group PLC, Dollar Tranche B
L/C, 5.247%, 8/31/16	13,684,211	--	13,684,211	--	--	400,263	261,140
CEVA Group PLC, first lien, 144A,
7.00%, 3/01/21	--	15,000,000	--	15,000,000	15,318,750	32,083	--
CEVA Group PLC, Pre-Funded L/C,
7.75%, 3/19/21	--	20,320,197	--	20,320,197	20,282,097	--	--
CEVA Group PLC, secured note,
144A, 9.00%, 9/01/21	--	20,000,000	--	20,000,000	20,475,000	55,000	--

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Notes to Financial Statements (unaudited) (continued)

10.	HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (continued)

	Number of			Number of
	Shares/			Shares/
	Warrants/			Warrants/
	Principal			Principal
	Amount*			Amount*			Realized
	Held at			Held at			Capital
	Beginning	Gross	Gross	End	Value at	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	End of Period	Income	(Loss)
Franklin Income Fund (continued)
Non-Controlled Affiliates (continued)
CEVA Group PLC, senior note, first
lien, 144A, 4.00%, 5/01/18	261,778,982	--	75,000,000	186,778,982	$173,704,453	$5,061,455	$(5,758,487)
CEVA Group PLC, U.S. Term Loan,
7.75%, 3/19/21	--	29,556,650	--	29,556,650	29,501,231	--	--
CEVA Holdings LLC	91,371	--	--	91,371	114,213,825	--	--
CEVA Holdings LLC, cvt. pfd.,
A-1	2,897	--	--	2,897	4,838,408	--	--
CEVA Holdings LLC, cvt. pfd.,
A-2	112,565	--	2,000	110,565	138,206,350	--	(1,084,686)
Dex Media Inc.	2,048,551	--	--	2,048,551	18,846,669	--	--
Dex Media Inc., senior sub. note,
PIK, 12.00%, 1/29/17	38,640,842	1,352,429	--	39,993,271	24,095,946	1,352,429	--
Dex Media West LLC, Term Loan B,
8.00%, 12/30/16	3,865,349	--	2,278,726	1,586,623	1,286,156	59,565	(31,533)
Dynegy Holdings Inc., Escrow
Account	1,024,235,000	--	--	1,024,235,000	--	--	--
Dynegy Inc.	25,058,906	--	4,058,906	21,000,000	523,740,000	--	(81,337,703)
Dynegy Inc., senior note, 144A,
5.875%, 6/01/23	75,000,000	20,000,000	--	95,000,000	93,812,500	2,735,139	--
Dynegy Inc., wts., 10/02/17	1,143,273	--	--	1,143,273	2,000,728	--	--
Dynegy Roseton Danskammer Pass
Through Trust, Escrow Account	40,000,000	--	--	40,000,000	--	--	--
[b] R.H. Donnelley Inc., Term Loan B,
9.75%, 12/30/16	40,152,231		1,226,521	38,925,710	25,082,754	1,925,378	235,822
Total Affiliated Securities (Value is 2.14% of Net Assets)					$1,936,804,867	$23,741,694	$(77,189,548)

*In U.S. dollars unless otherwise indicated.
aAs of March 31, 2014, no longer an affiliate.
bCompany is a wholly owned subsidiary of Dex Media Inc.

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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Notes to Financial Statements (unaudited) (continued)

11. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the period ended March 31, 2014, the Funds did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds financial instruments and are summarized in the following fair value hierarchy:

  Level 1 quoted prices in active markets for identical financial instruments
  Level 2 other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 significant unobservable inputs (including the Funds own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2014, in valuing the Funds assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin DynaTech Fund
Assets:
Investments in Securities:
Equity Investments[a]	$2,087,060,080	$--	$--	$2,087,060,080
Short Term Investments	57,914,104	--	--	57,914,104
Total Investments in
Securities	$2,144,974,184	$--	$--	$2,144,974,184

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Notes to Financial Statements (unaudited) (continued)

12. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3		Total
Franklin Growth Fund
Assets:
Investments in Securities:
Equity Investments[a]	$8,721,662,644	$--	$--		$8,721,662,644
Short Term Investments	485,193,678	297,401,393	--		782,595,071
Total Investments in
Securities	$9,206,856,322	$297,401,393	$--		$9,504,257,715
Franklin Income Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$7,679,245,430	$572,106,507	$--		$8,251,351,937
Financials	5,614,474,162	288,250,000	--		5,902,724,162
Industrials	2,640,375,000	257,258,583	--		2,897,633,583
Materials	6,578,880,774	29,043,720	--		6,607,924,494
Utilities	10,874,776,485	126,430,000	--		11,001,206,485
All Other Equity
Investments[b]	11,225,325,832	--	--		11,225,325,832
Equity-Linked Securities	--	9,269,801,756	--		9,269,801,756
Convertible Bonds	--	695,932,371	--		695,932,371
Corporate Bonds	--	29,776,897,050	--		29,776,897,050
Senior Floating Rate Interests	--	3,542,199,746	--		3,542,199,746
Escrows and Litigation Trusts	--	--	150,000	[c]	150,000
Short Term Investments	706,268,206	187,323,314			893,591,520
Total Investments in
Securities	$45,319,345,889	$44,745,243,047	$150,000		$90,064,738,936
Other Financial Instruments
Unfunded Loan Commitments	$--	$2,617,742	$--		$2,617,742
Liabilities:
Other Financial Instruments
Options Written	$1,155,000	$--	$--		$1,155,000
Franklin U.S. Government Securities
Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$--	$7,295,865,086	$--		$7,295,865,086
Short Term Investments	104,422,875	--	--		104,422,875
Total Investments in
Securities	$104,422,875	$7,295,865,086	$--		$7,400,287,961

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Notes to Financial Statements (unaudited) (continued)

12. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3	Total
Franklin Utilities Fund
Assets:
Investments in Securities:
Equity Investments[a]	$5,155,232,290	$--	$--	$5,155,232,290
Corporate Bonds	--	74,892,894	--	74,892,894
Short Term Investments	66,217,489	--	--	66,217,489
Total Investments in
Securities	$5,221,449,779	$74,892,894	$--	$5,296,342,673

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common, preferred and convertible preferred stocks as well as other equity investments.
cIncludes securities determined to have no value at March 31, 2014.

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Currency		Selected Portfolio

EUR	-Euro	ADR	-	American Depositary Receipt
GBP	- British Pound	FHLB	-	Federal Home Loan Bank
		FHLMC	-	Federal Home Loan Mortgage Corp.
		FNMA	-	Federal National Mortgage Association
		FRN	-	Floating Rate Note
		GP	-	Graduated Payment
		L/C	-	Letter of Credit
		MTN	-	Medium Term Note
		PIK	-	Payment-In-Kind
		SF	-	SingleFamily

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Franklin Custodian Funds

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the five separate funds in Franklin Custodian Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management s determination of a portfolio manager s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares during 2013 and the previous 10-year period ended December 31, 2013, in comparison with a performance universe selected by Lipper. Investment performance was shown on a total return basis for all Funds with income return being shown as well for those Funds having income as an investment objective element. The following summarizes the performance results for each Fund.

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin DynaTech Fund This Fund s investment performance was shown in comparison to a performance universe consisting of the Fund and all retail and institutional multi-cap growth funds as classified by Lipper. The Lipper report showed the Fund s total return for 2013 to be in the highest or best performing quintile of its performance universe and on an annualized basis to be in the second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund s performance as shown in the Lipper report.

Franklin Growth Fund The Fund s investment performance was shown in comparison to a performance universe consisting of all retail and institutional multi-cap core funds as classified by Lipper. The Lipper report showed the Fund s total return during 2013 to be in the second-lowest performing quintile of such performance universe and on an annualized basis to be in the middle performing quintile for the previous three- and five-year periods, and in the second-highest performing quintile of such universe for the previous 10-year period. The Board discussed with management the Fund s 2013 underperformance but found the Fund s overall performance as shown in the Lipper report to be acceptable and noted that its total return for 2013 exceeded 29%.

Franklin Income Fund The Fund s investment performance was shown in comparison to a performance universe consisting of the Fund and all other retail and institutional mixed-asset target allocation moderate funds as classified by Lipper. The Lipper report showed the Fund s income return during 2013 to be in the highest or best performing quintile of its performance universe and its income return on an annualized basis during each of the previous three-, five- and 10-year periods to also be in the highest performing quintile of such performance universe. The Lipper report showed the Fund s total return during 2013 to be in the middle performing quintile of its Lipper performance universe, and on an annualized basis to be in either the highest or second-highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund s performance as shown in the Lipper report.

Franklin U.S. Government Securities Fund This Fund s investment performance was shown in comparison to a performance universe consisting of all retail and institutional Ginnie Mae funds as classified by Lipper. The Fund s Lipper report showed its income return during 2013 to be in the second-highest performing quintile of it Lipper performance universe and its income return on an annualized basis to be in either the highest or second-highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Fund s Lipper report showed its total return to be in the highest performing quintile of its performance universe during 2013, and its total return on an annualized basis to be in the middle performing quintiles of such universe for the previous three- and 10-year periods, and in the second-lowest performing quintile of such universe for the previous five-year period. The Board found such comparative performance to be acceptable in view of the Fund s income investment objective and conservative policy of investing only in plain vanilla Ginnie Mae pass-through securities. The Board also noted that the Fund s total return for the annualized five-year period was less than eight basis points below the performance universe median for such period.

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin Utilities Fund This Fund s investment performance was shown in comparison to a performance universe consisting of all retail and institutional utility funds as classified by Lipper. The Fund s Lipper report showed its income return during 2013 to be in the second-highest performing quintile of such universe, and its income return on an annualized basis to be in either the highest or second-highest performing quintile of such performance universe during each of the previous three-, five- and 10-year periods. The Fund s total return during 2013 was in the second-lowest performing quintile of its performance universe, and on an annualized basis was in the second-highest performing quintile of such universe during each of the previous three- and 10-year periods, and in the middle performing quintile of such universe during the previous five-year period. The Board discussed with management the reason for the Fund s 2013 total return underperformance but was satisfied with the Fund s overall performance as shown in the Lipper report and noted that the Fund s total return for such year as shown in the Lipper report exceeded 13.5%.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative charges as being part of management fees, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed for each Fund that its contractual investment management fee rate was below the median of its Lipper expense group and its actual total expense ratio was in the least expensive quintile of its Lipper expense group. Based upon the above, the Board was satisfied with the management fee and actual total expense ratio of each Fund in comparison to its respective Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds profitability report presentations from prior years. Additionally, the Funds independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; and declining thereafter until reaching a breakpoint of 0.35% for assets in excess of $50 billion, with such breakpoints continuing in the case of Franklin Income Fund and Franklin Utilities Fund to 0.345% on assets in excess of $65 billion and 0.34% on assets in excess of $80 billion. Existing breakpoints continue beyond the year-end asset size of each Fund other than Franklin Income Fund, whose assets had grown to approximately $86 billion at December 31, 2013. In discussing additional breakpoints for such Fund, management expressed the view that its fee structure reaches

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

a relatively low rate quickly anticipating economies of scale as assets increase and pointed out the Fund s favorable contractual management fee and total expense comparison within its Lipper expense group as previously discussed under Comparative Expenses. The Board also noted economies of scale are realized from asset growth in excess of a fund s last breakpoint since this results in an overall lower management fee rate. While intending to monitor future growth of Franklin Income Fund, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for this Fund as well as for each of the other Funds provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission s website at sec.gov. The filed form may also be viewed and copied at the Commission s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                                N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 27, 2014

By /s/GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  May 27, 2014